EXHIBIT 4.1


                         POOLING AND SERVICING AGREEMENT

                                      among


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                as the Depositor

                               WMC MORTGAGE CORP.,
                                as the Servicer,

                       THE FIRST NATIONAL BANK OF CHICAGO,
                                 as the Trustee


                          Dated as of December 1, 1997

                                   relating to

                  WMC MORTGAGE LOAN PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-2

                                TABLE OF CONTENTS

SECTION                                                             PAGE

                                   CONVEYANCE

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

Section 1.01   DEFINITIONS.............................................3
          Accepted Servicing Practices.................................4
          Account......................................................4
          Accrual Period...............................................4
          Adjusted Pass-Through Rate...................................4
          Aggregate Certificate Principal Balance......................4
          Agreement....................................................4
          Applied Realized Loss Amount.................................4
          Appraised Value..............................................4
          Authorized Officer...........................................4
          Available Capped Interest....................................5
          Available Funds Cap Carry Forward Amount.....................5
          Available Funds Cap Rate.....................................5
          Business Day.................................................5
          Capitalized Interest Account.................................5
          Capped Interest Reallocation Amount..........................6
          Capped Interest Shortfall Amount.............................6
          Certificate..................................................6
          Certificate Account..........................................6
          Certificateholder............................................6
          Certificate Principal Balance................................6
          Class........................................................7
          Class A Certificate..........................................7
          Class A Certificate Principal Balance........................7
          Class A Certificate Termination Date.........................7
          Class A Current Interest.....................................7
          Class A Distribution Amount..................................7
          Class A Interest Carry Forward Amount........................7
          Class A Pass-Through Rate....................................7
          Class A Principal Distribution Amount........................7
          Class B Applied Realized Loss Amount.........................8
          Class B Certificate..........................................8
          Class B Certificate Principal Balance........................8
          Class B Certificate Termination Date.........................8
          Class B Current Interest.....................................8
          Class B Distribution Amount..................................8
          Class B Interest Carry Forward Amount........................9
          Class B Pass-Through Rate....................................9
          Class B Principal Distribution Amount........................9
          Class B Realized Loss Amortization Amount....................9
          Class C Certificate..........................................9
          Class C Current Interest.....................................9
          Class C Interest Carry Forward Amount.......................10
          Class C Interest Distribution Amount........................10
          Class M-1 Applied Realized Loss Amount......................10
          Class M-1 Certificate.......................................10
          Class M-1 Certificate Principal Balance.....................10
          Class M-1 Certificate Termination Date......................10
          Class M-1 Current Interest..................................11
          Class M-1 Distribution Amount...............................11
          Class M-1 Interest Carry Forward Amount.....................11
          Class M-1 Pass-Through Rate.................................11
          Class M-1 Principal Distribution Amount.....................11
          Class M-1 Realized Loss Amortization Amount.................11
          Class M-2 Applied Realized Loss Amount......................12
          Class M-2 Certificate.......................................12
          Class M-2 Certificate Principal Balance.....................12
          Class M-2 Certificate Termination Date......................12
          Class M-2 Current Interest..................................12
          Class M-2 Distribution Amount...............................12
          Class M-2 Interest Carry Forward Amount.....................12
          Class M-2 Pass-Through Rate.................................13
          Class M-2 Principal Distribution Amount.....................13
          Class M-2 Realized Loss Amortization Amount.................13
          Class R-1 Certificate.......................................13
          Class R-2 Certificate.......................................13
          Clean-Up Call Date..........................................13
          Closing.....................................................13
          Code........................................................14
          Collection Account..........................................14
          Compensating Interest.......................................14
          Component...................................................14
          Component Notional Amount...................................14
          Controlling Non-Offered Certificateholders..................14
          Corporate Trust Office......................................14
          Coupon Rate.................................................14
          Cumulative Realized Losses..................................14
          Current Interest............................................14
          Cut-Off Date................................................15
          Daily Collections...........................................15
          Deleted Mortgage Loan.......................................15
          Delinquent..................................................15
          Delinquency Interest Advances...............................15
          Delivery Order..............................................15
          Depositor...................................................15
          Depository..................................................15
          Designated Depository Institution...........................15
          Determination Date..........................................16
          Direct Participant..........................................16
          DTC Participant.............................................16
          Disqualified Organization...................................16
          Distribution Date...........................................16
          Due Period..................................................16
          Eligible Investments........................................16
          ERISA   ....................................................16
          Expense Fee Rate............................................16
          Extra Principal Distribution Amount.........................16
          FDIC........................................................16
          FHLMC.......................................................16
          File........................................................16
          Final Determination.........................................17
          Fitch.......................................................17
          FNMA........................................................17
          Formula Pass-Through Rate...................................17
          Highest Lawful Rate.........................................17
          Indirect Participant........................................17
          Initial Cut-Off Date........................................17
          Initial Mortgage Loan.......................................17
          Initial Mortgage Loan Schedule..............................17
          Initial Pool Balance........................................17
          Insurance Policy............................................17
          Interest Amount Available...................................17
          Interest Remittance Amount..................................17
          LIBOR.......................................................18
          LIBOR Determination Date....................................18
          Liquidated Loan.............................................18
          Liquidation Expenses........................................18
          Liquidation Proceeds........................................18
          Loan Balance................................................18
          Loan Purchase Price.........................................18
          Loan-to-Value Ratio.........................................19
          London Business Day.........................................19
          Mezzanine Certificates......................................19
          Monthly Excess Cashflow Amount..............................19
          Monthly Excess Interest Amount..............................19
          Monthly Remittance..........................................19
          Moody's.....................................................19
          Mortgage....................................................19
          Mortgage Loans..............................................19
          Mortgage Loan Schedule......................................20
          Mortgagor...................................................20
          Non-Offered Certificate.....................................20
          Non-United States Person....................................20
          Note........................................................20
          Notional Amount.............................................20
          Offered Certificates........................................20
          Officer's Certificate.......................................20
          Original Aggregate Loan Balance.............................20
          Original Pre-Funded Amount..................................20
          Outstanding.................................................21
          Overcollateralization Amount................................21
          Overcollateralization Deficiency............................21
          Overcollateralization Release Amount........................21
          Pass-Through Rate...........................................22
          Percentage Interest.........................................22
          Person......................................................22
          Plan........................................................22
          Pre-Funded Amount...........................................23
          Pre-Funding Account.........................................23
          Pre-Funding Period..........................................23
          Prepaid Installment.........................................23
          Prepayment..................................................23
          Preservation Expenses.......................................23
          Principal Distribution Amount...............................23
          Principal Remittance Amount.................................23
          Prohibited Transaction......................................24
          Property....................................................24
          Purchase Option Period......................................24
          Qualified Liquidation.......................................24
          Qualified Mortgage..........................................24
          Qualified Replacement Mortgage Loan.........................24
          Rating Agencies.............................................24
          Realized Loss...............................................24
          Record Date.................................................24
          Reference Banks.............................................25
          Register....................................................25
          Registrar...................................................25
          Regular Certificate.........................................25
          REMIC.......................................................25
          REMIC I ....................................................25
          REMIC I Regular Interest....................................25
          REMIC I Regular Interest LT-A...............................26
          REMIC I Regular Interest LT-M-1.............................26
          REMIC I Regular Interest LT-M-2.............................26
          REMIC I Regular Interest LT-B...............................26
          REMIC I Remittance Rate.....................................26
          REMIC II....................................................26
          REMIC II Certificate........................................26
          REMIC Opinion...............................................26
          REMIC Provisions............................................26
          REO Property................................................26
          Replacement Cut-Off Date....................................27
          Representation Letter.......................................27
          Residual Certificate........................................27
          Sale and Purchase Agreement.................................27
          S&P.........................................................27
          Securities Act..............................................27
          Seller......................................................27
          Senior Enhancement Percentage...............................27
          Senior Specified Enhancement Percentage.....................27
          Servicer....................................................27
          Servicer Affiliate..........................................27
          Servicing Advance...........................................27
          Servicing Fee...............................................27
          Servicing Officer...........................................28
          Servicing Termination Trigger...............................28
          60+ Day Delinquent Loan.....................................28
          Trigger Event...............................................28
          Startup Day.................................................28
          Stepdown Date...............................................28
          Subordinated Trigger Event..................................29
          Subsequent Cut-Off Date.....................................29
          Subsequent Mortgage Loan....................................30
          Subsequent Mortgage Loan Schedule...........................30
          Subsequent Transfer Agreement...............................30
          Subsequent Transfer Date....................................30
          Sub-Servicer................................................30
          Sub-Servicing Agreement.....................................30
          Substitution Amount.........................................30
          Targeted Overcollateralization Amount.......................30
          Tax Matters Certificate.....................................30
          Tax Matters Person..........................................30
          Tax Matters Person Residual Interest........................31
          Telerate Page 3750..........................................31
          Termination Notice..........................................31
          Trigger Event...............................................31
          Trust.......................................................31
          Trust Fund..................................................31
          Trustee ....................................................31
          Trustee Fee.................................................31
          Uncertificated Balance......................................31
          Uncertificated Interest.....................................31
          Underwriters................................................32
          United States Person........................................32
          Unpaid Realized Loss Amount.................................32

Section 1.02   USE OF WORDS AND PHRASES...............................32
Section 1.03   CAPTIONS; TABLE OF CONTENTS............................32
Section 1.04   OPINIONS...............................................32


                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

Section 2.01   Establishment of the Trust Fund........................33
Section 2.02   OFFICE.................................................33
Section 2.03   PURPOSES AND POWERS....................................33
Section 2.04   APPOINTMENT OF THE TRUSTEE; DECLARATION OF TRUST.......33
Section 2.05   ACCEPTANCE OF REMIC I BY THE TRUSTEE...................33
Section 2.06   ISSUANCE OF CLASS R-1 CERTIFICATES.....................34
Section 2.07   CONVEYANCE OF REMIC I REGULAR INTERESTS;
                    ACCEPTANCE OF REMIC II BY THE TRUSTEE.............34
Section 2.08   ISSUANCE OF REMIC II CERTIFICATES......................34


                                   ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR AND THE SERVICER; ENFORCEMENT OF SALEAND PURCHASE AGREEMENT

Section 3.01   REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.......35
Section 3.02   REPRESENTATIONS AND WARRANTIES OF THE SERVICER........36
Section 3.03   CURE, SUBSTITUTION AND REPURCHASE.....................39
Section 3.04   [INTENTIONALLY OMITTED]...............................41
Section 3.05   ASSIGNMENT AND CONVEYANCE OF THE MORTGAGE LOANS.......41
Section 3.06   ACCEPTANCE BY TRUSTEE; CERTIFICATION BY TRUSTEE.......42
Section 3.07   CONVEYANCES OF SUBSEQUENT MORTGAGE LOANS..............43


                                   ARTICLE IV

                             [INTENTIONALLY OMITTED]


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01   TERMS.................................................46
Section 5.02   FORMS.................................................46
Section 5.03   EXECUTION AND DELIVERY OF THE CERTIFICATES............47
Section 5.04   REGISTRATION AND TRANSFER OF CERTIFICATES.............47
Section 5.05   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.....49
Section 5.06   PERSONS DEEMED CERTIFICATEHOLDERS.....................50
Section 5.07   CANCELLATION..........................................50
Section 5.08   LIMITATIONS ON TRANSFER OF OWNERSHIP RIGHTS...........50
Section 5.09   ASSIGNMENT OF RIGHTS..................................52


                                   ARTICLE VI

                                    COVENANTS

Section 6.01   DISTRIBUTIONS.........................................53
Section 6.02   MONEY FOR DISTRIBUTIONS TO BE HELD IN TRUST;
                 WITHHOLDING.........................................53
Section 6.03   PROTECTION OF TRUST FUND..............................54
Section 6.04   [INTENTIONALLY OMITTED]...............................55
Section 6.05   NEGATIVE COVENANTS....................................55
Section 6.06   NO OTHER POWERS.......................................55
Section 6.07   LIMITATION OF SUITS...................................55
Section 6.08   [INTENTIONALLY OMITTED]...............................56
Section 6.09   RIGHTS AND REMEDIES CUMULATIVE........................56
Section 6.10   DELAY OR OMISSION NOT WAIVER..........................56
Section 6.11   CONTROL BY CERTIFICATEHOLDERS.........................56
Section 6.12   INDEMNIFICATION OF THE DEPOSITOR......................57
Section 6.13   ACCESS TO CERTIFICATEHOLDERS' NAMES AND ADDRESSES.....57


                                   ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 7.01   COLLECTION OF MONEY...................................58
Section 7.02   CERTIFICATE ACCOUNT...................................58
Section 7.03   DISTRIBUTIONS.........................................58
Section 7.04   PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT..63
Section 7.05   INVESTMENT OF ACCOUNTS................................64
Section 7.06   [INTENTIONALLY OMITTED]...............................65
Section 7.07   ELIGIBLE INVESTMENTS..................................65
Section 7.08   ACCOUNTING AND DIRECTIONS BY TRUSTEE..................68
Section 7.09   REPORTS BY TRUSTEE TO CERTIFICATEHOLDERS..............68
Section 7.10   REPORTS BY TRUSTEE....................................70


                                  ARTICLE VIII

               SERVICING AND ADMINISTRATION OF THE MORTGAGE LOANS

Section 8.01   SERVICER AND SUB-SERVICERS............................72
Section 8.02   COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS..........73
Section 8.03   SUB-SERVICING AGREEMENTS BETWEEN SERVICER AND
                 SUB-SERVICERS.......................................73
Section 8.04   SUCCESSOR SUB-SERVICERS...............................74
Section 8.05   LIABILITY OF SERVICER; INDEMNIFICATION................74
Section 8.06   NO CONTRACTUAL RELATIONSHIP BETWEEN SUB-SERVICER,
                 TRUSTEE OR THE CERTIFICATEHOLDERS...................75
Section 8.07   ASSUMPTION OR TERMINATION OF SUB-SERVICING
                 AGREEMENT BY TRUSTEE................................75
Section 8.08   COLLECTION ACCOUNT....................................75
Section 8.09   DELINQUENCY INTEREST ADVANCES AND SERVICING
                 ADVANCES............................................77
Section 8.10   COMPENSATING INTEREST; REPURCHASE OF MORTGAGE LOANS...78
Section 8.11   MAINTENANCE OF INSURANCE..............................78
Section 8.12   DUE-ON-SALE CLAUSES; ASSUMPTION AND SUBSTITUTION
                AGREEMENTS...........................................79
Section 8.13   REALIZATION UPON DEFAULTED MORTGAGE LOANS;
                 INSPECTION..........................................80
Section 8.14   TRUSTEE TO COOPERATE; RELEASE OF FILES................81
Section 8.15   SERVICING COMPENSATION................................82
Section 8.16   ANNUAL STATEMENT AS TO COMPLIANCE.....................82
Section 8.17   ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS'
                 REPORTS.............................................82
Section 8.18   ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                 REGARDING THE MORTGAGE LOANS........................83
Section 8.19   ASSIGNMENT OF AGREEMENT...............................83
Section 8.20   REMOVAL OF SERVICER; RESIGNATION OF SERVICER..........83
Section 8.21   INSPECTIONS; ERRORS AND OMISSIONS INSURANCE...........86


                                   ARTICLE IX

                              TERMINATION OF TRUST

Section 9.01   TERMINATION OF TRUST FUND.............................88
Section 9.02   TERMINATION UPON OPTION OF THE SERVICER OR
                 CERTIFICATEHOLDERS OF NON-OFFERED CERTIFICATES......88
Section 9.03   TERMINATION UPON LOSS OF REMIC STATUS.................89
Section 9.04   DISPOSITION OF PROCEEDS...............................90


                                    ARTICLE X

                                   THE TRUSTEE

Section 10.01  Certain Duties and Responsibilities...................91
Section 10.02  REMOVAL OF TRUSTEE FOR CAUSE..........................93
Section 10.03  CERTAIN RIGHTS OF THE TRUSTEE.........................94
Section 10.04  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                 CERTIFICATES........................................95
Section 10.05  MAY HOLD CERTIFICATES.................................96
Section 10.06  MONEY HELD IN TRUST...................................96
Section 10.07  COMPENSATION AND REIMBURSEMENT; NO LIEN FOR FEES......96
Section 10.08  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY...............96
Section 10.09  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.....97
Section 10.10  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE........98
Section 10.11  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                 BUSINESS OF THE TRUSTEE.............................99
Section 10.12  REPORTING; WITHHOLDING................................99
Section 10.13  LIABILITY OF THE TRUSTEE.............................100
Section 10.14  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE........100


                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01  COMPLIANCE CERTIFICATES AND OPINIONS.................102
Section 11.02  FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE...........102
Section 11.03  ACTS OF CERTIFICATEHOLDERS...........................103
Section 11.04  NOTICES, ETC. TO TRUSTEE.............................104
Section 11.05  NOTICES AND REPORTS TO CERTIFICATEHOLDERS;
                 WAIVER OF NOTICES..................................104
Section 11.06  RULES BY TRUSTEE.....................................104
Section 11.07  SUCCESSORS AND ASSIGNS...............................104
Section 11.08  SEVERABILITY.........................................105
Section 11.09  BENEFITS OF AGREEMENT................................105
Section 11.10  LEGAL HOLIDAYS.......................................105
Section 11.11  GOVERNING LAW........................................105
Section 11.12  COUNTERPARTS.........................................105
Section 11.13  [INTENTIONALLY OMITTED]..............................105
Section 11.14  AMENDMENTS...........................................105
Section 11.15  PAYING AGENT; APPOINTMENT AND ACCEPTANCE OF
                 DUTIES.............................................106
Section 11.16  REMIC STATUS.........................................107
Section 11.17  ADDITIONAL LIMITATION ON ACTION AND IMPOSITION
                 OF TAX.............................................109
Section 11.18  APPOINTMENT OF TAX MATTERS PERSON....................109
Section 11.19  NOTICES..............................................109


SCHEDULE I         MORTGAGE LOAN SCHEDULE
EXHIBIT A-1        FORM OF CLASS A CERTIFICATE
EXHIBIT A-2        FORM OF CLASS M-1 CERTIFICATE
EXHIBIT A-3        FORM OF CLASS M-2 CERTIFICATE
EXHIBIT A-4        FORM OF CLASS B CERTIFICATE
EXHIBIT A-5        FORM OF CLASS C CERTIFICATE
EXHIBIT A-6        FORM OF CLASS R-1 CERTIFICATE
EXHIBIT A-7        FORM OF CLASS R-2 CERTIFICATE
EXHIBIT B          [INTENTIONALLY OMITTED]
EXHIBIT C          [INTENTIONALLY OMITTED]
EXHIBIT D          FORM OF CERTIFICATE RE: MORTGAGE LOANS
                   REPAID IN FULL AFTER CUT-OFF DATE
EXHIBIT E          FORM OF TRUSTEE'S RECEIPT
EXHIBIT F          FORM OF POOL CERTIFICATION
EXHIBIT G          FORM OF DELIVERY ORDER
EXHIBIT H          [INTENTIONALLY OMITTED]
EXHIBIT I          FORM OF RESIDUAL TAX MATTERS TRANSFER CERTIFICATE

          THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 1997 by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, in its capacity as depositor (the "Depositor"), WMC MORTGAGE CORP., a California corporation, in its capacity as servicer (the "Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, in its capacity as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

          The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein) created hereunder, consisting primarily of the Mortgage Loans and, if any, the Pre-Funding Account and the Capitalized Interest Account (each, as defined herein).

          As provided herein, the Trustee will elect to treat the segregated pool of assets (consisting of the Mortgage Loans but excluding the Pre-Funding Account and the Capitalized Interest Account, if any) and certain other related assets subject to this Agreement as a REMIC (as defined herein) for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-1 Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein) representing the "regular interests" in REMIC I. None of the REMIC I Regular Interests will be certificated.

                                         INITIAL
                   REMIC I            UNCERTIFICATED    LATEST POSSIBLE
DESIGNATION    REMITTANCE RATE           BALANCE        MATURITY DATE(1)

 LT-A            Variable(2)         $316,000,000.00    March 20, 2029

LT-M-1           Variable(2)         $ 31,000,000.00    March 20, 2029

LT-M-2           Variable(2)         $ 29,000,000.00    March 20, 2029

 LT-B            Variable(2)         $ 24,000,000.00    March 20, 2029


(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the thirteenth Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

          As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-2 Certificates will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial Class Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G- 1(a)(4)(iii), the "latest possible maturity date" for each of the Classes of Certificates or Components thereof representing the "regular interests" in REMIC II.



DESIGNATION        PASS-THROUGH                      Class                   Latest Possible
                       RATE            CERTIFICATE PRINCIPAL BALANCE         MATURITY DATE(4)

Class A             Variable(2)                   $316,000,000.00             March 20, 2029

Class M-1           Variable(2)                   $ 31,000,000.00             March 20, 2029

Class M-2           Variable(2)                   $ 29,000,000.00             March 20, 2029

Class B             Variable(2)                   $ 24,000,000.00             March 20, 2029

Component A(1)      Variable(2)                   N/A(3)                      March 20, 2029

Component M-1(1)    Variable(2)                   N/A(3)                      March 20, 2029

Component M-2(1)    Variable(2)                   N/A(3)                      March 20, 2029

Component B(1)      Variable(2)                   N/A(3)                      March 20, 2029


----------------------------
(1) Constitutes a separate "regular interest" in REMIC II represented by the Class C Certificates.

(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) Component A, Component M-1, Component M-2 and Component B will not have stated amounts. Rather each will accrue interest as provided herein on a Component Notional Amount equal to: (i) in the case of Component A, the Uncertificated Balance of REMIC I Regular Interest LT-A outstanding from time to time; (ii) in the case of Component M-1, the Uncertificated Balance of REMIC I Regular Interest LT-M-1 outstanding from time to time; (iii) in the case of Component M-2, the Uncertificated Balance of REMIC I Regular
    Interest LT-M-2 outstanding from time to time; and (iv) in the case of Component B, the Uncertificated Balance of REMIC I Regular Interest LT-B outstanding from time to time.

(4) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the thirteenth Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates evidencing a "regular interest" in REMIC II.

          As of the Initial Cut-Off Date, the Mortgage Loans had an aggregate Loan Balance equal to $400,004,366.94.

         As of the Startup Day, the REMIC I Regular Interests have an aggregate Uncertificated Balance equal to $400,004,366.94.

          In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                                   CONVEYANCE

          To provide for the distribution of the interest on and/or principal of the Certificates in accordance with their terms, all of the sums distributable under this Agreement with respect to the Certificates and the performance of the covenants contained in this Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trust, without recourse and for the exclusive benefit of the Certificateholders of the Certificates, all of its right, title and interest in and to any and all benefits accruing to it from (a) the Mortgage Loans (other than any interest due thereon and principal received on or prior to the related CutOff Date) listed in the Mortgage Loan Schedule delivered to the Trustee herewith and from time to time during the Pre-Funding Period (and all substitutions therefor as provided by Sections 3.03 and 3.06), together with the related Mortgage Loan documents and the Depositor's interest in any Property which secured a Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts, if any, as may be held by the Trustee in each of the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account, and such amounts as may be held in the name of the Trustee in the Collection Account, if any, in each case exclusive of investment earnings thereon (except as otherwise provided herein), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) the rights of the Depositor under the Sale and Purchase Agreement (other than any rights of the Depositor under Section 4.04 thereof); and (d) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein ((a)-(d) above shall be collectively referred to herein as the "Trust Fund").

          The Trustee acknowledges such sale, accepts the Trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein in accordance with the terms of this Agreement.

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

          Section 1.01   DEFINITIONS.

          For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

          "Accepted Servicing Practices": The servicing standard to be adhered to by the Servicer under this Agreement in servicing the Mortgage Loans, which is the same degree of care as the Servicer customarily employs in servicing and administering mortgage loans of the same type for its own account in accordance with accepted mortgage loan servicing practices of prudent lending institutions.

          "Account": Any account established in accordance with Sections 7.02,
7.04 or 8.08 hereof.

          "Accrual Period": With respect to the Offered Certificates and any Distribution Date, the period commencing on (and including) the preceding Distribution Date (or, in the case of the first Accrual Period, commencing on the Startup Day) and ending on (and including) the day immediately preceding the Distribution Date with respect to which such Accrual Period is being calculated. All calculations of interest will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

          "Adjusted Pass-Through Rate": A rate equal to the sum of (a) the Weighted Average Pass-Through Rate and (b) any portion of the Trustee Fee (calculated as a percentage of the outstanding principal amount of the Certificates) then accrued and outstanding.

          "Aggregate Certificate Principal Balance": As of any date of determination thereof, the sum of the then outstanding Certificate Principal Balance of the Class A Certificates, the Mezzanine Certificates and the Class B Certificates.

          "Agreement": This Pooling and Servicing Agreement, as it may be amended or supplemented from time to time, including the Exhibits and Schedules hereto.

          "Applied Realized Loss Amount": As of any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Offered Certificates on such Distribution Date, after taking into account the distribution of the Principal Distribution Amount on such Distribution Date but prior to the application of the Applied Realized Loss Amount, if any, on such Distribution Date over (y) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period.

          "Appraised Value": The appraised value of any Property based upon the lowest of (i) the appraisal made at the time of the origination of the related Mortgage Loan, (ii) in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, and (iii) a review appraisal.

          "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to the Agreement, and whose action is binding upon such Person; with respect to the Depositor, the Seller and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered at the Closing; with respect to the Trustee, any Vice President, Assistant Vice President, Trust Officer or any Officer of the Trustee either located at the Corporate Trust Office or to whom a matter arising under this Agreement may be referred.

          "Available Capped Interest": With respect to any Distribution Date, the excess, if any, of (x) the sum of the amount of interest accrued at the Available Funds Cap Rate on the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates over (y) the sum of the amount of interest accrued at the related Pass-Through Rate on each such Class of Certificates.

          "Available Funds Cap Carry Forward Amount": With respect to any Class of Offered Certificates and any Distribution Date up to and including (but not after) the Distribution Date on which the Certificate Principal Balance of such Class is reduced to zero, (i) the excess, if any, of (A) interest accrued during the Accrual Period for the preceding Distribution Date on the Certificate Principal Balance of such Class immediately prior to such preceding Distribution Date at the Formula Pass-Through Rate for such Class for such preceding Distribution Date over (B) the sum of (x) interest accrued during the Accrual Period for the preceding Distribution Date on the Certificate Principal Balance of such Class immediately prior to such preceding Distribution Date at the Available Funds Cap Rate for such Class for such preceding Distribution Date and
(y) the amount, if any, distributable as interest to holders of such Class pursuant to clause SIXTH of Section 7.03(c) hereof, but not to the extent that all or any portion of such excess was distributed on such Class on such preceding Distribution Date, (ii) the amount of any Available Funds Cap Carry Forward Amount for such Class for such preceding Distribution Date to the extent not distributed on such Class on such preceding Distribution Date and (iii) interest accrued on the amounts described in clauses (i) and (ii) above during the Accrual Period for the current Distribution Date at the Formula Pass-Through Rate for such Class for such current Distribution Date.

          "Available Funds Cap Rate": For any Distribution Date, (i) the per annum rate equal to the percentage obtained by dividing (x) the aggregate amount of interest due on the Mortgage Loans during the related Due Period at the weighted average Coupon Rate of the Mortgage Loans as of the beginning of the related Due Period, by (y) the product of (A) the Aggregate Certificate Principal Balance as of the first day of the related Accrual Period and (B) the actual number of days elapsed during such Accrual Period divided by 360, minus the Expense Fee Rate.

          "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in The City of New York, in the city in which the principal Corporate Trust Office of the Trustee is located or in the city in which the servicing operations of the Servicer are conducted, are authorized or obligated by law or executive order to be closed.

          "Capitalized Interest Account": The segregated trust account established and maintained in accordance with Section 7.04(a) hereunder.

          "Capped Interest Reallocation Amount": With respect to any Distribution Date and any Class of Offered Certificates the Pass-Through Rate of which Class for the related Accrual Period is the Available Funds Cap Rate for such Accrual Period, the lesser of (x) the Capped Interest Shortfall Amount for such Class and such Accrual Period and (y) the remaining Available Capped Interest, allocated in order of seniority among those Class M-1 Certificates, Class M-2 Certificates and Class B Certificates the Pass-Through Rate for which, for the related Accrual Period, is the Available Funds Cap Rate.

          "Capped Interest Shortfall Amount": With respect to any Distribution Date and any Class of Certificates (other than the Class C Certificates) the Pass-Through Rate for which for the related Accrual Period is the Available Funds Cap Rate, the amount of interest that would have accrued during the related Accrual Period on such Class if the applicable Pass-Through Rate had instead been the related Formula Pass-Through Rate, minus the amount of Current Interest on such Class (excluding any Capped Interest Reallocation Amount) on such Class Distribution Date.

          "Certificate": Any one of the Class A Certificates, Mezzanine Certificates, Class B Certificates, Class C Certificates or Residual Certificates, each representing the interests and the rights described in this Agreement.

          "Certificate Account": The certificate account established in accordance with Section 7.02(a) hereof and maintained in the corporate trust department of the Trustee; provided that the funds in such account shall not be commingled with other funds held by the Trustee.

          "Certificateholder": The Person in whose name a Certificate is registered in the Register to the extent described in Section 5.04 and 5.06 hereof; provided that solely for the purposes of determining the exercise of any voting rights hereunder, if any Offered Certificates are beneficially owned by the Seller or any affiliate thereof, the Seller or such affiliate shall not be considered a Certificateholder of such Offered Certificates hereunder.

          "Certificate Principal Balance": As of the Startup Day as to each of the following Classes of Offered Certificates, the initial Certificate Principal Balance thereof set forth in the Preliminary Statement hereto. The Residual Certificates and the Class C Certificates do not have Certificate Principal Balances. As of any date of determination after the Startup Day as to each Class of Certificates (other than the Residual Certificates), the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination (or, in the case of any date of determination up to and including the initial Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof), reduced by the aggregate of (a) all distributions made thereon in respect of principal on such immediately prior Distribution Date and (b) without duplication of amounts described in clause (a) above, any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations thereto of Realized Losses on the Mortgage Loans as provided herein on such immediately prior Distribution Date.

          "Class": Collectively, all of the Certificates bearing the same class designation.

          "Class A Certificate": Any one of the Certificates designated on the face thereof as a Class A Certificate, substantially in the form annexed hereto as Exhibit A-1, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

          "Class A Certificate Principal Balance": As of any date of determination, the aggregate Certificate Principal Balance of all Class A Certificates as of the Startup Day less any amounts actually distributed on such Class A Certificates with respect to the Class A Principal Distribution Amount pursuant to Section 7.03(c) hereof with respect to principal thereon on all prior Distribution Dates.

          "Class A Certificate Termination Date": The Distribution Date on which the Class A Certificate Principal Balance is reduced to zero.

          "Class A Current Interest": With respect to any Distribution Date, the amount of interest accrued on the Class A Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class A Pass-Through Rate.

          "Class A Distribution Amount": With respect to any Distribution Date, the sum of (w) the Class A Current Interest, (x) the Class A Interest Carry Forward Amount, (y) the Class A Principal Distribution Amount payable to the Certificateholders of the Class A Certificates pursuant to Section 7.03(c) hereof and (z) for so long as the Certificate Principal Balance of the Class A Certificates has not been reduced to zero, the Available Funds Cap Carry Forward Amount for such Class, if any.

          "Class A Interest Carry Forward Amount": With respect to any Distribution Date, the sum of (x) the amount, if any, by which (i) the sum of
(A) the Class A Current Interest as of the immediately preceding Distribution Date and (B) any unpaid Class A Interest Carry Forward Amount from all previous Distribution Dates exceeds (ii) the amount of the actual distribution with respect to interest made to the Certificateholders of the Class A Certificates on such immediately preceding Distribution Date and (y) 30 days' interest on such amount at the Class A Pass-Through Rate.

          "Class A Pass-Through Rate": For any Distribution Date in any month up to and including the month in which the Clean-Up Call Date occurs, the lesser of
(i) LIBOR plus 0.240% per annum and (ii) the Available Funds Cap Rate for such Distribution Date. For any Distribution Date in any month following the month in which the Clean-Up Call Date occurs, the lesser of (i) LIBOR plus 0.480% per annum and (ii) the Available Funds Cap Rate for such Distribution Date.

          "Class A Principal Distribution Amount": As of any Distribution Date
(a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, 100% of the Principal Distribution Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 49.5% and (ii) the outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,000,000.00.

          "Class B Applied Realized Loss Amount": As to any Distribution Date, the lesser of (x) the Class B Certificate Principal Balance (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

          "Class B Certificate": Any one of the Certificates designated on the face thereof as a Class B Certificate, substantially in the form annexed hereto as Exhibit A-4, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

          "Class B Certificate Principal Balance": As of any date of determination, the aggregate Certificate Principal Balance of all Class B Certificates as of the Startup Day less the sum of (x) any amounts of the Class B Principal Distribution Amount actually distributed to the Certificateholders of the Class B Certificates pursuant to Section 7.03(c) hereof on all prior Distribution Dates and (y) the aggregate, cumulative amount of the Class B Applied Realized Loss Amounts on all prior Distribution Dates.

          "Class B Certificate Termination Date": The Distribution Date on which the Class B Certificate Principal Balance is reduced to zero.

          "Class B Current Interest": With respect to any Distribution Date, the sum of (i) the amount of interest accrued on the Class B Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class B Pass-Through Rate and (ii) the amount of Capped Interest Reallocation Amount for the Class B Certificates for such Distribution Date.

          "Class B Distribution Amount": With respect to any Distribution Date, the sum of (u) the Class B Current Interest, (v) the Class B Principal Distribution Amount, if any, (w) the Class B Interest Carry Forward Amount, if any, (x) the Class B Realized Loss Amortization Amount, if any, (y) for so long as the Certificate Principal Balance of the Class B Certificates has not been reduced to zero, the Subordinated Trigger Event Amount, if any, and (z) for so long as the Certificate Principal Balance of the Class B Certificates has not been reduced to zero, the Available Funds Cap Carry Forward Amount for such Class, if any.

          "Class B Interest Carry Forward Amount": With respect to any Distribution Date, the sum of (x) the amount, if any, by which (i) the sum of
(A) the Class B Current Interest as of the immediately preceding Distribution Date and (B) any unpaid Class B Interest Carry Forward Amount from all previous Distribution Dates exceeds (ii) the amount of the actual distribution with respect to interest made to the Certificateholders of the Class B Certificates on such immediately preceding Distribution Date and (y) 30 days' interest on such amount at the Class B Pass-Through Rate.

          "Class B Pass-Through Rate": For any Distribution Date in any month up to and including the month in which the Clean-Up Call Date occurs, the lesser of
(i) LIBOR plus 1.150% per annum and (ii) the Available Funds Cap Rate for such Distribution Date. For any Distribution Date in any month following the month in which the Clean-Up Call Date occurs, the lesser of (i) LIBOR plus 1.725% per annum and (ii) the Available Funds Cap Rate for such Distribution Date.

          "Class B Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class M-1 Certificate Principal Balance (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class M-2 Certificate Principal Balance (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and
(iv) the Class B Certificate Principal Balance immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 91.5% and (ii) the outstanding aggregate Loan Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,000,000.00.

          "Class B Realized Loss Amortization Amount": As of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-1 Interest Carry Forward Amount, the Class M-2 Interest Carry Forward Amount and the Class B Interest Carry Forward Amount in each case for such Distribution Date.

          "Class C Certificate": Any one of the Certificates designated on the face thereof as a Class C Certificate, substantially in the form annexed hereto as Exhibit A-5, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

          "Class C Current Interest": With respect to the Class C Certificates and any Distribution Date, the aggregate of the following amounts accrued during the most recently ended Accrual Period: (i) interest at the Pass-Through Rate applicable to Component A for such Distribution Date, accrued on the Component Notional Amount of such Component for such Distribution Date, (ii) interest at the Pass-Through Rate applicable to Component M-1 for such Distribution Date, accrued on the Component Notional Amount of such Component for such Distribution Date, (iii) interest at the Pass-Through Rate applicable to Component M-2 for such Distribution Date, accrued on the Component Notional Amount of such Component for such Distribution Date and (iv) interest at the Pass-Through Rate applicable to Component B for such Distribution Date, accrued on the Component Notional Amount of such Component for such Distribution Date.

          "Class C Interest Carry Forward Amount": With respect to the Class C Certificates and any Distribution Date subsequent to the first Distribution Date, the excess, if any, of the Class C Interest Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of interest made in respect of the Class C Certificates pursuant to Section 7.03 on such immediately preceding Distribution Date. Class C Interest Carry Forward Amounts shall not themselves bear interest.

          "Class C Interest Distribution Amount": With respect to the Class C Certificates and any Distribution Date, the sum of (i) Class C Current Interest for such Distribution Date and (ii) the Class C Interest Carry Forward Amount for such Distribution Date.

          "Class M-1 Applied Realized Loss Amount": As to any Distribution Date, the lesser of (x) the Class M-1 Certificate Principal Balance (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of
(i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

          "Class M-1 Certificate": Any one of the Certificates designated on the face thereof as a Class M-1 Certificate, substantially in the form annexed hereto as Exhibit A-2, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

          "Class M-1 Certificate Principal Balance": As of any date of determination, the aggregate Certificate Principal Balance of all Class M-1 Certificates as of the Startup Day less the sum of (x) any amounts of the Class M-1 Principal Distribution Amount actually distributed to the Certificateholders of the Class M-1 Certificates pursuant to Section 7.03(c) hereof on all prior Distribution Dates and (y) the aggregate, cumulative amount of Class M-1 Applied Realized Loss Amounts on all prior Distribution Dates.

          "Class M-1 Certificate Termination Date": The Distribution Date on which the Class M-1 Certificate Principal Balance is reduced to zero.

          "Class M-1 Current Interest": With respect to any Distribution Date, the sum of (i) the amount of interest accrued on the Class M-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class M-1 Pass-Through Rate and (ii) the amount of Capped Interest Reallocation Amount for the Class M-1 Certificates for such Distribution Date.

          "Class M-1 Distribution Amount": With respect to any Distribution Date, the sum of (u) the Class M-1 Current Interest, (v) the Class M-1 Principal Distribution Amount, if any, (w) the Class M-1 Interest Carry Forward Amount,
(x) the Class M-1 Realized Loss Amortization Amount, (y) for so long as the Certificate Principal Balance of the Class M-1 Certificates has not been reduced to zero, the Available Funds Cap Carry Forward Amount for such Class, if any, and (z) the Subordinated Trigger Event Amount, if any, for such Distribution Date, remaining after payment of any portion thereof to the Class B and Class M-2 Certificateholders.

          "Class M-1 Interest Carry Forward Amount": With respect to any Distribution Date, the sum of (x) the amount, if any, by which (i) the sum of
(A) the Class M-1 Current Interest as of the immediately preceding Distribution Date and (B) any unpaid Class M-1 Interest Carry Forward Amount from all previous Distribution Dates exceeds (ii) the amount of the actual distribution with respect to interest made to the Certificateholders of the Class M-1 Certificates on such immediately preceding Distribution Date and (y) 30 days' interest on such amount at the Class M-1 Pass-Through Rate.

          "Class M-1 Pass-Through Rate": For any Distribution Date in any month up to and including the month in which the Clean-Up Call Date occurs, the lesser of (i) LIBOR plus 0.550% per annum and (ii) the Available Funds Cap Rate for such Distribution Date. For any Distribution Date in any month following the month in which the Clean-Up Call Date occurs, the lesser of (i) LIBOR plus 0.825% per annum and (ii) the Available Funds Cap Rate for such Distribution Date.

          "Class M-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Class M-1 Certificate Principal Balance immediately prior to such Distribution Date over
(y) the lesser of (A) the product of (i) 65.0% and (ii) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period minus $2.000,000.00.

          "Class M-1 Realized Loss Amortization Amount": As of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount and the Class M-1 Interest Carry Forward Amount, in each case for such Distribution Date.

          "Class M-2 Applied Realized Loss Amount": As to any Distribution Date, the lesser of (x) the Class M-2 Certificate Principal Balance (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of
(i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B Applied Realized Loss Amount as of such Distribution Date.

          "Class M-2 Certificate": Any one of the Certificates designated on the face thereof as a Class M-2 Certificate, substantially in the form annexed hereto as Exhibit A-3, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

          "Class M-2 Certificate Principal Balance": As of any date of determination, the aggregate Certificate Principal Balance of all Class M-2 Certificates as of the Startup Day less the sum of (x) any amounts of the Class M-2 Principal Distribution Amount actually distributed to the Certificateholders of the Class M-2 Certificates, pursuant to Section 7.03(c) hereof on all prior Distribution Dates and (y) the aggregate, cumulative amount of Class M-2 Applied Realized Loss Amounts on all prior Distribution Dates.

          "Class M-2 Certificate Termination Date": The Distribution Date on which the Class M-2 Certificate Principal Balance is reduced to zero.

          "Class M-2 Current Interest": With respect to any Distribution Date, the sum of (i) the amount of interest accrued on the Class M-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class M-2 Pass-Through Rate and (ii) the amount of Capped Interest Reallocation Amount for the Class M-2 Certificates for such Distribution Date.

          "Class M-2 Distribution Amount": With respect to any Distribution Date, the sum of (u) the Class M-2 Current Interest, (v) the Class M-2 Principal Distribution Amount, if any, (w) the Class M-2 Interest Carry Forward Amount, if any, (x) the Class M-2 Realized Loss Amortization Amount, if any, (y) for so long as the Certificate Principal Balance of the Class M- 2 Certificates has not been reduced to zero, the Available Funds Cap Carry Forward Amount for such Class, if any, and (z) the Subordinated Trigger Event Amount, if any, for such Distribution Date, remaining after payment of any portion thereof to the Class B Certificateholders..

          "Class M-2 Interest Carry Forward Amount": With respect to any Distribution Date, the sum of (x) the amount, if any, by which (i) the sum of
(A) the Class M-2 Current Interest as of the immediately preceding Distribution Date and (B) any unpaid Class M-2 Interest Carry Forward Amount from all previous Distribution Dates exceeds (ii) the amount of the actual distribution with respect to interest made to the Certificateholders of the Class M-2 Certificates on such immediately preceding Distribution Date and (y) 30 days' interest on such amount at the Class M-2 Pass-Through Rate.

          "Class M-2 Pass-Through Rate": For any Distribution Date in any month up to and including the month in which the Clean-Up Call Date occurs, the lesser of (i) LIBOR plus 0.750% per annum and (ii) the Available Funds Cap Rate for such Distribution Date. For any month following the month in which the Clean-Up Call Date occurs, the lesser of (i) LIBOR plus 1.125% per annum and (ii) the Available Funds Cap Rate for such Distribution Date.

          "Class M-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class M-1 Certificate Principal Balance (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class M-2 Certificate Principal Balance immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 79.5% and (ii) the outstanding aggregate Loan Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,000,000.00.

          "Class M-2 Realized Loss Amortization Amount": As of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Realized Loss Amortization Amount, the Class M-1 Interest Carry Forward Amount and the Class M-2 Interest Carry Forward Amount, in each case for such Distribution Date.

          "Class R-1 Certificate": Any one of the Certificates designated on the face thereof as a Class R-1 Certificate, substantially in the form annexed hereto as Exhibit A-6, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as the "residual interest" in REMIC I for the purposes of the REMIC Provisions.

          "Class R-2 Certificate": Any one of the Certificates designated on the face thereof as a Class R-2 Certificate, substantially in the form annexed hereto as Exhibit A-7, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as the "residual interest" in REMIC II for the purposes of the REMIC Provisions.

          "Clean-Up Call Date": The first Determination Date immediately following the date on which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to an amount equal to 10% or less of the Initial Pool Balance.

          "Closing": The creation of the Trust Fund and simultaneous issuance of the Certificates, and matters incident thereto, on the Startup Day.

          "Code": The Internal Revenue Code of 1986, as amended.

          "Collection Account": The Collection Account created by the Servicer pursuant to Section 8.08(a) hereof.

          "Compensating Interest": As defined in Section 8.10 hereof.

          "Component": Any of the four components of the partial beneficial ownership interest evidenced by the Class C Certificates in the Trust Fund, designated as "Component A", "Component M-1", "Component M-2" and "Component B", respectively, each such component constituting a separate "regular interest" in REMIC II.

          "Component Notional Amount": The hypothetical or notional principal amount on which any of the following Components accrues interest equal to: (1) in the case of Component A, the Uncertificated Balance of REMIC I Regular Interest LT-A outstanding from time to time; (2) in the case of Component M-1, the Uncertificated Balance of REMIC I Regular Interest LT-M-1 outstanding from time to time; (3) in the case of Component M-2, the Uncertificated Balance of REMIC I Regular Interest LT-M-2 outstanding from time to time; and (4) in the case of Component B, the Uncertificated Balance of REMIC I Regular Interest LT-B outstanding from time to time.

          "Controlling Non-Offered Certificateholders": As of any date of determination, the holders of a majority in Percentage Interest of the Residual Certificates.

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division, except that for certain purposes under this Agreement such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at First Chicago Trust Company of New York, 14 Wall Street, Eighth Floor, New York, New York 10005.

          "Coupon Rate": The rate of interest borne by each Note.

          "Cumulative Realized Losses": As of any date of determination, the aggregate amount of Realized Losses with respect to the Mortgage Loans since the Initial Cut-Off Date.

          "Current Interest": With respect to each Class of Offered Certificates and any Distribution Date, the sum of (i) the aggregate amount of interest accrued during the preceding Accrual Period on the Certificate Principal Balance of such Class of Offered Certificates at the related Pass-Through Rate in effect with respect to such Class of Offered Certificates and (ii) the amount of Capped Interest Reallocation Amount for such Class of Offered Certificates for such Distribution Date.

          "Cut-Off Date": With respect to (i) each Initial Mortgage Loan, the Initial Cut-Off Date, (ii) each Subsequent Mortgage Loan, the related Subsequent Cut-Off Date and (iii) any Qualified Replacement Mortgage Loan, the Replacement Cut-Off Date.

          "Daily Collections": As defined in Section 8.08(c) hereof.

          "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Replacement Mortgage Loan.

          "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

          "Delinquency Interest Advances": With respect to any Distribution Date, to the extent required hereunder to be deposited in the Collection Account by the Servicer, amounts equal to the sum of the interest portions (net of the Servicing Fees) of scheduled payments with respect to Delinquent Mortgage Loans due during the related Due Period but not collected prior to the related Determination Date.

          "Delivery Order": The delivery order in the form set forth as Exhibit G hereto and delivered by the Depositor to the Trustee on the Startup Day pursuant to Section 4.01 hereof.

          "Depositor": Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or any successor thereto.

          "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York 10004, and any successor Depository hereafter named.

          "Designated Depository Institution": With respect to the Collection Account, a segregated trust account maintained by the trust department of a federal or state chartered depository institution acting in its fiduciary capacity, having combined capital and surplus of at least $50,000,000; PROVIDED, HOWEVER, that if such Account is not maintained with the Trustee, (i) such institution shall have a long-term debt rating of at least "A2" by Moody's and, if rated by Fitch, at least "A" by Fitch (ii) such institution shall have outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated at least A-1 by S&P and (iii) if such Account is moved to a new institution, the Servicer shall provide the Trustee and the Certificateholders with a statement identifying the location of such Account.

          "Determination Date": With respect to any Distribution Date, the second Business Day preceding such Distribution Date.

          "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Offered Certificates from time to time as a securities depository.

          "Disqualified Organization": Shall have the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust Fund.

          "Distribution Date": Any date on which the Trustee is required to make distributions to the Certificateholders, which shall be the 20th day of each month or if such day is not a Business Day, the next Business Day thereafter, commencing in January 1998.

          "Due Period": With respect to each Distribution Date, the period from and including the second day of the month preceding the month of such Distribution Date to and including the first day of the month of such Distribution Date.

          "Eligible Investments": Those investments so designated pursuant to
Section 7.07 hereof.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

          "Expense Fee Rate": 0.5075% per annum.

          "Extra Principal Distribution Amount": As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date remaining after application to the Class A Interest Carry Forward Amount and (y) the Overcollateralization Deficiency for such Distribution Date.

          "FDIC": The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

          "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

          "File": The documents delivered to the Trustee pursuant to Section
3.05 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the File pursuant to this Agreement.

          "Final Determination": As defined in Section 9.03(a) hereof.

          "Fitch": Fitch IBCA, Inc.

          "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof

          "Formula Pass-Through Rate": With respect to any Class of Offered Certificates and any Distribution Date, the Pass-Through Rate for such Class for such Distribution Date determined with reference to LIBOR that would be in effect for such Distribution Date assuming the inapplicability to such Class for such Distribution Date of the Available Funds Cap Rate.

          "Highest Lawful Rate": As defined in Section 11.13.

          "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Offered Certificate.

          "Initial Cut-Off Date": With respect to any Initial Mortgage Loan, the close of business on December 1, 1997.

          "Initial Mortgage Loan": A Mortgage Loan assigned and transferred to the Trustee on the Startup Day, as listed on the Initial Mortgage Loan Schedule.

          "Initial Mortgage Loan Schedule": The schedule of Mortgage Loans attached hereto as Schedule 1.

          "Initial Pool Balance": The sum of (x) the aggregate Loan Balance of the Initial Mortgage Loans as of the Initial Cut-Off Date and (y) the aggregate Loan Balance of the Subsequent Morgage Loans as of their respective Subsequent Cut-Off Dates.

          "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

          "Interest Amount Available": As of any Distribution Date, the Interest Remittance Amount less the amount payable to the Trustee as the Trustee Fee for such Distribution Date.

          "Interest Remittance Amount": As of any Determination Date, the sum, without duplication, of (i) all interest received during the related Due Period on the Mortgage Loans (less the Servicing Fee), (ii) all Delinquency Interest Advances and Compensating Interest paid by the Servicer with respect to such Due Period, (iii) amounts applied pursuant to Section 7.03(a) hereof to pay interest from the Capitalized Interest Account, if any, and (iv) the portion of any Substitution Amount or Loan Purchase Price relating to interest received with respect to the related Due Period; PROVIDED, HOWEVER, that the "Interest Remittance Amount" shall not include any amounts received as late payments of interest with respect to which the Servicer has previously made any unreimbursed Delinquency Interest Advances.

          "LIBOR": With respect to any Accrual Period for the Offered Certificates, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar loan to leading European banks.

          "LIBOR Determination Date": With respect to any Accrual Period for the Offered Certificates, the second London Business Day preceding the commencement of such Accrual Period.

          "Liquidated Loan": As defined in Section 8.13 hereof.

          "Liquidation Expenses": Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Section 8.09 with respect to the related Mortgage Loan.

          "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

          "Loan Balance": With respect to each Mortgage Loan and as of any date of determination, the outstanding principal balance thereof on the related Cut-Off Date, less any principal payments relating to such Mortgage Loan included in previous Monthly Remittances; PROVIDED, HOWEVER, that the Loan Balance for any Mortgage Loan that has become a Liquidated Loan shall be zero as of the first day of the Due Period following the Due Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.

          "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust Fund on a Determination Date pursuant to Section 3.03 or 8.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase (assuming that the Monthly Remittance remitted by the Servicer on such Determination Date has already been remitted), plus accrued and unpaid interest at the Coupon Rate together with the aggregate amount of all Servicing Advances theretofore made and reimbursed with respect to such Mortgage Loan from amounts in the Collection Account which did not represent late collections of such Servicing Advance.

          "Loan-to-Value Ratio": As of any particular date with respect to any First Mortgage Loan, the percentage obtained by dividing the Appraised Value by the original principal balance of the Note relating to such Mortgage Loan.

          "London Business Day":Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

          "Mezzanine Certificates": Collectively, the Class M-1 Certificates and the Class M-2 Certificates.

          "Monthly Excess Cashflow Amount": For any Distribution Date, the sum of (x) the Monthly Excess Interest Amount and (y) the Overcollateralization Release Amount for such Distribution Date.

          "Monthly Excess Interest Amount": With respect to any Distribution Date, the excess, if any, of (i) the Interest Amount Available for the related Due Period over (ii) the Current Interest on the Offered Certificates and the Class A Interest Carry Forward Amount on such Distribution Date.

          "Monthly Remittance": As of any Determination Date, the sum of (i) the Interest Remittance Amount and (ii) the Principal Remittance Amount for such Determination Date.

          "Moody's": Moody's Investors Service, Inc.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note

          "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust Fund pursuant to Sections 3.05(a) and 3.07(a) hereof, together with any Qualified Replacement Mortgage Loans substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule. The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust Fund. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust Fund by the Depositor, in fact was not transferred and assigned to the Trust Fund for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

          "Mortgage Loan Schedule": As of any date, the schedule(s) of Mortgage Loans included in the Trust Fund as of such date, including the Initial Mortgage Loan Schedule, any Subsequent Mortgage Loan Schedule and any amended Mortgage Loan Schedule with respect to a Qualified Replacement Mortgage Loan, if any. The Mortgage Loan Schedule shall identify each Mortgage Loan by the Servicer's loan number and the borrower's name and address of the Property and shall set forth as to each Mortgage Loan the margin, the Loan-to-Value Ratio, the Coupon Rate and the Loan Balance thereof as of the related Cut-Off Date, the scheduled monthly payment of principal and interest as of the related Cut-Off Date, the property type, occupancy status, Appraised Value, original term-to-maturity thereof, whether or not such Mortgage Loan (including related Note) has been modified and the aggregate Loan Balances of all Mortgage Loans..

          "Mortgagor": The obligor on a Note.

          "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses and unreimbursed Delinquency Interest Advances and Servicing Advances relating to such Mortgage Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

          "Non-Offered Certificate": Any Class C, Class R-1 or Class R-2 Certificate.

          "Non-United States Person": Any Person other than a United States Person.

          "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Notional Amount": With respect to the Class C Certificates and any Distribution Date, the aggregate of the Component Notional Amounts for such Distribution Date.

          "Offered Certificates": Collectively, the Class A Certificates, the Mezzanine Certificates and the Class B Certificates.

          "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

          "Original Aggregate Loan Balance": The aggregate Loan Balances of the Mortgage Loans as of the Initial Cut-Off Date, i.e., $400,004,366.94.

          "Original Pre-Funded Amount": The amount, if any, deposited by the Depositor in the Pre-Funding Account, if any, on the Startup Day, which amount may be up to approximately $25,000,000.00.

          "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

            (i) Certificates theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

          (ii) Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Trustee or any Paying
       Agent in trust for the Certificateholders of such Certificates;

          (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

          (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section
     5.05 hereof; and

          (v) Certificates as to which the Trustee has made the final distribution thereon, whether or not such Certificate is ever returned to the Trustee.

          "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the sum of (A) the Loan Balance of the Mortgage Loans as of the last day of the immediately preceding Due Period and (B) the Pre-Funded Amount, if any, as of the last day of the immediately preceding Due Period over
(y) the aggregate Certificate Principal Balance of the Offered Certificates (after taking into account all distributions of principal on such Offered Certificates as of such Distribution Date).

          "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the aggregate Certificate Principal Balance of the Certificates resulting from the distribution of the Principal Remittance Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amount on such Distribution Date.

          "Overcollateralization Release Amount": As of any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and
(y) the excess of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied on such Distribution Date to the payment of principal on the Certificates over (ii) the Targeted Overcollateralization Amount for such Distribution Date; PROVIDED, HOWEVER, that if a Trigger Event has occurred and is continuing as of such Distribution Date, the Overcollateralization Release Amount for such Distribution Date shall equal zero.

          "Pass-Through Rate": With respect to:

          Component A, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LT-A for such Distribution Date, over the Class A Pass-Through Rate for such Distribution Date;

          Component M-1, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LT-M-1 for such Distribution Date, over the Class M-1 Pass-Through Rate for such Distribution Date;

          Component M-2, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LT-M-2 for such Distribution Date, over the Class M-2 Pass-Through Rate for such Distribution Date;

          Component B, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LT-B for such Distribution Date, over the Class B Pass-Through Rate for such Distribution Date;

          the Class A Certificates, for any Distribution Date, the Class A Pass-Through Rate for such Distribution Date;

          the Class M-1 Certificates, for any Distribution Date, the Class M-1 Pass- Through Rate for such Distribution Date;

          the Class M-2 Certificates, for any Distribution Date, the Class M-2 Pass- Through Rate for such Distribution Date; and

          the Class B Certificates, for any Distribution Date, the Class B Pass-Through Rate for such Distribution Date.

          "Percentage Interest": With respect to a Class of Certificates (other than the Class C Certificate or a Class of Residual Certificates), a fraction, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance represented by all the Certificates in such Class. With respect to a Class C Certificate or a Residual Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to such Class.

          "Person": Any individual, corporation, partnership, joint venture, association, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

          "Pre-Funded Amount": As of any date of determination, the Original Pre-Funded Amount, if any, minus all amounts withdrawn from the Pre-Funding Account, if any.

          "Pre-Funding Account": The segregated trust account, if any, established and maintained in accordance with Section 7.04(a) hereunder.

          "Pre-Funding Period": The period beginning on the Startup Day and ending on the earliest of (i) the date after the Subsequent Transfer Date on which the amount on deposit in the Pre-Funding Account is less than $50,000.00,
(ii) the date on which an Event of Default occurs hereunder or (iii) the close of business on January 31, 1998.

          "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received by the Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

          "Prepayment": Any payment of principal of a Mortgage Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), the principal portion of Substitution Amounts, the portion of the Loan Purchase Price of any Mortgage Loan purchased from the Trust Fund pursuant to Section
3.03 or 8.10 hereof representing principal and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Mortgage Loan shall be deemed to be Prepayments for all purposes of this Agreement.

          "Preservation Expenses": Expenditures made by the Servicer in accordance with this Agreement for real estate property taxes, hazard insurance premiums, property restoration or preservation.

          "Principal Distribution Amount": As of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus, for Distribution Dates occurring on and after the Stepdown Date and with respect to which a Trigger Event is not existing, the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

          "Principal Remittance Amount": As of any Determination Date, the sum, without duplication, of (i) the principal actually collected by the Servicer with respect to Mortgage Loans during the related Due Period, (ii) the Loan Balance of each Mortgage Loan that was purchased from the Trustee on or prior to such Determination Date, to the extent such Loan Balance was actually deposited in the Collection Account, (iii) any Substitution Amounts relating to principal delivered by the Seller in connection with a substitution of a Mortgage Loan to the extent such Substitution Amounts were actually deposited in the Collection Account on or prior to such Determination Date, (iv) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans during the related Due Period (to the extent such Net Liquidation Proceeds related to principal) and (v) amounts, if any, distributable from the Pre-Funding Account on such Distribution Date pursuant to Section 7.04(d) hereof.

          "Prohibited Transaction": The meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust Fund.

          "Property": The underlying property (including all building thereon) securing a Mortgage Loan.

          "Purchase Option Period": As defined in Section 9.03(a) hereof.

          "Qualified Liquidation": The meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust Fund.

          "Qualified Mortgage": The meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust Fund.

          "Qualified Replacement Mortgage Loan": A Mortgage Loan substituted for another pursuant to Section 3.03 hereof, which (i) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced, (ii) is of the same property type as (or is a single family dwelling) and the same occupancy status as (or is a primary residence) the replaced Mortgage Loan, (iii) has a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) has a Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (v) shall be of the same or higher credit quality classification (determined in accordance with the Seller's credit underwriting guidelines) as the Mortgage Loan which such Qualified Replacement Mortgage Loan replaces, (vi) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (vii) shall be a first lien adjustable rate Mortgage Loan and (viii) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust Fund.

          "Rating Agencies": Collectively, Moody's, S&P and Fitch or any successors thereto.

          "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon applied in reduction of such Loan Balance.

          "Record Date": With respect to the Certificates and the first Distribution Date, the Startup Day. With respect to the Certificates and any Distribution Date thereafter, the last day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

          "Reference Banks": Bankers Trust Company, Barclays Bank PLC, The Bank of Tokyo and National Westminster Bank PLC, PROVIDED, HOWEVER, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with either Seller or any affiliate thereof, (iii) whose quotations appear on Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Trustee.

          "Register": The register maintained by the Registrar in accordance with Section 5.04 hereof, in which the names of the Certificateholders are set forth.

          "Registrar": The Trustee, acting in its capacity as Registrar appointed pursuant to Section 5.04 hereof, or any duly appointed and eligible successor thereto.

          "Regular Certificate": Any Certificate other than a Residual Certificate.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Sale and Purchase Agreement (including any security interest created thereby) other than any rights of the Depositor under Section 4.04 thereof; and (v) the Collection Account, the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, REMIC I specifically excludes all payments and other collections of any interest due and principal payments received on the Mortgage Loans on or prior to the related Cut-Off Date. Furthermore, amounts on deposit in the Capitalized Interest Account, if any, and the Pre-Funding Account, if any, will not be assets of REMIC I.

          "REMIC I Regular Interest": Any of the four separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

          "REMIC I Regular Interest LT-A": One of the four separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest during each Accrual Period at the applicable REMIC I Remittance Rate.

          "REMIC I Regular Interest LT-M-1": One of the four separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest during each Accrual Period at the applicable REMIC I Remittance Rate.

          "REMIC I Regular Interest LT-M-2": One of the four separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest during each Accrual Period at the applicable REMIC I Remittance Rate.

          "REMIC I Regular Interest LT-B": One of the four separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest during each Accrual Period at the applicable REMIC I Remittance Rate.

          "REMIC I Remittance Rate": For any Distribution Date for any REMIC I Regular Interest, the rate per annum equal to the excess, if any, of (i) the weighted average Coupon Rate of the Mortgage Loans as of the beginning of the related Due Period minus (ii) 0.5025%.

          "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the REMIC II Certificateholders, with respect to which a separate REMIC election is to be made. Amounts, if any, on deposit in the Capitalized Interest Account and the Pre-Funding Account will not be assets of REMIC II.

          "REMIC II Certificate": Any Regular Certificate or Class R-2 Certificate.

          "REMIC Opinion": As defined in Section 3.03 hereof.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and revenue rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REO Property": A Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

          "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage Loan, the first day of the calendar month in which such Qualified Replacement Mortgage Loan is conveyed to the Trust Fund.

          "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Offered Certificates registered in the Register under the nominee name of the Depository.

          "Residual Certificate": Any one of the Class R-1 or Class R-2 Certificates.

          "Sale and Purchase Agreement": The Sale and Purchase Agreement, dated as of December 3, 1997, between the Seller as seller and the Depositor as purchaser.

          "S&P": Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

          "Securities Act": The Securities Act of 1933, as amended.

          "Seller": WMC Mortgage Corp., a California corporation, and its permitted successors and assigns, in its capacity as Seller under the Sale and Purchase Agreement.

          "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinate Certificates (or if the Certificate Principal Balance of the Class A Certificates has been reduced to zero, the aggregate Certificate Principal Balance of each Class of Subordinate Certificates other than the most senior Class of Subordinate Certificates then outstanding) and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by (y) the sum of (A) the aggregate Loan Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the Pre-Funded Amount, if any, as of the last day of the related Due Period.

          "Senior Specified Enhancement Percentage": On any date of determination thereof means 50.5%.

          "Servicer": WMC Mortgage Corp., a California corporation, and its permitted successors and assigns, in its capacity as Servicer under this Agreement.

          "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service sub-prime, residential mortgage loans.

          "Servicing Advance": As defined in Section 8.09 and Section 8.13 hereof.

          "Servicing Fee": With respect to any Mortgage Loan, in accordance with
Section 8.15, an amount retained by the Servicer as compensation for servicing and administration duties relating to such Mortgage Loan and for REMIC administration duties relating to REMIC I and REMIC II, equal to 0.50% per annum of the then outstanding principal amount of such Mortgage Loan as of the first day of each Due Period payable on a monthly basis.

          "Servicing Officer": Any employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Servicer to the Trustee on the Startup Day, as such list may from time to time be amended.

          "Servicing Termination Trigger": A Servicing Termination Trigger has occurred (i) with respect to a Distribution Date occurring between the Initial Cut-Off Date and the fifth anniversary of the Initial Cut-Off Date if on such Distribution Date (X) the sum of (a) the product of (1) the percentage obtained by dividing the balance of 30 day Delinquent Mortgage Loans by the Original Aggregate Loan Balance of the Mortgage Loans, (2) 25.00% and (3) 47.90%; plus
(b) the product of (1) the percentage obtained by dividing the balance of 60 day Delinquent Mortgage Loans by the Original Aggregate Loan Balance of the Mortgage Loans, (2) 50.00% and (3) 47.90%; plus (c) the product of (1) the percentage obtained by dividing the balance of 90 day Delinquent Mortgage Loans by the Original Aggregate Loan Balance of the Mortgage Loans and (2) 47.90%; plus (d) the percentage obtained by dividing Cumulative Realized Losses by the Original Aggregate Loan Balance of the Mortgage Loans, in each case as of the last day of the calendar month preceding such Distribution Date, exceeds (Y) 14.00% and (ii) with respect to a Distribution Date occurring after the fifth anniversary of the Initial Cut-Off Date if on such Distribution Date the sum set forth in (X) above, in each case as of the last day of the calendar month preceding such Distribution Date, exceeds 21.25%.

          "60+ Day Delinquent Loan": With respect to any Determination Date, all REO Properties and each Mortgage Loan with respect to which any portion of a scheduled monthly payment is, as of the last day of the preceding calendar month, two or more payments past due (without giving effect to any grace period).

          "Special Trigger Event": A Special Trigger Event has occurred with respect to a Distribution Date if (i) the percentage obtained by dividing (x) the amount of 60+ Day Delinquent Loans as of the last day of the preceding calendar month by (y) the sum of (A) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the preceding calendar month and (B) the Pre-Funded Amount, if any, as of the last day of the preceding calendar month equals or exceeds (ii) 40.0% and is less than 50.0% of the Senior Enhancement Percentage for such Distribution Date.

          "Startup Day": December 10, 1997.

          "Stepdown Date": The earlier to occur of (i) the later to occur of (x) the Distribution Date in January 2001 and (y) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is equal to or greater than the Senior Specified Enhancement Percentage and (ii) the date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.

          "Subordinated Trigger Event": A Subordinated Trigger Event exists with respect to each Distribution Date after the Stepdown Date if both:

          (a) Realized Losses since the Initial Cut-Off Date with respect to the Mortgage Loans as a percentage of the Initial Pool Balance exceed the percentage set out below with respect to a Distribution Date:


          DISTRIBUTION DATE (INCLUSIVE)

          January 2000 - December 2000       2.90%

          January 2001 - December 2001       4.90%

          January 2002 - December 2002       6.10%

          January 2003 - December 2003       6.90%

          January 2004 - December 2004       7.50%

          January 2005 and thereafter        7.90%

          and


          (b) the aggregate Loan Balance of the 60+ Day Delinquent Loans as a percentage of the aggregate Loan Balance of the Mortgage Loans as of such Distribution Date exceeds the percentage set out below with respect to a Distribution Date:


          DISTRIBUTION DATE (INCLUSIVE)

          January 2000 - December 2000       8.5%

          January 2001 - December 2001       8.5%

          January 2002 - December 2002      11.5%

          January 2003 - December 2003      11.5%

          January 2004 - December 2004      17.0%

          January 2005 and thereafter 17.0%


          "Subordinated Trigger Event Amount": With respect to any Distribution Date, the excess, if any, of the Principal Remittance Amount for such Distribution Date over the sum of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class B Principal Distribution Amount for such Distribution Date.

          "Subsequent Cut-Off Date": With respect to any Subsequent Mortgage Loan, the later of (x) the close of business of the first day of the month in which such Subsequent Mortgage Loan is transferred to the Depositor and from the Depositor to the Trust Fund and (y) the date of origination, if any such Subsequent Mortgage Loan is originated in the month of the related Subsequent Transfer Date.

          "Subsequent Mortgage Loan": A Mortgage Loan sold by the Depositor to the Trust Fund pursuant to Section 3.07 of this Agreement, such Mortgage Loan being identified on a Subsequent Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement.

          "Subsequent Mortgage Loan Schedule": The schedule(s) listing the Subsequent Mortgage Loans sold and conveyed to the Trust on any Subsequent Transfer Date pursuant to Section 3.07 hereof and the related Subsequent Transfer Agreement.

          "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement dated as of the related Subsequent Transfer Date, substantially in the form of Exhibit D to the Sale and Purchase Agreement, executed and delivered pursuant to the Sale and Purchase Agreement by which Subsequent Mortgage Loans are sold to the Trust.

          "Subsequent Transfer Date": With respect to each Subsequent Transfer Agreement, the date on which the related Subsequent Mortgage Loans are transferred to the Trust Fund.

          "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub- Servicing Agreement and who satisfies any requirements set forth in Section
8.03 hereof in respect of the qualification of a Sub-Servicer.

          "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.03.

          "Substitution Amount": As defined in Section 3.03 hereof.

          "Targeted Overcollateralization Amount": On any Distribution Date (i) prior to the Stepdown Date, $17,000,000.00 and (ii) on or after the Stepdown Date, the greater of (x) 8.5% of the sum of (A) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the related Due Period and
(B) the Pre-Funded Amount, if any, as of the last day of the related Due Period and (y) $2,000,000.00; PROVIDED, HOWEVER, that if as of such Distribution Date a Trigger Event has occurred and is continuing, the Targeted Overcollateralization Amount shall equal the Targeted Overcollateralization Amount immediately prior to such Distribution Date; and PROVIDED, FURTHER, that the Targeted Overcollateralization Amount shall never exceed $17,000,000.00 and that if the Certificate Principal Balance of each Class of Offered Certificates has been reduced to zero, the Targeted Overcollateralization Amount shall equal zero.

          "Tax Matters Certificate": Together, the Class R-1 Certificate and the Class R-2 Certificate initially issued to WMC Mortgage Corp. as the initial Tax Matters Person.

          "Tax Matters Person": The Person appointed for the Trust Fund pursuant to Section 11.18 hereof to act as the Tax Matters Person under the Code.

          "Tax Matters Person Residual Interest": A minimum 0.001% interest in each Class of the Residual Certificates, which shall be issued to and held by WMC Mortgage Corp. throughout the term hereof , unless with respect to REMIC I or REMIC II another Person shall accept an assignment of such interest in the related REMIC and the designation of Tax Matters Person pursuant to Section
11.18 hereof.

          "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

          "Termination Notice": As defined in Section 9.03(a) hereof.

          "Trigger Event": A Trigger Event has occurred with respect to a Distribution Date if (i) the percentage obtained by dividing (x) the amount of 60+ Day Delinquent Loans as of the last day of the preceding calendar month by
(y) the sum of (A) the aggregate outstanding Loan Balance of the Mortgage Loans as of the last day of the preceding calendar month and (B) the Pre-Funded Amount, if any, as of the last day of the preceding calendar month equals or exceeds (ii) 50.0% of the Senior Enhancement Percentage for such Distribution Date.

          "Trust": WMC Mortgage Loan Trust 1997-2, formed pursuant to Section
2.01 hereunder.

          "Trust Fund": As defined in the conveyance clause under this Agreement.

          "Trustee": The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

          "Trustee Fee": The fee payable to the Trustee monthly on each Distribution Date in an amount equal to 0.0075% per annum of the aggregate outstanding principal amount of the Mortgage Loans and the Pre-Funded Amount, if any, each as of the first day of the related Due Period.

          "Uncertificated Balance": With respect to any REMIC I Regular Interest, the uncertificated principal amount of such REMIC I Regular Interest outstanding as of any date of determination. As of the Startup Day, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated amount. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed to have been made on such REMIC I Regular Interest on such Distribution Date pursuant to Section 7.03 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses allocated thereto as provided hereunder.

          "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, interest for the related Accrual Period at the related REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date.

          "Underwriters": Collectively, Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and NationsBanc Montgomery Securities, Inc..

          "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes, created or organized in or under the laws of, the United States or any political subdivision thereof (unless, in the case of a partnership, Treasury regulations provide otherwise), an estate whose income is subject to United States federal income tax regardless of its source of its income, or a trust other than a Aforeign trust" as defined in Code
Section 7701(a)(31).

          "Unpaid Realized Loss Amount": For any Class of the Subordinate Certificates and as to any Distribution Date, the excess of (x) the aggregate cumulative amount of related Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates over (y) the aggregate, cumulative amount of related Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

          Section 1.02   USE OF WORDS AND PHRASES.

          "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.01 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

          Section 1.03   CAPTIONS; TABLE OF CONTENTS.

          The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

          Section 1.04   OPINIONS.

          Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

          Section 2.01   ESTABLISHMENT OF THE TRUST FUND.

          The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "WMC Mortgage Loan Trust 1997-2".

          Section 2.02   OFFICE.

          The office of the Trust shall be in care of the Trustee, addressed to the Corporate Trust Office, or at such other address as the Trustee may designate by notice to the Depositor and the Servicer.

          Section 2.03   PURPOSES AND POWERS.

          The purpose of the Trust is to engage in the following activities and only such activities: (i) the issuance of the Certificates and the acquiring, owning and holding of Mortgage Loans and other assets constituting part of the Trust Fund in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Fund and distributions to the Certificateholders; PROVIDED, HOWEVER, that nothing contained herein shall permit the Trustee to take any action which would adversely affect the status of REMIC I or REMIC II as a REMIC.

          Section 2.04   APPOINTMENT OF THE TRUSTEE; DECLARATION OF TRUST.

          The Depositor hereby appoints the Trustee as Trustee of the Trust Fund effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day and as of each Subsequent Transfer Date to serve as Trustee pursuant to Section 10.08 hereof and declares that it will hold the Trust Fund in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders.

          Section 2.05   ACCEPTANCE OF REMIC I BY THE TRUSTEE.

          The Trustee acknowledges receipt, subject to the provisions of Section
3.05 and subject to any exceptions noted on the exception report attached to the Trustee's acknowledgment of receipt delivered pursuant to Section 3.06(a), the documents referred to in Section 3.05(b)(i) and (iii) and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Certificate Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a File, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

          Section 2.06   ISSUANCE OF CLASS R-1 CERTIFICATES.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Files, subject to the provisions of Sections 3.05 and 3.06, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-1 Certificates in authorized denominations. The interests evidenced by the Class R-1 Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I.

          Section 2.07 CONVEYANCE OF REMIC I REGULAR INTERESTS; ACCEPTANCE OF REMIC II BY THE TRUSTEE

          The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the REMIC II Certificateholders. The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC II Certificateholders. The rights of the REMIC II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the REMIC II Certificates, and all ownership interests of the REMIC II Certificateholders in and to such distributions, shall be as set forth in this Agreement.

          Section 2.08   ISSUANCE OF REMIC II CERTIFICATES.

          The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC II Certificates in authorized denominations evidencing the entire beneficial ownership interest in REMIC II.

          Section 2.09   RIGHTS OF CERTIFICATEHOLDERS

          The Offered Certificates shall represent fractional undivided interests in the Trust Fund, including the benefits of the Certificate Account, the Pre-Funding Account, if any, and the Capitalized Interest Account, if any, and the right to receive interest and principal distributions and other amounts at the times and in the amounts specified in this Agreement. The Non- Offered Certificates shall represent the remaining interest in the Trust Fund.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

             OF THE DEPOSITOR AND THE SERVICER; ENFORCEMENT OF SALE

                             AND PURCHASE AGREEMENT


          Section 3.01   REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

          The Depositor hereby represents, warrants and covenants to the Servicer and to the Trustee for the benefit of the Certificateholders that as of the Startup Day and as of each Subsequent Transfer Date:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Depositor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement.

          (b) The execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

          (c) This Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (d) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which would materially and adversely affect its performance hereunder.

          (e) No litigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation might have consequences that would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          (f) [Intentionally Omitted].

          (g) [Intentionally Omitted].

          (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement.

          (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Depositor.

          (j) The Depositor is not insolvent, nor will it be made insolvent by the transfer of the Mortgage Loans, nor is the Depositor aware of any pending insolvency.

          (k) The transfer, assignment and conveyance of the Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (l) The Depositor is not transferring the Mortgage Loans to the Trustee with any intent to hinder, delay or defraud its creditors.

          (m) It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Loans to the Trustee.


          Section 3.02 REPRESENTATIONS AND WARRANTIES OF THE SERVICER.
                   ---------------------------------------------------

          The Servicer hereby represents, warrants and covenants to the Depositor and to the Trustee for the benefit of the Certificateholders that as of the Startup Day and as of each Subsequent Transfer Date:

                  (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California, is, and each Sub-Servicer is, in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer and each Sub-Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement. The Servicer is designated as an approved seller-servicer by FNMA for first mortgage loans and has combined equity and subordinated debt of at least $1,500,000, as determined in accordance with generally accepted accounting principles.

                  (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

                  (c) This Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

               (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                  (e) No litigation is pending with respect to which the Servicer has received service of process or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation might have consequences that would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                  (f)      [Intentionally Omitted]

                  (g)      [Intentionally Omitted]

                  (h) The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Mortgage Loans.

                  (i) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement.

                  (j) The collection practices used by the Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the sub- prime mortgage loan servicing business.

                  (k) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

          It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the Mortgage Loans to the Trustee.

          Upon discovery by any of the Seller, the Servicer, any Certificateholder or the Trustee (each, for purposes of this paragraph, a party) of a breach of any of the representations and warranties set forth in this
Section 3.02 which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Trustee pursuant to Section 8.20 hereof.

          Section 3.03 CURE, SUBSTITUTION AND REPURCHASE.

          (a) Upon discovery of any materially defective document in, or that a document is missing from, a File or of the breach by the Seller of any representation, warranty or covenant under the Sale and Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders (in the case of any such representation or warranty made to the knowledge or the best of knowledge of the Seller as to which the Seller has no knowledge, without regard to the Seller's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the party discovering such defect, missing document or breach shall promptly give written notice thereof to the other parties hereto. Except as otherwise provided in
Section 3.03(c), upon discovery or notice of such defect, missing document or breach, the Trustee shall promptly notify the Seller of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 90 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Servicer (or, if the Servicer is the Seller, the Trustee) shall enforce the obligations of the Seller under the Sale and Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Loan Purchase Price within 90 days after the date on which the Seller was notified of such missing document, defect or breach, in accordance with the Sale and Purchase Agreement. The Loan Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account (or held by the Servicer and remitted by the Servicer to the Trustee as part of the Monthly Remittance), and the Trustee, upon receipt of written certification from the Servicer of such deposit or remittance, shall release to the Seller the related File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such File. In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may in accordance with the Sale and Purchase Agreement cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 3.03(b). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

          (b) Any substitution of Qualified Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 3.03(a) must be effected prior to the date which is two years after the Startup Day.

          As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Replacement Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Qualified Replacement Mortgage Loan or Loans, the Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 3.05, together with an Officer's Certificate providing that each such Qualified Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Replacement Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 3.06 and deliver to the Depositor and the Servicer with respect to such Qualified Replacement Mortgage Loan or Loans, a certification substantially in the form of Exhibit E, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Depositor and the Servicer a Final Certification with respect to such Qualified Replacement Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Replacement Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Replacement Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Replacement Mortgage Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Sale and Purchase Agreement, including all applicable representations and warranties thereof included in the Sale and Purchase Agreement.

          For any month in which the Seller substitutes one or more Qualified Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the "Substitution Amount"), if any, by which the aggregate Loan Balance of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Replacement Mortgage Loan, the principal balance thereof as of the date of substitution, together with accrued and unpaid interest on such principal balance at the applicable Coupon Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Amount, if any, and the Trustee, upon receipt of the related Qualified Replacement Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related File(s) and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

          In addition, the Trustee shall require the Seller, pursuant to the Sale and Purchase Agreement, to obtain at the Seller's own expense and deliver to the Trustee an opinion of counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on REMIC I or REMIC II, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (b) REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          (c) Upon discovery by the Depositor, the Servicer or the Trustee that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall within two Business Days give written notice thereof to the other parties, and the Trustee upon discovery of such fact or such notice shall give written notice thereof to the Seller. In connection therewith the Trustee shall require the Seller, under the Sale and Purchase Agreement, to repurchase or, subject to the limitations set forth in Section 3.03(b), substitute one or more Qualified Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be required of the Seller only if the affected Mortgage Loan's status as a non-Qualified Mortgage is or results from a breach of any representation, warranty or covenant made by the Seller under the Sale and Purchase Agreement. Any such repurchase or substitution by the Seller shall be made in accordance with Section 3.03(a) and (b).

          Section 3.04 [INTENTIONALLY OMITTED]

          Section 3.05 ASSIGNMENT AND CONVEYANCE OF THE MORTGAGE LOANS.

          (a) It is intended that the sale, transfer, assignment and conveyance herein contemplated constitute a sale of the Mortgage Loans conveying good title thereto free and clear of any liens and encumbrances from the Depositor to the Trust Fund and not a loan. In the event that such conveyance is deemed to be a loan, the parties intend that the Depositor shall be deemed to have granted to the Trustee a first priority perfected security interest in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

          (b) In connection with the transfer and assignment of the Mortgage Loans, the Depositor agrees to cause the Seller to:

                  (i) deliver without recourse to the Trustee (A) the original Notes or certified copies thereof, endorsed in blank or to the order of the Trustee, (B) the original title insurance policy or a copy certified by the Seller or the issuer of the title insurance policy, or the attorney's opinion of title, (C) originals or certified copies of all intervening assignments, showing a complete chain of title from the originator to the Seller, including warehousing assignments, if any, with evidence of recording thereon, (D) original assignments of Mortgage from the Seller to the Trustee or in blank in recordable form, (E) originals of all assumption and modification agreements, if any and (F) either: (1) the original Mortgage with evidence of recording thereon (or a certified copy of the Mortgage submitted for recording certified by the Seller if such original Mortgage has not been returned to the Seller from the applicable recording office) or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (ii) cause, within 60 days following (A) the Startup Day with respect to Initial Mortgage Loans or (B) the related Subsequent Transfer Date with respect to Subsequent Mortgage Loans, assignments of the Mortgages to "The First National Bank of Chicago, as Trustee of WMC Mortgage Loan Trust 1997-2 under the Pooling and Servicing Agreement dated as of December 1, 1997" to be submitted for recording in the appropriate jurisdictions; PROVIDED, HOWEVER, that the Seller shall not be required to prepare any assignment of Mortgage for a Mortgage with respect to which the original recording information is lacking or to record an assignment of a Mortgage if the Seller furnishes to the Trustee, on or before the Startup Day or such related Subsequent Transfer Date, at its expense an opinion of counsel with respect to the relevant jurisdiction that such recording is not required to effect the transfer of the Mortgage Loans to the Trustee (in form satisfactory to the Rating Agencies); and

                  (iii) deliver the original title insurance policy, the original or certified recorded Mortgages and such original recorded assignments, together with originals or duly certified copies of any and all prior assignments, to the Trustee within 15 days of receipt thereof by the Seller (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Seller, within one year after the Startup Day with respect to the Initial Mortgage Loans or the related Subsequent Transfer Date with respect to Subsequent Mortgage Loans).

          Notwithstanding anything to the contrary contained in this Section 3.05, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

          In the case of any Mortgage Loans which have been prepaid in full after the Initial Cut-Off Date and prior to the Startup Day, or after a Subsequent Cut-Off Date and prior to the related Subsequent Transfer Date, as applicable, the Depositor, in lieu of the foregoing, may deliver or cause to be delivered within six (6) days after the Startup Day or such Subsequent Transfer Date to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit D.

          Section 3.06 ACCEPTANCE BY TRUSTEE; CERTIFICATION BY TRUSTEE.

          (a) The Trustee agrees to execute and deliver on the Startup Day an acknowledgment of receipt of the items delivered by or on behalf of the Depositor in the form attached as Exhibit E hereto, and declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to review such items within 45 days after the Startup Day (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Subsequent Mortgage Loan or Qualified Replacement Mortgage Loan, within 45 days after the conveyance and assignment thereof) and to deliver to the Depositor, the Seller and the Servicer a certification in the form attached hereto as Exhibit F (a "Pool Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to Section 3.05(b)(i) of this Agreement are in its possession and have been executed, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the File. The Trustee shall have no responsibility for reviewing any File except as expressly provided in this subsection 3.06(a). Without limiting the effect of the preceding sentence, in reviewing any File, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

          (b) If the Trustee during such 45-day period finds any document constituting a part of a File which is not executed, has not been received, or is unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, or that any Mortgage Loan does not conform to the description thereof as set forth in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Depositor, the Servicer and the Seller. In performing any such review, the Trustee may conclusively rely as to the purported genuineness of any such document and any signature thereon.

          No liability to any Mortgagor under any of the Mortgage Loans arising out of any act or omission to act of either the Seller in originating the Mortgages or the Servicer in servicing the Mortgages prior to the Startup Day or the related Subsequent Transfer Date is intended to be assumed by the Trust Fund, the Trustee, or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, each expressly disclaims such assumption.

          (c) In addition to the foregoing, the Trustee also agrees to conduct a review during the 18 months after the Startup Day indicating the current status of the exceptions previously indicated on the Pool Certification and deliver a certification with respect thereto (the "Final Certification"). After delivery of the Final Certification, the Trustee and the Servicer shall monitor no less frequently than monthly the status of the exceptions, if any, and deliver updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

          Section 3.07 CONVEYANCES OF SUBSEQUENT MORTGAGE LOANS.

          (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the Pre-Funding Account, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trust Fund but subject to the other terms and provisions of this Agreement all of the right, title and interest of the Depositor in and to (i) the Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement delivered by the Seller to the Depositor on such Subsequent Transfer Date, together with the related Files, (ii) the Seller's interest in any Property which secures such Subsequent Mortgage Loan,
(iii) all interest due and principal payments received on such Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, including all amounts received from any insurance policies related to such Subsequent Mortgage Loans and (iv) all proceeds of all of the foregoing relating thereto; PROVIDED, HOWEVER, that the Seller reserves and retains all right, title and interest in and to all interest due and principal received on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-Off Date. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Seller, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Depositor to the Trust Fund.

          The purchase price paid by the Trustee from amounts released from the Pre- Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred (as identified on each Subsequent Mortgage Loan Schedule provided by the Seller to the Depositor and from the Depositor to the Trust Fund) as of the related Subsequent Cut-Off Dates. This Agreement shall constitute a fixed-price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

          (b) The Seller shall transfer to the Depositor and the Depositor shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in Section 3.07(a) above, and the Trustee shall release funds from the Pre-Funding Account to or upon the direction of the Depositor, only upon the satisfaction of each of the conditions set forth in
Section 2.01A(d) of the Sale and Purchase Agreement on or prior to the related Subsequent Transfer Date.

                                   ARTICLE IV

                             [INTENTIONALLY OMITTED]

                                    ARTICLE V

                                THE CERTIFICATES

          Section 5.01 TERMS.

          (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates guaranteed by any Person. The Certificates are payable solely from payments received on or with respect to the Mortgage Loans in the manner and to the extent set forth in Section 7.03.

          (b) Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and the related Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to the Trustee to be forwarded to the related Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the Corporate Trust Office or such other location designated in the notice to Certificateholders of such final distribution, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. On the final Distribution Date, the Trustee shall distribute or credit, or cause to be distributed or credited, in accordance with Section 6.01 hereof, amounts withdrawn from the Certificate Account and available for distribution to the Certificateholders on such Distribution Date. Any funds not distributed on such Distribution Date because of the failure of any Certificateholders to tender their Offered Certificates shall be set aside and held in trust, uninvested without liability for interest, for the account of the appropriate non-tendering Certificateholders. If any Certificate, as to which notice has been given pursuant to this Section 5.01(b) shall not have been surrendered for cancellation within the period then specified in the escheat laws of the State of New York, such amount shall be discharged from such trust and be paid to the Certificateholders of the Residual Certificates in accordance with Section 6.02(e) hereunder and all liability of the Trustee or any Paying Agent with respect to such funds shall thereupon cease.

          Section 5.02 FORMS.

          The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates, the Class C Certificates , the Class R-1 Certificates and the Class R-2 Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7 hereof, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Depositor's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws.

          Section 5.03 EXECUTION AND DELIVERY OF THE CERTIFICATES.

          On the Startup Day, upon the Trustee's receipt from the Depositor of an executed Delivery Order in the form set forth as Exhibit G hereto, the Trustee shall execute, and the Registrar shall authenticate and deliver the Certificates to or upon the order of the Depositor. The Certificates shall be executed and authenticated by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Section 5.04 REGISTRATION AND TRANSFER OF CERTIFICATES.

          (a) The Trustee shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer or exchange of Certificates. The Trustee is hereby initially appointed Registrar for the purpose of registering Certificates and transfers or exchanges of Certificates as herein provided. The Certificateholders and the Trustee shall have the right to inspect the Register during the Trustee's normal hours and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Registrar by an Authorized Officer thereof as to the names and addresses of the Certificateholders of the Certificates and the principal amounts and numbers of such Certificates.

          If a Person other than the Trustee is appointed as Registrar by the Certificateholders of a majority of the aggregate Percentage Interests represented by the Offered Certificates then Outstanding, or if there are no longer any Offered Certificates then Outstanding, by such majority of the Percentage Interests represented by the Residual Certificates, the Trustee will give the Certificateholders prompt written notice of the appointment of such Registrar and of the location, and any change in the location, of the Register. In connection with any such appointment the annual fees of the entity then serving as Trustee and Registrar shall thenceforth be reduced by the amount to be agreed upon by the Trustee and the Servicer at such time and the reasonable fees of the Registrar shall be paid, but only to the extent of the amount by which the Trustee Fee shall have been correspondingly reduced, as expenses of the Trust Fund, pursuant to Section 7.05 hereof.

          (b) Subject to the provisions of Section 5.08 hereof, upon surrender for registration of transfer of any Certificate at the office designated as the Corporate Trust Office, upon the direction of the Registrar the Trustee shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate Certificate Principal Balance and Percentage Interest of the Certificate so surrendered.

          (c) At the option of any Certificateholder, Certificates of any Class owned by such Certificateholder may be exchanged for other Certificates authorized of like Class and tenor and a like aggregate Certificate Principal Balance and Percentage Interest and bearing numbers not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificate is so surrendered for exchange, upon the direction of the Registrar, the Trustee shall execute, authenticate and deliver the Certificate or Certificates which the Certificateholder making the exchange is entitled to receive.

          (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust Fund and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

          (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

          (f) No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

          (g) It is intended that the Offered Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Offered Certificates shall, except as otherwise provided in Subsection (h), be initially issued in the form of one or more fully registered Certificates of such Class. Upon initial issuance, the ownership of each such Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

          On the Startup Day, the Class A Certificates shall be issued in denominations of no less than $1,000 and integral multiples of $1 in excess thereof. On the Startup Day, the Class M-1, Class M-2, Class B Certificates and Class C Certificates shall be issued in denominations of no less than $25,000 and integral multiples of $1 in excess thereof.

          The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

          With respect to the Offered Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Servicer, the Seller and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Offered Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Servicer, the Seller and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Offered Certificates,
(ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Certificateholder of an Offered Certificate as shown in the Register, of any notice with respect to the Offered Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Certificateholder of an Offered Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Offered Certificates. No Person other than a registered Certificateholder of an Offered Certificate as shown in the Register shall receive a certificate evidencing such Offered Certificate.

          Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof requiring distributions to be made only to registered Certificateholders appearing as such in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

          (h) In the event that (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Offered Certificates and the Depositor or the Trustee is unable to locate a qualified successor or (ii) the Depositor at its sole option elects to terminate the book-entry system through the Depository, the Offered Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Offered Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Depositor and at the Depositor's expense, or such depository's agent or designee. If the Depositor does not select such alternative global book-entry system, then the Offered Certificates may be registered in such name or names registered Certificateholders of Offered Certificates transferring the Offered Certificates shall designate, in accordance with the provisions hereof.

          (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any of the Offered Certificates is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Offered Certificates and all notices with respect to such Offered Certificates shall be made and given, respectively, in the manner provided in the Representation Letter.

          Section 5.05 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

          If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be reasonably required by it to hold the Trustee harmless, then, in the absence of notice to the Trustee or the Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate Certificate Principal Balance and Percentage Interest, bearing a number not contemporaneously outstanding.

          Upon the issuance of any new Certificate under this Section, the Registrar or Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

          Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust Fund, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

          Section 5.06 PERSONS DEEMED CERTIFICATEHOLDERS.

          The Trustee, the Depositor, the Registrar and the Servicer, and any agent of the Trustee, the Depositor, the Registrar and the Servicer, may treat the Person in whose name any Certificate is registered as the Certificateholder of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever and the Trustee or any agent of the Trustee shall not be affected by notice to the contrary.

          Section 5.07 CANCELLATION.

          All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates may be held by the Trustee in accordance with its standard retention policy.

          Section 5.08 LIMITATIONS ON TRANSFER OF OWNERSHIP RIGHTS.

          No sale or other transfer of record or beneficial ownership of a Residual Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made (i) to a Disqualified Organization or an agent of a Disqualified Organization or (ii) to a Non-United Stated Person. The transfer, sale or other disposition of a Residual Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization or to a Non-United States Person shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate . Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Residual Certificate nor authenticate and make available any new Residual Certificate unless the Trustee has received an affidavit from the proposed transferee in the form attached hereto as Exhibit I. Each holder of a Residual Certificate by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.08.

          No other sale or other transfer of record or beneficial ownership of a Class C Certificate or a Residual Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event such a transfer (other than the initial transfer from the Depositor) is to be made within three years from the Startup Day, (i) the Trustee or the Depositor shall require a written opinion of counsel acceptable to and in form and substance satisfactory to the Depositor in the event that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall be an expense of the transferor, and (ii) the Trustee shall require the transferee to execute an investment letter acceptable to and in form and substance reasonably satisfactory to the Trustee certifying to the Trustee and the Depositor the facts surrounding such transfer, which investment letter shall be an expense of the transferee. The Certificateholder of a Class C Certificate or Residual Certificate, as the case may be, desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Servicer and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No other sale or other transfer of record or beneficial ownership of any Certificate other than a Class A Certificate shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101. The Certificateholder of a Certificate other than a Class A Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Servicer and the Seller against any liability that may result if the transfer does not in fact comply with the preceding sentence.

          No sale or other transfer of any Offered Certificate may be made to the Depositor, the Seller or the Servicer. No sale or other transfer of any Offered Certificate may be made to an affiliate of the Seller unless the Trustee shall have been furnished with an opinion of counsel acceptable to the Trustee experienced in federal bankruptcy matters to the effect that such sale or transfer would not adversely affect the character of the conveyance of the Mortgage Loans by the Seller to the Depositor as a sale. No sale or other transfer of the Residual Certificate issued to the Tax Matters Person on the Startup Day may be transferred or sold to any Person, except to a person who accepts the appointment of Tax Matters Person pursuant to Section 11.18 hereof.

          Section 5.09 ASSIGNMENT OF RIGHTS.

          A Certificateholder may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee a Certificateholder of the Trust Fund without compliance with the provisions of Section 5.04 and
Section 5.08 hereof.

                                   ARTICLE VI

                                    COVENANTS

          Section 6.01 DISTRIBUTIONS.

          On each Distribution Date, the Trustee will withdraw amounts from the Certificate Account and make the distributions with respect to the Certificates in accordance with the terms of the Certificates and this Agreement. Such distributions shall be made (i) by check or draft mailed on each Distribution Date to the address of the Person entitled thereto as it appears in the Register or (ii) if requested by any Certificateholder in writing not later than five Business Days prior to the applicable Record Date (which request shall remain in effect unless it has been withdrawn), to such Certificateholder by wire transfer to an account within the United States designated by such Certificateholder, on each Distribution Date, in each case to each Certificateholder of record on the immediately preceding Record Date.

          Section 6.02 MONEY FOR DISTRIBUTIONS TO BE HELD IN TRUST; WITHHOLDING.

          (a) All payments of amounts due and payable with respect to any Certificate are to be made from amounts withdrawn from the Certificate Account, and shall be made by and on behalf of the Trustee. No amounts so withdrawn from the Certificate Account shall be applied for purposes other than payments of Certificates except as provided in this Agreement.

          (b) Whenever the Trustee has appointed one or more Paying Agents pursuant to Section 11.15 hereof, the Trustee shall, on the Business Day immediately preceding each Distribution Date, deposit with such Paying Agents in immediately available funds an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Certificate Account for the Class to which such amounts are due). Such sum shall be held in trust for the benefit of the Certificateholders entitled thereto.

          (c) The Depositor may at any time direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (d) The Trustee shall require each Paying Agent to comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Certificateholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (e) Any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Offered Certificate and remaining unclaimed by the Certificateholder of such Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid to the Certificateholders of the Residual Certificates and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent before being required to make any such payment, may, at the expense of the Trust Fund, cause to be published once, in the eastern edition of THE WALL STREET JOURNAL, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Certificateholders of the Residual Certificates. The Trustee shall, at the direction of the Depositor, also adopt and employ, at the expense of the Trust Fund, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Certificateholders whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Registrar, the Trustee or any Paying Agent, at the last address of record for each such Certificateholder).

          Section 6.03 PROTECTION OF TRUST FUND.

          (a) The Trustee will hold the Trust Fund in trust for the benefit of the Certificateholders and, at the request of the Depositor, will from time to time execute and deliver all such supplements and amendments hereto subject to
Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request from the Depositor, to:

                    (i) more effectively hold in trust all or any portion of the Trust Fund;

                    (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

                    (iii) enforce any of the Mortgage Loans; or

                    (iv) preserve and defend title to the Trust Fund and the rights of the Trustee, and the ownership interests of the Certificateholders represented thereby, in such Trust Fund against the claims of all Persons and parties.

          The Trustee shall send copies of any request received from the Depositor to take any action pursuant to this Section 6.03 to the other parties hereto.

          (b) The Trustee shall have the power to enforce, and shall enforce the obligations and rights of the other parties to this Agreement or the Certificateholders, by action, suit or proceeding at law or equity, PROVIDED, HOWEVER, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested by the Certificateholders of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no longer any Offered Certificates then outstanding, by the Controlling Non-Offered Certificateholders.

          Section 6.04 [INTENTIONALLY OMITTED]

          Section 6.05 NEGATIVE COVENANTS.

          The Trustee will not permit the Trust Fund to:

                    (i) sell, transfer, exchange or otherwise dispose of any of the Trust Fund except as expressly permitted by this Agreement;

                    (ii) incur, assume or guaranty any indebtedness of any Person except pursuant to this Agreement;

                    (iii) dissolve or liquidate in whole or in part, except pursuant to Article IX hereof; or

                    (iv)(A) permit the validity or effectiveness of this Agreement to be impaired, or permit any Person to be released from any covenants or obligations with respect to the Trust Fund or the Certificates under this Agreement, except as may be expressly permitted hereby or (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance to be created or extend to or otherwise arise upon or burden the Trust Fund or any part thereof or any interest therein or the proceeds thereof.

          Section 6.06 NO OTHER POWERS.

          The Trustee will not permit the Trust Fund to engage in any business activity or transaction other than those activities permitted by Section 2.03 hereof.

          Section 6.07. LIMITATION OF SUITS.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or for the appointment of a receiver or Trustee of the Trust Fund, or for any other remedy with respect to an event of default hereunder, unless:

                  (i) such Certificateholder has previously given written notice to the Depositor and the Trustee of such Certificateholder's intention to institute such proceeding;

                  (ii) the Certificateholders of not less than 25% of the Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no Offered Certificates then Outstanding, the Controlling Non-Offered Certificateholders, shall have made written request to the Trustee to institute such proceeding in its own name as Trustee;

                  (iii) such Certificateholder or Certificateholders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificateholders of a majority of the Percentage Interests represented by the Offered Certificates or, if there are no Offered Certificates then Outstanding, by the Controlling Non-Offered Certificateholders;

it being understood and intended that no one or more Certificateholders shall have any right in any manner by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Certificateholder of the same Class or to obtain or to seek to obtain priority or preference over any other Certificateholder of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Certificateholders of the same Class.

          In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Certificateholders, each representing less than a majority of the applicable Class of Certificates and each conforming to paragraphs (i)-(v) of this Section 6.07, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of this Agreement.

          Section 6.08 [INTENTIONALLY OMITTED]

          Section 6.09 RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee or the Certificateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 6.10 DELAY OR OMISSION NOT WAIVER.

          No delay of the Trustee or any Certificateholder of any Certificate to exercise any right or remedy under this Agreement with respect to any event described in Section 8.20(a) shall impair any such right or remedy or constitute a waiver of any such event or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or the Certificateholders, as the case may be.

          Section 6.11 CONTROL BY CERTIFICATEHOLDERS.

          The Certificateholders of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding, or if there are no longer any Offered Certificates then Outstanding, by the Controlling Non-Offered Certificateholders, may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund, including, but not limited to, those powers set forth in Section 6.03 and Section 8.20 hereof, provided that:

                    (i) such direction shall not be in conflict with any rule of law or with this Agreement;

                    (ii) the Trustee shall have been provided with indemnity satisfactory to it; and

                    (iii) the Trustee may take any other action deemed proper by the Trustee, as the case may be, which is not inconsistent with such direction; PROVIDED, HOWEVER, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Certificateholders not so directing.

          Section 6.12 INDEMNIFICATION OF THE DEPOSITOR.

          The Depositor agrees to indemnify and hold the Trustee and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs, fees and expenses that the Trustee and any Certificateholder may sustain in any way related to the breach by the Depositor of its representations and warranties set forth in this Agreement; PROVIDED, HOWEVER, that in no event shall the Depositor be liable to the Trustee or the Certificateholders pursuant to this Section 6.12 in an aggregate amount in excess of the proceeds received by the Depositor from the sale of the Offered Certificates.

          Section 6.13 ACCESS TO CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

          (a) If any Certificateholder (for purposes of this Section 6.13, an "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee shall, at the expense of such Applicant, within ten
(10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders of record as of the most recent Distribution Date.

          (b) Every Certificateholder, by receiving and holding such list, shall be deemed to have agreed with the Trustee that the Trustee shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                                   ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

          Section 7.01 COLLECTION OF MONEY.

          Except as otherwise expressly provided herein, the Trustee shall demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any Sub-Servicer. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall apply it as provided in this Agreement.

          Section 7.02 CERTIFICATE ACCOUNT.

          The Trustee shall cause to be established on the Startup Day, and shall maintain, at the Corporate Trust Office, the Certificate Account which shall be held by the Trustee on behalf of the Certificateholders.

          Section 7.03 DISTRIBUTIONS.

          (a) The Trustee shall deposit in the Certificate Account, without duplication, upon receipt, the proceeds of any liquidation of the assets of the Trust Fund, the Monthly Remittance remitted by the Servicer pursuant to Section 8.08(d)(ii) and the amounts required to be deposited from the Pre-Funding Account, if any, and the Capitalized Interest Account, if any, pursuant to
Section 7.04(d) and (e), respectively.

          (b) On each Distribution Date, the Trustee shall cause the following amounts, in the following order of priority, to be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Certificate Account and distributed to the holders of the Class R-1 Certificates, as the case may be:

          INTEREST: On each Distribution Date the Interest Remittance Amount will be distributed in the following order of priority:

         FIRST, to REMIC I Regular Interest LT-A, Uncertificated Interest for such REMIC I Regular Interest for such Distribution Date;

         SECOND, to REMIC I Regular Interest LT-M-1, Uncertificated Interest for such REMIC I Regular Interest for such Distribution Date;

         THIRD, to REMIC I Regular Interest LT-M-2, Uncertificated Interest for such REMIC I Regular Interest for such Distribution Date;

         FOURTH, to REMIC I Regular Interest LT-B, Uncertificated
         Interest for such REMIC I

         Regular Interest for such Distribution Date; and

         FIFTH, to the holders of the Class R-1 Certificates.

        PRINCIPAL: On each Distribution Date the Principal Remittance Amount will be distributed in the following order of priority:

         FIRST, to REMIC I Regular Interest LT-B, until the Uncertificated Balance of REMIC I Regular Interest LT-B has been reduced to zero;

         SECOND, to REMIC I Regular Interest LT-M-2, until the Uncertificated Balance of REMIC I Regular Interest LT-M-2 has been reduced to zero;

         THIRD, to REMIC I Regular Interest LT-M-1, until the Uncertificated Balance of REMIC I Regular Interest LT-M-1 has been reduced to zero;

         FOURTH, to REMIC I Regular Interest LT-A, until the Uncertificated Balance of REMIC I Regular Interest LT-A has been reduced to zero; and

         FIFTH, to the holders of the Class R-1 Certificates.

          (c) On each Distribution Date, the Trustee shall pay to the Servicer any income or gain from investments of amounts in the Certificate Account and shall cause the following amounts to be withdrawn from the Certificate Account and distributed, in the following order of priority, by REMIC II to the holders of the REMIC II Regular Certificates and the holders of the Class R-2 Certificates, as the case may be:

          INTEREST: On each Distribution Date the Interest Remittance Amount will be distributed to in the following order of priority:

                 FIRST, to the Trustee, the Trustee Fee;

                SECOND, to the Holders of the Class A
                Certificates, the Class A Current Interest plus the Interest Carry Forward Amount with respect to the Class A Certificates; PROVIDED, HOWEVER, that if the Interest Remittance Amount less the amount paid to the Trustee as the Trustee Fee (such amount the "Interest Amount Available") is not sufficient to make a full distribution of interest to the Class A Certificates, the amount of the shortfall will be carried forward with accrued interest at the Class A Pass-Through Rate;

                THIRD, to the extent of the Interest Amount
                Available then remaining, to the Holders of the Class M-1 Certificates, the Class M-1 Current Interest;

                FOURTH, to the extent of the Interest Amount
                Available then remaining, to the Holders of the Class M-2 Certificates, the Class M-2 Current Interest;

                FIFTH, to the extent of the Interest Amount
                Available then remaining, to the Holders of the Class B Certificates, the Class B Current Interest;

                SIXTH, to the extent of the Interest Amount
                Available then remaining, to the Holders of the Class A, Class M-1, Class M-2, and Class B Certificates, in that order, the excess, if any, of the interest accrued on such Class of Certificates for the related Accrual Period at the related Formula Pass-Through Rate over interest accrued at the Available Funds Cap Rate; and

                SEVENTH, the Monthly Excess Cashflow Amount shall be applied as described under Section 7.03(d).

          PRINCIPAL: On each Distribution Date (a) before the Stepdown Date or
(b) with respect to which a Trigger Event is in effect, the Trustee shall distribute to the Holders of the Class A Certificates 100% of the Principal Distribution Amount until the Certificate Principal Balance of the Class A Certificates has been reduced to zero.

          On each Distribution Date (a) on or after the Stepdown Date and (b) as to which a Trigger Event is not in effect and is not continuing, the Trustee shall distribute to the Holders of all Classes of the Offered Certificates principal, in the order of priority, in the amounts set forth below and to the extent of the Principal Distribution Amount as follows:

                FIRST, the lesser of (x) the Principal
                Distribution Amount and (y) the Class A Principal
                Distribution Amount shall be distributed to the Holders of the Class A Certificates until the Class A Certificate Principal Balance has been reduced to zero;

               SECOND, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Holders of the Class A Certificates in clause FIRST above and (y) the Class M-1 Principal
               Distribution Amount shall be distributed to the Holders of the Class M-1 Certificates, until the Class M-1 Certificate Principal Balance has been reduced to zero;

               THIRD, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Holders of the Class A Certificates in clause FIRST above and the amount distributed to the Holders of the Class M-1 Certificates in clause SECOND above and (y) the Class M-2 Principal Distribution Amount shall be distributed to the Holders of the Class M-2 Certificates, until the Class M-2 Certificate Principal Balance has been reduced to zero;

               FOURTH, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Holders of the Class A Certificates pursuant to clause FIRST above, the amount distributed to the Holders of the Class M-1 Certificates pursuant to clause SECOND above and the amount distributed to the Holders of the Class M-2 Certificates pursuant to clause THIRD above and (y) the Class B Principal Distribution

         Amount shall be distributed to the Holders of the Class B Certificates, until the Class B Certificate Principal Balance has been reduced to zero; and,

         FIFTH, any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses FIRST, SECOND, THIRD and FOURTH above shall be distributed as part of the Monthly Excess Cashflow Amount as set forth in Section 7.03(d).

          Notwithstanding the foregoing, if a Trigger Event exists after the Certificate Principal Balance of the Class A Certificates has been reduced to zero, principal will be distributed exclusively to the Class M-1 Certificates and, after the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero, exclusively to the Class M-2 Certificates and, after the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero, exclusively to the Class B Certificates.

          In the event the Pre-Funded Amount has not been reduced to zero by the end of the Pre- Funding Period, the Trustee shall deposit any amounts remaining in the Pre-Funding Account into the Certificate Account for distribution to the Class A Certificateholders on the next Distribution Date, or if the last day of the Pre-Funding Period is a Distribution Date, on such Distribution Date, as an additional distribution of principal.

          (d) On any Distribution Date, the Monthly Excess Cashflow Amount is required to be applied in the following order of priority on such Distribution Date, without duplication:

                    (1) to fund the Class A Interest Carry Forward Amount, if any, for such Distribution Date;

                    (2) to fund the Extra Principal Distribution Amount for such Distribution Date;

                    (3) to fund the Class M-1 Interest Carry Forward Amount, if any, for such Distribution Date;

                    (4) to fund the Class M-1 Realized Loss Amortization Amount for such Distribution Date;

                    (5) to fund the Class M-2 Interest Carry Forward Amount, if any, for such Distribution Date;

                    (6) to fund the Class M-2 Realized Loss Amortization Amount for such Distribution Date;

                    (7) to fund the Class B Interest Carry Forward Amount, if any, for such Distribution Date;

                    (8) to fund the Class B Realized Loss Amortization Amount for such Distribution Date;

                    (9) to the Servicer to the extent of any unreimbursed Delinquency Interest Advances or Servicing Advances;

                    (10) if a Subordinated Trigger Event exists and is continuing, an amount in the aggregate equal to the Subordinated Trigger Event Amount, to the holders of the Class B Certificates, the Class M-2 Certificates and the Class M-1 Certificates, in that order, in each case until the Certificate Principal Balance of such Class of Subordinate Certificates has been reduced to zero;

                    (11) if a Special Trigger Event exists and is continuing, an amount in the aggregate equal to the Subordinated Trigger Event Amount remaining, if any, after taking into account payments pursuant to Clause (10) above, to the holders of the Class A Certificates;

                    (12) to the holders of the Class A Certificates, any Available Funds Cap Carry Forward Amount with respect to such Class;

                    (13) to the holders of the Class M-1 Certificates, any Available Funds Cap Carry Forward Amount with respect to such Class;

                    (14) to the holders of the Class M-2 Certificates, any Available Funds Cap Carry Forward Amount with respect to such Class;

                    (15) to the holders of the Class B Certificates, any Available Funds Cap Carry Forward Amount with respect to such Class;

                    (16) to the holders of the Class C Certificates, the Class C Interest Distribution Amount; and

                    (17)      to the Holders of the Class R-2 Certificates.

          (e) On each Distribution Date, after taking into account all distributions of the Interest Remittance Amount and the Principal Remittance Amount, the Trustee shall allocate the excess, if any, of the aggregate Uncertificated Balance of the REMIC I Regular Interests over the aggregate Loan Balance of the Mortgage Loans as of the last day of the related Due Period to reduce the Uncertificated Balance of the REMIC I Regular Interests in the following order of priority:

                              (i) to REMIC I Regular Interest LT-B until the
                    Uncertificated Balance thereof is reduced to zero;

                              (ii) to REMIC I Regular Interest LT-M2 until the
                    Uncertificated Balance thereof is reduced to zero;

                              (iii) to REMIC I Regular Interest LT-M-1 until the
                    Uncertificated Balance thereof is reduced to zero; and

                              (iv) to REMIC I Regular Interest LT-A until the
                    Uncertificated Balance thereof is reduced to zero.

          On each Distribution Date, after taking into account all distributions of the Principal Distribution Amount on such Distribution Date, the Trustee shall allocate the Applied Realized Loss Amount, if any, to reduce the Certificate Principal Balance of the Subordinate Certificates in the following order of priority:

                           (i) to the Class B Certificates, the Class B Applied
                  Realized Loss Amount Balance until the Class B Certificate Principal Balance has been reduced to zero;

                           (ii) to the Class M-2 Certificates, the Class M-2
                  Applied Realized Loss Amount Balance until the Class M-2 Certificate Principal Balance has been reduced to zero; and

                           (iii) to the Class M-1 Certificates, the Class M-1
                  Applied Realized Loss Amount Balance until the Class M-1 Certificate Principal Balance has been reduced to zero.

          (f) Notwithstanding anything above, the aggregate amounts distributed on all Distribution Dates to the Certificateholders of the Certificates on account of principal pursuant to clauses (b) and (c) shall not exceed the original Certificate Principal Balance of such Certificates.

          (g) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In accordance with the foregoing, the interests of the Certificateholders of the Class C Certificates and the Residual Certificates in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are distributed in respect of such Class C Certificates or Residual Certificates, as the case may be, in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, the Certificateholders of the Class C Certificates and the Residual Certificates shall not be required to refund any amount properly distributed on the Class C Certificates or Residual Certificates, as the case may be, pursuant to this
Section 7.03.

          Section 7.04 PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT

          (a) If so required by the Depositor, on or before the Startup Day, the Trustee shall have established, and shall thereafter maintain with itself, in the name of the Trustee for the benefit of the Certificateholders, (i) a segregated trust account designated as the APre-Funding Account" and (ii) a segregated trust account designated as the ACapitalized Interest Account." The Pre-Funding Account and the Capitalized Interest Account will not be assets of either REMIC I or REMIC II.

          (b) On the Startup Day, the Trustee shall, promptly upon receipt, deposit in the Pre-Funding Account and retain therein the Original Pre-Funded Amount, if any, and, to the extent, if any, required by the Rating Agencies, shall deposit a portion of the proceeds of the sale of the Offered Certificates in the Capitalized Interest Account. Funds deposited in the Pre- Funding Account, if any, and the Capitalized Interest Account, if any, shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

          (c) On any Subsequent Transfer Date during the Pre-Funding Period, upon satisfaction of the conditions set forth in Section 3.07 hereof and in the related Subsequent Transfer Agreement, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate principal balance of the Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date sold to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor.

          (d) In the event the Pre-Funded Amount has not been reduced to zero by the end of the Pre-Funding Period, the Trustee shall deposit any amounts remaining in the Pre- Funding Account into the Certificate Account for distribution to the Class A Certificateholders on the next Distribution Date, or if the last day of the Pre-Funding Period is a Distribution Date, on such Distribution Date, as an additional distribution of principal, and the Pre-Funding Account shall be closed. On each Distribution Date occurring in January 1998 and February 1998, the amount of any reinvestment income on funds in the Pre-Funding Account shall be deposited in the Capitalized Interest Account.

          (e) The amount on deposit in the Capitalized Interest Account, if any, including reinvestment income thereon and amounts deposited thereto from the Pre-Funding Account, will be used, as necessary, by the Trustee to fund the excess, if any, of (i) the sum of the amount of interest accruing at the weighted average applicable Pass-Through Rates on the amount by which the aggregate Certificate Principal Balance of the Offered Certificates exceeds the aggregate Loan Balance of the Mortgage Loans, plus the Trustee Fee accruing on such excess balance over (ii) the amount of any reinvestment income on monies on deposit in the Pre- Funding Account; such amounts on deposit shall be deposited in the Certificate Account and applied on the Distribution Dates occurring in January 1998 and February 1998 to fund such excess, if any. On the last day of the Pre-Funding Period or, if such date is not a Distribution Date, on the immediately following Distribution Date, the Trustee shall withdraw any amounts remaining in the Capitalized Interest Account at the end of the Pre-Funding Period and not required for the aforementioned purposes, and pay such amounts to the Seller and the Capitalized Interest Account shall be closed.

          Section 7.05 INVESTMENT OF ACCOUNTS.

          (a) Consistent with any requirements of the Code, with respect to the Collection Account or the Certificate Account, all or a portion of either such Account shall be invested and reinvested by the Trustee as directed in writing by the Servicer in one or more Eligible Investments bearing interest or sold at a discount. The bank serving as Trustee or any affiliate thereof may be the obligor on any investment which otherwise qualifies as an Eligible Investment. The Servicer hereby directs the Trustee to invest all amounts as may from time to time be in the Certificate Account in The First National Bank of Chicago's Corporate Trust Short Term Investment Fund, so long as it is an Eligible Investment and for so long as such investment direction is not revoked in writing by the Servicer. No investment in any Account shall mature later than the Business Day immediately preceding the Business Day on which the funds in such Account which are so invested are required under this Agreement to be remitted from such Account. The Trustee shall not be liable for interest or compensation on uninvested funds except as may be specifically agreed in writing. Amounts on deposit in the Pre-Funding Account, if any, and the Capitalized Interest Account, if any, shall only be invested in (i) Eligible Investments of the kind described in Section 7.07(a) hereof, (ii) investments which have been rated (or as to which the obligor has been rated) in one of the three highest generic rating categories by any one of the Rating Agencies which are described herein and are permitted by the Rating Agency or (iii) such other investments as may be approved by the U.S. Department of Labor from time to time with respect to the investment of pre-funding and capitalized interest accounts.

          (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

          (c) Subject to Section 10.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor thereon).

          (d) If the Servicer shall have failed to give investment directions to the Trustee with respect to the investment of amounts in any Account, then the Trustee shall invest (i) amounts in the Certificate Account in The First National Bank of Chicago's Corporate Trust Short Term Investment Fund, so long as it is an Eligible Investment, subject to the maturity requirement set forth in Section 7.05(a) above and (ii) amounts in the Collection Account in money market funds described in Section 7.07(h), which shall be redeemable without penalty no later than the Business Day immediately preceding the next Determination Date.

          (e) All income or other gain from investments in any Account shall be deposited in such Account immediately on receipt, subject to withdrawal for the account of the Servicer in accordance with Section 8.08(b), and any loss resulting from such investments shall be charged to such Account, as appropriate, subject to the requirement of Section 8.08(b) that the Servicer contribute funds in an amount equal to such loss. Income from investments in the Certificate Account shall be payable by the Trustee to the Servicer as realized.

          Section 7.06 [INTENTIONALLY OMITTED].

          Section 7.07 ELIGIBLE INVESTMENTS.

          The following are Eligible Investments:

          (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

          (b) Federal Housing Administration debentures; FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption; and consolidated senior debt obligations of any Federal Home Loan Banks; provided, that any such investment shall be rated in one of the two highest ratings categories by Moody's, S&P and Fitch;

          (c) Federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated F-1+ or better by Fitch, A-1+ or better by S&P and P-1 by Moody's;

          (d) Deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa3 or better by Moody's, BBB or better by S&P and BBB by Fitch) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

          (e) Investment agreements provided:

                              1. The agreement is with a bank or insurance
                    company which has unsecured, uninsured and unguaranteed senior debt obligations rated Aa2 or better by Moody's, AA or better by S&P and AA or better by Fitch, and

                              2. Moneys invested thereunder may be withdrawn
                    without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date), and

                              3. The agreement is not subordinated to any other
                    obligations of such insurance company or bank, and

                              4. The same guaranteed interest rate will be paid
                    on any future deposits made pursuant to such agreement, and

                              5. The Trustee receives an opinion of counsel that
                    such agreement is an enforceable obligation of such insurance company or bank;

          (f) Repurchase agreements collateralized by securities described in
(a) above with any registered broker/dealer subject to the Securities Investors Protection Corporation's jurisdiction and subject to applicable limits therein promulgated by Securities Investors Protection Corporation or any commercial bank, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed short-term or long-term obligation rated P-1 or Aa2, respectively, or better by Moody's, A-1+ or AA, respectively, or better by S&P and F-1+ or AA, respectively, or better by Fitch, provided:

                              1. A master repurchase agreement or specific
                    written repurchase agreement governs the transaction, and

                              2. The securities are held free and clear of any
                    lien by the Trustee or an independent third party acting solely as agent for the Trustee, and such third party is (i) a Federal Reserve Bank or (ii) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $125 million and the Trustee shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Trustee, and

                              3. A perfected first security interest under the
                    Uniform Commercial Code, or book entry procedures prescribed at 31 C.F.R. 306.1 et seq. or 31 C.F.R. 350.0 et seq., in
                    such securities is created for the benefit of the Trustee, and

                              4. The repurchase agreement has a term of thirty
                    days or less and the Trustee will value the collateral securities no less frequently than weekly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation, and

                              5. The fair market value of the collateral
                    securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 106% and such collateral securities must be valued weekly and marked-to- market at current market price plus accrued interest

          (g) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of Fitch, S&P and Moody's;

          (h) Investments in no load money market funds registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act or common trust funds in each case rated Aaa by Moody's, AAA by S&P and AAA by Fitch if rated by Fitch; and

          (i) any other investment approved in writing by each Rating Agency;

provided that no instrument described above shall evidence either the right to receive (i) only interest with respect to the obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and PROVIDED, FURTHER, that all instruments described hereunder shall mature at par on or prior to the next succeeding Distribution Date unless otherwise provided in this Agreement and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

          Section 7.08 ACCOUNTING AND DIRECTIONS BY TRUSTEE.

          (a) By 12:00 noon New York time, on the Business Day preceding each Distribution Date (or such earlier period as shall be agreed by the Depositor and the Trustee), the Trustee shall notify (subject to the terms of Section 10.03(j) hereof, based solely on information provided to the Trustee by the Servicer) the Depositor, the Seller and each Certificateholder of the following information with respect to the next Distribution Date (which notification may be given by facsimile or by telephone promptly confirmed in writing):

                    (i) The aggregate amount then on deposit in the Certificate Account;

                    (ii) The Class A Distribution Amount, the Class M-1 Distribution Amount, the Class M-2 Distribution Amount and the Class B Distribution Amount;

                  (iii) The application of the amounts described in clause (i) preceding to the allocation and distribution of the related Class A Distribution Amount, the related Class M-1 Distribution Amount, the related Class M-2 Distribution Amount and the related Class B Distribution Amount, on such Distribution Date in accordance with
         Section 7.03 hereof;

                    (iv) The Certificate Principal Balance of each Class of the Offered Certificates, the aggregate amount of the principal of each such Class of Certificates to be paid on such Distribution Date and the remaining Certificate Principal Balance of each such Class of Certificates following any such payment;

                    (v) The amount, if any, of any Realized Losses for the related Due Period; and

                    (vi) The amount of 60+ Day Delinquent Loans.

          Section 7.09 REPORTS BY TRUSTEE TO CERTIFICATEHOLDERS.

          (a) On each Distribution Date the Trustee shall report in writing to the Seller, the Servicer, the Depositor, each Certificateholder, the Underwriters and the Rating Agencies:

                  (i) the amount of the distribution with respect to each Class of Certificates (based on a Certificate in the original principal amount of $1,000);

                  (ii) the amount of such distributions to each Class allocable to principal, separately identifying the aggregate amount of any Prepayments or other recoveries of principal included therein;

                  (iii) the amount of such distributions to each Class allocable to interest (based on a Certificate in the original principal amount of $1,000);

                  (iv)     the Interest Carry Forward Amount for each Class;

                  (v) the principal amount of each Class of Regular Certificates (based on a Certificate in the original principal amount of $1,000) which will be Outstanding after giving effect to any payment of principal on such Distribution Date;

                  (vi) the aggregate Loan Balance of all Mortgage Loans after giving effect to any payment of principal on such Distribution Date;

                  (vii) based upon information furnished by the Depositor, such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Certificateholders in computing their market discount;

                  (viii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

                    (ix) the weighted average Coupon Rate of the Mortgage Loans;

                    (x) whether a Trigger Event or Subordinated Trigger Event has occurred;

                    (xi) the Available Funds Cap Carry Forward Amount for each Class of Offered Certificates;

                    (xii) the Senior Enhancement Percentage;

                    (xiii) the Overcollateralization Amount and the Certificate Principal Balance of each Class of the Offered Certificates then outstanding after giving effect to any payment of principal on such Distribution Date;

                  (xiv) the amount of any Applied Realized Loss Amount, Realized Loss Amortization Amount and Unpaid Realized Loss Amount for each Class as of the close of such Distribution Date;

                    (xv) whether a Servicing Termination Trigger has occurred;

                    (xvi) LIBOR for the Accrual Period that commences on such Distribution Date;

                    (xvii) during the Pre-Funding Period, the Pre-Funded Amount, if any, as of the last day of the related Due Period; and

                    (xviii) during the Pre-Funding Period, the Loan Balance of the Subsequent Mortgage Loans added to the Trust Fund during the related Due Period.

          The Servicer shall provide to the Trustee the information described in
Section 8.08(d)(ii)(b) and in clause (b) below to enable the Trustee to perform its reporting obligations under this Section, and such obligations of the Trustee under this Section are conditioned upon such information being received and the information provided in clauses (viii) and (ix) shall be based solely upon information contained in the monthly servicing report provided by the Servicer to the Trustee pursuant to Section 8.08(d)(ii)(b) hereof.

          (b) In addition, on each Distribution Date the Trustee will distribute to the Depositor, each Certificateholder, the Underwriters and the Rating Agencies, together with the information described in Subsection (a) preceding, the following information with respect to the Mortgage Loans which is hereby required to be prepared by the Servicer and furnished to the Trustee for such purpose on or prior to the related Determination Date:

                  (i) the number and aggregate Loan Balances of Mortgage Loans
         (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business on the last Business Day of the calendar month next preceding such Distribution Date,

                  (ii) the status and the number and dollar amounts of all Mortgage Loans in foreclosure proceedings as of the close of business on the last Business Day of the calendar month next preceding such Distribution Date, separately stating, for this purpose, all Mortgage Loans with respect to which foreclosure proceedings were commenced in the immediately preceding calendar month;

                    (iii) the number of Mortgagors and the Loan Balances of Mortgage Loans of the related Mortgages involved in bankruptcy proceedings as of the close of business on the last Business Day of the calendar month next preceding such Distribution Date;

                  (iv) the existence and status of any REO Properties, as of the close of business of the last Business Day of the month next preceding the Distribution Date;

                  (v) the book value of any REO Property as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date;

                  (vi) the amount of Cumulative Realized Losses; and

                 (vii) the aggregate Loan Balance of 60+ Day Delinquent
          Loans.

          (c) The Servicer shall furnish to the Trustee during the term of this Agreement, such periodic, special, or other reports or information not specifically provided for herein, as may be necessary, reasonable, or appropriate with respect to the Trustee, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Trustee may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by the requesting party for the fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of business.

          Section 7.10 REPORTS BY TRUSTEE.

          (a) The Trustee shall report to the Depositor, the Seller, the Underwriters and each Certificateholder, with respect to the amount on deposit in the Certificate Account and the identity of the investments included therein, as the Depositor or the Seller may from time to time request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Depositor or the Seller transmit promptly to the Depositor and the Seller copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Servicer and shall notify the Seller if any Monthly Remittance has not been received by the Trustee when due.

          (b) The Trustee shall, on behalf of the Trust Fund, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Depositor and the Servicer shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section 7.10(b).

                                 ARTICLE VIII

               SERVICING AND ADMINISTRATION OF THE MORTGAGE LOANS

          Section 8.01 SERVICER AND SUB-SERVICERS.

          Acting directly or through one or more Sub-Servicers as provided in
Section 8.03, the Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and Accepted Servicing Practices and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

          Subject to Section 8.03 hereof, the Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub- Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.

          Without limiting the generality of the foregoing, but subject to Sections 8.13 and 8.14, the Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered and this subsection shall constitute a power of attorney executed and delivered by the Trustee, on behalf of itself, the Certificateholders and the Trustee or any of them, (i) to execute and deliver, any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property in the name of the Servicer on behalf of the Trustee, and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; PROVIDED, HOWEVER, that Section
8.14 shall constitute an authorization from the Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). The Trustee shall execute any documentation furnished to it by the Servicer for recordation by the Servicer in the appropriate jurisdictions as shall be necessary to effectuate the foregoing. Subject to Sections 8.13 and 8.14, the Trustee shall execute any authorizations and other documents as the Servicer or such Sub-Servicer shall reasonably request that are furnished to the Trustee to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

          The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

          Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 8.09 hereof.

          The relationship of the Servicer (and of any successor Servicer other than the Trustee) to the Trustee under this Agreement is intended by the parties to be that of independent contractor and not that of a joint venturer, partner or agent of the Trustee, including but not limited to any act of the Servicer performed in the name of the Trustee.

          Section 8.02 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

          The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow collection procedures consistent with this Agreement and the terms and provisions of any applicable Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Note, the Servicer shall nonetheless make payment of any required Delinquency Interest Advance with respect to the payments so extended to the same extent as if such installment were due, owing and Delinquent and had not been deferred, in accordance with Section 8.09 hereof, and shall be entitled to reimbursement therefor in accordance with Section 8.09 hereof. Consistent with the terms of this Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); PROVIDED, HOWEVER, that the Servicer may not modify materially or permit any Sub-Servicer to modify any Mortgage Loan, including without limitation any modification that would change the Coupon Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable.

          The Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (a) the provisions of the related Note and Mortgage have been complied with and are not otherwise amended; (b) the Loan-to-Value Ratio after any release does not exceed the Loan-to- Value Ratio of such Mortgage Loan as of the date of origination thereof; (c) the lien priority of the related Mortgage is not affected and (d) such release, alteration, removal, demolition or division does not constitute a significant modification of the related Mortgage Loan within the meaning of Treas. Reg. Section 1.860G-2.

          Section 8.03 SUB-SERVICING AGREEMENTS BETWEEN SERVICER AND SUB-SERVICERS.

          The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution that is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and (x) has (i) been designated an approved seller-servicer by FHLMC or FNMA and (ii) has equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles or (y) is a Servicer Affiliate. The Servicer shall give notice to the Trustee and the Rating Agencies of the appointment of any Sub-Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Each Sub-Servicer shall be required to service the Mortgage Loans in accordance with this Agreement and any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement. Each Sub-Servicing Agreement shall provide that a successor Servicer shall have the option to terminate such agreement without payment of any fees if the original Servicer is terminated or resigns.

          Section 8.04 SUCCESSOR SUB-SERVICERS.

          The Servicer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 8.03.

          Section 8.05 LIABILITY OF SERVICER; INDEMNIFICATION.

          (a) The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement.

          (b) The Servicer (except The First National Bank of Chicago if it is required to succeed the Servicer under this Agreement) agrees to indemnify and hold the Trustee and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee and/or Certificateholder in respect of such claim. The Trustee shall reimburse the Servicer from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim results directly from the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement. The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee and the termination of this Agreement and the payment of the outstanding Certificates.

          Section 8.06 No Contractual Relationship Between Sub-Servicer, Trustee or the Certificateholders.

          Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub- Servicer except as set forth in Section 8.07.

          Section 8.07 ASSUMPTION OR TERMINATION OF SUB-SERVICING AGREEMENT BY TRUSTEE.

          In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 8.20, it is understood and agreed that the Servicer's rights and obligations under any Sub- Servicing Agreement then in force between the Servicer and a Sub-Servicer shall be assumed simultaneously by the Trustee without act or deed on the part of the Trustee; PROVIDED, HOWEVER, that the successor Servicer may terminate the Sub-Servicer as provided in
Section 8.03.

          The Servicer shall, upon the reasonable request of the Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub- Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

          Section 8.08 COLLECTION ACCOUNT.

          (a) The Servicer shall establish and maintain at one or more Designated Depository Institutions the Collection Account to be held as a trust account. The Collection Account shall be identified on the records of the Designated Depository Institution as follows: AThe First National Bank of Chicago, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 1997." The Collection Account shall initially be established at, and the initial Designated Depository Institution shall be, The First National Bank of Chicago. If the institution at any time holding the Collection Account ceases to be eligible as a Designated Depository Institution hereunder, then the Servicer shall, within 30 days, be required to name a successor institution meeting the requirements for a Designated Depository Institution hereunder. If the Servicer fails to name such a successor institution, then the Collection Account shall be held as a trust account with a qualifying Designated Depository Institution selected by the Trustee. The Servicer shall notify the Trustee and the Certificateholders if there is a change in the name, account number or institution holding the Collection Account.

          Subject to Subsection (c) below, the Servicer shall deposit all receipts required pursuant to Subsection (c) below and related to the Mortgage Loans in the Collection Account on a daily basis (but no later than the first Business Day after receipt).

          (b) All funds in the Collection Account shall be held (i) uninvested (up to the limits insured by the FDIC) or (ii) invested in Eligible Investments. Any investments of funds in the Collection Account shall mature or be payable on demand at par on or prior to the immediately succeeding Determination Date. Any investment earnings on funds held in the Collection Account shall be for the account of the Servicer and may only be withdrawn from the Collection Account by the Servicer immediately following the remittance of the Monthly Remittance by the Servicer. Any investment losses on funds held in the Collection Account shall be for the account of the Servicer and promptly upon the realization of such loss shall be deposited by the Servicer in the Collection Account. Any references herein to amounts on deposit in the Collection Account shall refer to amounts net of such investment earnings.

          (c) The Servicer shall deposit in the Collection Account on the Business Day after receipt all interest due and principal collections received on the Mortgage Loans after the related Cut-Off Date including any Prepayments and Net Liquidation Proceeds and any income from REO Properties, but net of (without duplication), (i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation payable to the Servicer as permitted by Section
8.15 hereof, (ii) interest due and principal received on any Mortgage Loan on or prior to the related Cut-Off Date, (iii) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the sum of (x) the Loan Balance of the related Mortgage Loan immediately prior to liquidation plus (y) accrued and unpaid interest on such Mortgage Loan (net of the Servicing Fee) to the date of such liquidation, (iv) reimbursements for Delinquency Interest Advances and Servicing Advances in accordance with Section 8.09 and (v) reimbursements for amounts deposited in the Collection Account representing payments of principal and/or interest on a Note by a Mortgagor which are subsequently returned by a depository institution as unpaid (all such net amounts herein referred to as "Daily Collections").

          (d)(i) The Servicer may make withdrawals for its own account from the amounts on deposit in the Collection Account, with respect to the Mortgage Loans, only for the following purposes:

                           (A) to withdraw interest paid with respect to any
                  Mortgage Loans that was due on or prior to the related Cut-Off Date;

                           (B) to withdraw investment earnings on amounts on
                  deposit in the Collection Account;

                           (C) to reimburse itself pursuant to Section 8.09 for
                  unrecovered Delinquency Interest Advances and Servicing Advances;

                           (D) to withdraw amounts that have been deposited to
                  the Collection Account in error; and

                           (E) to clear and terminate the Collection Account
                  following the termination of the Trust Fund pursuant to
                  Article IX.

                  (ii) The Servicer shall (a) remit to the Trustee for deposit in the Certificate Account by wire transfer, or otherwise make funds available in immediately available funds, without duplication and only in the aggregate to the extent of the Monthly Remittance, (i) the Daily Collections allocable to a Due Period not later than the related Determination Date and Loan Purchase Prices and Substitution Amounts together with (ii) Compensating Interest and Delinquency Interest Advances to be paid by the Servicer and allocable to a Due Period not later than the related Determination Date, and (b) on or before each Determination Date, deliver to the Trustee a monthly servicing report, containing the following information: principal and interest collected, scheduled interest, Liquidated Loans, summary and detailed delinquency reports, Liquidation Proceeds and other similar information concerning the servicing of the Mortgage Loans and such other information as the Trustee shall reasonably request. In addition, the Servicer shall inform the Trustee on each Determination Date of the amounts of any Loan Purchase Prices or Substitution Amounts so remitted during the related Due Period.

          Section 8.09 DELINQUENCY INTEREST ADVANCES AND SERVICING ADVANCES.

          The Servicer shall deposit in the Collection Account on or prior to each Determination Date (and remit to the Trustee on each Determination Date as provided in Section 8.08(d)(ii)) a Delinquency Interest Advance in respect of each delinquent Mortgage Loan unless it determines in accordance with Accepted Servicing Practices that the amount of such Delinquency Interest Advance will ultimately not be recoverable from either payments to be made by the borrower of such Mortgage Loan (exclusive of any possibility of a deficiency judgment) or proceeds from the related Mortgaged Property. Delinquency Interest Advances may be funded by the Servicer from amounts in the Collection Account being held for future distribution on subsequent Determination Dates, if available, and otherwise shall be paid with the Servicer's own funds, and are reimbursable from
(i) future collections and (ii) Net Liquidation Proceeds, in each case with respect to the related Mortgage Loan. Notwithstanding the Servicer's determination at the time such Delinquency Interest Advance was made that it would not be a nonrecoverable Delinquency Interest Advance, in the event such Delinquency Interest Advance becomes a nonrecoverable Delinquency Interest Advance, the Servicer will be entitled to reimbursement therefor from the Trust Fund and may thereupon withdraw the amount of such nonrecoverable Delinquency Interest Advance from general funds in the Collection Account. Any determination by the Servicer that a proposed Delinquency Interest Advance, if made would be nonrecoverable, or that a Delinquency Interest Advance previously made has become nonrecoverable shall be evidenced by an Officer's Certificate delivered to the Trustee prior to the close of business on the next Determination Date.

          Subject to the Servicer's good faith determination that such advance would not be a nonrecoverable Servicing Advance, the Servicer shall advance all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of REO Property and (iv) advances and the costs of any opinions required by Section 8.13, but the Servicer shall only be required to pay such costs and expenses to the extent the Servicer determines in its good faith judgment that such costs and expenses will be recoverable from the related Mortgage Loan. Each such expenditure will constitute a "Servicing Advance". The Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans or, if not recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan or (y) in the event that, notwithstanding the Servicer's good faith determination at the time such Servicing Advance was made that it would not be a nonrecoverable Servicing Advance, such Servicing Advance becomes a nonrecoverable Servicing Advance, from the Trust Fund and may thereupon withdraw the amount of such nonrecoverable Servicing Advance from general funds in the Collection Account. Any determination by the Servicer that a proposed Servicing Advance, if made would be nonrecoverable, or that a Servicing Advance previously made has become nonrecoverable shall be evidenced by an Officer's Certificate delivered to the Trustee. The Servicer shall be entitled to recover Servicing Advances from related Liquidation Proceeds prior to the payment or remittance of any portion of such Liquidation Proceeds to any other party to this Agreement.

          Section 8.10 COMPENSATING INTEREST; REPURCHASE OF MORTGAGE LOANS.

          If a Prepayment of a Mortgage Loan occurs during any Due Period, any difference between the interest collected from the Mortgagor in connection with such Prepayment and the full month's interest at the Coupon Rate on the Loan Balance of such Mortgage Loan as of the first day of the related Due Period, less the Servicing Fee ("Compensating Interest") shall be deposited by the Servicer from its own funds (but not in excess of the aggregate Servicing Fee for the related Due Period) in the Collection Account on the next succeeding Determination Date and shall be included in the Monthly Remittance to be made available to the Trustee on such Determination Date.

          The Servicer has the right and the option, but not the obligation, for administrative convenience, to purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which no satisfactory arrangements can be made for collection. Any such Loan so purchased shall be purchased by the Servicer on a Determination Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Collection Account.

          The Net Liquidation Proceeds from the disposition of any REO Property shall be deposited in the Collection Account and remitted to the Trustee as part of the Daily Collections remitted by the Servicer to the Trustee.

          Section 8.11 MAINTENANCE OF INSURANCE.

          The Servicer shall cause to be maintained with respect to each Mortgage Loan fire and hazard insurance policies with a generally acceptable carrier that provides for fire and extended coverage in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises. The Servicer shall maintain the insurance policies required hereunder in the name of the mortgagee, its successors and assigns, as loss payee. The policies shall require the insurer to provide the mortgagee with 30 days' notice prior to any cancellation or as otherwise required by law. The Servicer may also maintain a blanket hazard insurance policy or policies if the insurer or insurers of such policies have a General Policy Rating of A:X or better in Best's Key Rating Guide, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the first sentence of this Section 8.11, and there shall have been one or more losses which would have been covered by such policy, deposit in the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause.

          If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage of not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available for the related Property under the national flood insurance program (assuming that the area in which such Property is located is participating in such program). The Servicer shall reimburse the Trust Fund out of the Servicer's own funds for any loss to the Trust Fund resulting from the Servicer's failure to maintain or cause to be maintained insurance required by this Section when so permitted by the terms of the Mortgage as to which such loss relates.

          Section 8.12 DUE-ON-SALE CLAUSES; ASSUMPTION AND SUBSTITUTION AGREEMENTS.

          When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; PROVIDED, HOWEVER, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or enforcement is not in the best interest of the Trust Fund. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Note. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the File to which it relates), which copy shall be added by the Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity and outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

          Section 8.13 REALIZATION UPON DEFAULTED MORTGAGE LOANS; INSPECTION.

          The Servicer shall foreclose upon or otherwise comparably convert the ownership in the name of the Servicer on behalf of the Trust Fund of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 8.10. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, consistent with Accepted Servicing Practices including, but not limited to, advancing funds for the payment of taxes and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of
Section 8.09 hereof. The Servicer shall sell any REO Property within 23 months (or such other period of time as the REMIC Provisions may permit) of its acquisition by the Trust Fund unless the Seller obtains for the Trustee and the Depositor an opinion of counsel experienced in federal income tax matters reasonably acceptable to the Trustee, addressed to the Trustee and the Depositor, to the effect that the holding by the Trust Fund of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust Fund or REMIC I or REMIC II as defined in Section 860F of the Code or cause REMIC I or REMIC II to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding. Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by REMIC I or REMIC II of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property.

          The Servicer shall determine, with respect to each defaulted Mortgage Loan and in accordance with Accepted Servicing Practices , when it has recovered, whether through Trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan". After a Mortgage Loan has become a Liquidated Loan, the Servicer shall promptly prepare and forward to the Depositor and the Trustee a report detailing the Liquidation Proceeds received from the Liquidated Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

          Section 8.14 TRUSTEE TO COOPERATE; RELEASE OF FILES.

          Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee a "Request for Release of Documents" (in a form substantially similar to FNMA Form 2009). Upon receipt of such Request for Release of Documents, the Trustee shall promptly release the related File, in trust, in its reasonable discretion to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Servicer or the Trustee. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer. In such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

          From time to time and as appropriate for the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a receipt signed by an Authorized Officer of the Servicer, release the related File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a liquidation report, in physical or electronic form, relating to such liquidation, the receipt shall be released by the Trustee to the Servicer.

          Section 8.15 SERVICING COMPENSATION.

          As compensation for its servicing activities hereunder, subject to
Section 8.10, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, modification fees, late payment charges, or any other servicing- related fees, Net Liquidation Proceeds not required to be deposited in the Collection Account pursuant to Section 8.08(c)(iii) and similar items may, to the extent collected from Mortgagors, be retained by the Servicer. No transfer, sale, pledge or other disposition of the Servicer's right to receive all or any portion of its Servicing Fees shall be made, and any such attempted transfer, sale, pledge or other disposition shall be void, unless such transfer is made to a successor Servicer in connection with the assumption by such successor servicer of the duties hereunder pursuant to Section 8.20 and all (and not a portion) of such Servicing Fees are transferred to such successor Servicer.

          Section 8.16 ANNUAL STATEMENT AS TO COMPLIANCE.

          The Servicer, at its own expense, will deliver to the Trustee and the Rating Agencies, on or before March 31 of each year, commencing in 1998, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

          Section 8.17 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORTS.

          Not later than June 30 of each calendar year commencing in 1998, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trustee and each Rating Agency.

          Section 8.18 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

          The Servicer shall provide to the Trustee, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

          Section 8.19 ASSIGNMENT OF AGREEMENT.

          The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that any assignee must meet the eligibility requirements set forth in Section 8.20(h) hereof for a successor servicer.

          Section 8.20 REMOVAL OF SERVICER; RESIGNATION OF SERVICER.

          (a) The Trustee may (or the Trustee acting upon the request of a majority of the Percentage Interests of the Offered Certificates then Outstanding shall) remove the Servicer upon the occurrence of any of the following events:

                  (i) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing; or

                  (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a Trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days; or

                    (iii) The Servicer shall fail to perform any one or more of its obligations hereunder and shall continue in default thereof for a period of thirty (30) days (one (1) Business Day in the case of a delay in making a required payment to the Trustee under Section 8.08(d)(ii)(a)) after the earlier of (a) actual knowledge of an officer of the Servicer or (b) receipt of notice from the Trustee of said failure; or

                  (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.02 which materially and adversely affects the interests of the Certificateholders for a period of sixty (60) days after the earlier of the Servicer's discovery or receipt of notice thereof; or

                  (v) The merger, consolidation or other combination of the Servicer with or into any other entity, if such merger, consolidation or other combination would result in the reduction of the then current rating on the outstanding rated Certificates by any Rating Agency; or

                 (vi) A Servicing Termination Trigger has occurred and is continuing.

          (b) Notwithstanding the provisions of Section 8.20(a), if the Servicer shall fail on any Determination Date to make a Delinquency Interest Advance (to the extent such Delinquency Advance is required hereunder to be made by the Servicer) and such failure continues unremedied past 2:00 p.m. on the Business Day following such Determination Date, then the Trustee shall immediately remove the Servicer, and the Trustee shall thereupon become obligated, subject to
Section 8.20(k), to make such Delinquency Interest Advance as successor
Servicer.

          (c) [Intentionally Omitted]

          (d) The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that (i) its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or (ii) confirmation from the Rating Agencies that the rating on the outstanding rated Certificates will not be reduced as a result of such resignation. Any such determination under clause (i) permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee.

          (e) No removal or resignation of the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section, nor shall such removal or resignation relieve the Servicer of any unsatisfied liability or obligation incurred by it prior to such resignation or removal.

          (f) Upon removal or resignation of the Servicer, the Servicer at its own expense also shall promptly deliver or cause to be delivered to a successor servicer or the Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

          (g) Any collections then being held by the Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor Servicer.

          (h) Upon removal or resignation of the Servicer, the Trustee (x) may solicit bids for a successor servicer as described below, and (y) pending the appointment of a successor servicer as a result of soliciting such bids, shall serve as Servicer. The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first mortgage loans and having equity of not less than $5,000,000, as determined in accordance with generally accepted accounting principles and acceptable to the Controlling Non-Offered Certificateholders as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor Servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fee, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 8.08 and 8.15.

          (i) In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 8.08 and 8.15. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price they will pay to obtain servicing. The Trustee shall deduct from any sum received by the Trustee from the successor Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Trustee or the Trust Fund from the Servicer shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the successor Servicer.

          (j) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing. The Servicer agrees to cooperate with the Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, including the monthly servicing report required to be delivered by the Servicer pursuant to Section 8.08(d)(ii)(b) or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

          (k) The Trustee as successor Servicer, or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Interest Advances and deposit them to the Collection Account which the Servicer was required to make and has theretofore failed to remit with respect to the Mortgage Loans; PROVIDED, HOWEVER, that the successor Servicer shall only be required to make Delinquency Interest Advances (including the Delinquency Interest Advances described in this clause (k) if, in the successor Servicer's reasonable good faith judgment, such Delinquency Interest Advances will ultimately be recoverable from the Mortgage Loans. Any Delinquency Interest Advances and Servicing Advances previously made by the predecessor Servicer and any unpaid and accrued Servicing Fees shall be recoverable by and paid to it by the successor Servicer to the extent such amounts would otherwise have been recoverable had the predecessor Servicer not been terminated.

          (l) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and the Rating Agencies of the transfer of the servicing to the successor Servicer.

          (m) The Trustee shall give notice to the Certificateholders, the Depositor, the Seller, and the Rating Agencies of the occurrence of any event described in Section 8.20(a) above of which the Trustee is aware.

          Section 8.21 INSPECTIONS; ERRORS AND OMISSIONS INSURANCE.

          At any reasonable time and from time to time upon reasonable notice, the Trustee or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer during the Servicer's normal business hours with any of its officers or directors; PROVIDED, HOWEVER, that any out-of-pocket costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Trustee or such agent;

          The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC, unless the Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee.

                                   ARTICLE IX

                              TERMINATION OF TRUST

          Section 9.01 TERMINATION OF TRUST FUND.

          The Trust Fund created hereunder and all obligations created by this Agreement will terminate upon the payment to the Certificateholders of all Certificates all amounts required to be paid to such Certificateholders pursuant to this Agreement upon the latest to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Fund, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described below. To effect a termination of this Agreement pursuant to clause (c) above, the Certificateholders of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of REMIC I and REMIC II to adopt a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters reasonably acceptable to the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of REMIC I and REMIC II, or shall distribute equitably in kind all of the assets of REMIC I and REMIC II to the remaining Certificateholders of the Certificates each in accordance with such plan, so that the liquidation or distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. In no event, however, will the Trust Fund created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of Saint James, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Certificateholder in the manner set forth in Section 11.05.

          Section 9.02 TERMINATION UPON OPTION OF THE SERVICER OR
CERTIFICATEHOLDERS OF NON-OFFERED CERTIFICATES.

          On any Determination Date on or after the Clean-Up Call Date, the Servicer, and on any Determination Date from and after the third Determination Date after the Clean-Up Call Date, the Controlling Non-Offered Certificateholders (the Servicer or such Certificateholders, as the case may be, the ATerminator") may determine to purchase and may cause the purchase from REMIC I of all (but not fewer than all) Mortgage Loans and all REO Properties theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in REMIC I at a price equal to
(i) the sum (net of amounts remitted from the Collection Account to the Certificate Account representing collections of principal on the Mortgage Loans during the current Due Period) of (A) with respect to each Mortgage Loan that is not an REO Property, 100% of the Loan Balance of such Mortgage Loan as of the day of purchase and (B) with respect to each such REO Property, the fair market value thereof as of the day of purchase, plus (ii) one month's interest on the aggregate Loan Balance computed at the Adjusted Pass-Through Rate, plus (iii) all accrued and unpaid Servicing Fees, (iv) plus the aggregate amount of any unreimbursed Delinquency Interest Advances and Servicing Advances. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Collection Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

          In connection with any such purchase, the Terminator shall direct the Trustee to adopt and the Trustee shall adopt, as to REMIC I and REMIC II, a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and shall provide to the Trustee an opinion of counsel experienced in federal income tax matters reasonably acceptable to the Trustee to the effect that such purchase and liquidations constitutes, as to REMIC I and REMIC II, a Qualified Liquidation.

          Promptly following any purchase described in this Section 9.02, the Trustee will release the Files and reassign the Mortgage Loans to the Terminator or otherwise upon its order, in a manner similar to that described in Section
8.14 hereof.

          Section 9.03 TERMINATION UPON LOSS OF REMIC STATUS.

          Following a final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal or, if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that REMIC I or REMIC II does not and will no longer qualify as a REMIC pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, the Certificateholders of a majority in Percentage Interests represented by the Offered Certificates then Outstanding may direct the Trustee on behalf of REMIC I and REMIC II to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code.

          The Trustee shall notify the Certificateholders of the Non-Offered Certificates of such election to liquidate (the "Termination Notice"). The Controlling Non-Offered Certificateholders may, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from REMIC I all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in REMIC I at a purchase price equal to the purchase price that would be payable by such Certificateholders if such Certificateholders were the Terminator pursuant to Section 9.02. If, during the Purchase Option Period, the Controlling Non-Offered Certificateholders have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period in the event that the Certificateholders of the Offered Certificates have given the Trustee the direction described above in Section 9.03, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of REMIC I and REMIC II, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of REMIC I and REMIC II, the distribution of the proceeds of the liquidation and the termination of this Agreement shall occur no later than the close of the 60th day, or such later day as the Certificateholders of the Offered Certificates shall permit or direct in writing, after the expiration of the Purchase Option Period. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Collection Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

          Section 9.04 DISPOSITION OF PROCEEDS.

          The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Fund pursuant to this Article IX in the Certificate Account; PROVIDED, HOWEVER, that any amounts representing unreimbursed Delinquency Interest Advances and Servicing Advances theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Trustee to the Servicer from the proceeds of the Trust Fund.

                                   ARTICLE X

                                  THE TRUSTEE

          Section 10.01 Certain Duties and Responsibilities.

          The Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Agreement.

          Notwithstanding the appointment of the Servicer hereunder, the Trustee is hereby empowered to perform the duties of the Servicer it being expressly understood, however, that the foregoing describes a power and not an obligation of the Trustee, and that all parties hereto agree that, prior to any termination of the Servicer, the Servicer and, thereafter, the Trustee or any other successor Servicer shall perform such duties. Specifically, and not in limitation of the foregoing, the Trustee shall upon termination or resignation of the Servicer, and pending the appointment of any other Person as successor Servicer, have the power and duty during its performance as successor Servicer:

                  (i)      to collect Mortgagor payments;

                  (ii)     to foreclose on defaulted Mortgage Loans;

                  (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 8.12 hereof;

                  (iv) to deliver instruments of satisfaction pursuant to
          Section 8.14;

                  (v)      to enforce the Mortgage Loans; and

                  (vi) to make Delinquency Interest Advances and Servicing Advances and to pay Compensating Interest.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) this paragraph shall not be construed to limit the effect of the first paragraph of this Section 10.01;

                    (ii) the Trustee shall not be personally liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of a majority in Percentage Interest of the Certificates of the affected Class or Classes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to the Certificates of such Class.

          Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder (other than expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses of its employees, agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement), if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

          The Trustee shall be under no obligation to institute any suit, or to undertake any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its own negligence or willful misconduct, in connection with any action so taken.

          Neither the Servicer, the Seller nor the Trustee knowingly shall take any action that would cause the Class A Certificates or the Class M-1 Certificates to fail to qualify as "mortgage related securities" within the meaning of the Securities Exchange Act of 1934, as amended.

          Section 10.02 REMOVAL OF TRUSTEE FOR CAUSE.

          The Trustee may be removed upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) the Trustee shall fail to distribute to the Certificateholders entitled hereto on any Distribution Date amounts available for distribution in accordance with the terms hereof; (PROVIDED, HOWEVER, that any such failure which is due to circumstances beyond the control of the Trustee shall not be a cause for removal hereunder); or

                  (ii) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Seller or by the Certificateholders of at least 25% of the aggregate Percentage Interests in the Trust Fund represented by the Offered Certificates then Outstanding, or, if there are no Offered Certificates then Outstanding, by such Percentage Interests represented by the Residual Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 75 days; or

                  (iv) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property;

                  (v) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing; or

                  (vi) the Trustee shall fail to perform in accordance with the requirements of Section 10.08.

          The Depositor shall give notice to the Rating Agencies of the occurrence of any such event of which the Depositor is aware.

          If any event described in clauses (i)-(vi) above occurs and is continuing, then and in every such case the Depositor and the Certificateholders of a majority of the aggregate Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no Offered Certificates then Outstanding, by such majority of the Percentage Interests represented by the Residual Certificates, may, whether or not the Trustee resigns pursuant to
Section 10.09 hereof, immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor Trustee pursuant to the terms of Section 10.09 hereof.

          The Servicer shall not be liable for any costs relating to the removal of the Trustee or the appointment of a new Trustee.

                 Section 10.03 CERTAIN RIGHTS OF THE TRUSTEE.

                  Except as otherwise provided in Section 10.01 hereof:

                  (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) any request or direction of the Depositor, the Seller or the Certificateholders of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

                  (iii) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (iv) the Trustee may consult with counsel, and the written advice of such counsel (selected in good faith by the Trustee) or any opinion of counsel (whether counsel to the Trustee or any other Person) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

                  (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Certificateholders pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians;

                  (viii) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Certificates;

                  (ix) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its own negligence or willful misconduct in the performance of such act;

                  (x) pursuant to the terms of this Agreement, the Servicer is required to furnish to the Trustee from time to time certain information and to make various calculations which are relevant to the performance of the Trustee's duties under this Agreement. The Trustee shall be entitled to rely in good faith on any such information and calculations in the performance of its duties hereunder, (i) unless and until an Authorized Officer of the Trustee has actual knowledge, or is advised by any Certificateholder of a Certificate (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations is or are incorrect, or (ii) unless there is a manifest error in any such information; and

                  (xi) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

          Section 10.04 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
CERTIFICATES.

          The recitals and representations contained herein and in the Certificates, except any such recitals and representations relating to the Trustee, shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement, of the Certificates, or any Mortgage Loan or document related thereto other than as to the validity and sufficiency of its authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Seller or the Servicer in respect of the Mortgage Loans or deposited into or withdrawn from the Collection Account by the Servicer, and shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien or to prepare or file any tax returns or Securities and Exchange Commission filings for the Trust Fund or to record this Agreement. The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default unless an Authorized Officer of the Trustee shall have received written notice thereof or an Authorized Officer has actual knowledge thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that no default has occurred.

          Section 10.05 MAY HOLD CERTIFICATES.

          The Trustee, any Paying Agent, Registrar or any other agent of the Trust Fund, in its individual or any other capacity, may become a Certificateholder or pledgee of Certificates and may otherwise deal with the Trust Fund and transact business with the other parties to this Agreement with the same rights it would have if it were not Trustee, any Paying Agent, Registrar or such other agent.

          Section 10.06 MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other Trust Funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Seller and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity.

          Section 10.07 COMPENSATION AND REIMBURSEMENT; NO LIEN FOR FEES.

          The Trustee shall receive compensation for fees pursuant to Section
7.03 hereof, reimbursement for extraordinary Trust Fund expenses pursuant to
Section 10.13 hereof or indemnification by other Persons for certain expenses under certain circumstances to the extent provided herein or pursuant to a separate agreement with the Seller. The Trustee shall have no lien on the Trust Fund for the payment of such fees and expenses.

          Section 10.08 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State or other political subdivision thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by the United States of America, and having a deposit rating of at least A2 by Moody's (or such lower rating as may be acceptable to Moody's) , of at least A-1 by S&P (or such lower rating as may be acceptable to S&P) and, if rated by Fitch, of at least A- from Fitch (or such lower rating as may be acceptable to Fitch). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Depositor resign immediately in the manner and with the effect hereinafter specified in this Article X.

          Section 10.09 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor Trustee under Section 10.10 hereof.

          The Trustee, or any Trustee or Trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Servicer and by mailing such notice of resignation by first-class mail, postage prepaid, to the Certificateholders at their respective addresses listed on the Register; PROVIDED, HOWEVER, that the Trustee cannot resign solely for the failure to receive the Trustee Fee. A copy of such notice shall be sent by the resigning Trustee to the Rating Agencies. Upon receiving the Trustee's notice of resignation, the Servicer shall promptly appoint a successor Trustee or Trustees by written instrument, in duplicate, executed on behalf of the Trust by a Servicing Officer, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor Trustee or Trustees. If no successor Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Certificateholder may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and appropriate, appoint a successor Trustee.

          If at any time the Trustee shall cease to be eligible under Section
10.08 hereof and shall fail to resign after written request therefor by the Servicer, the Servicer may remove the Trustee and appoint a successor Trustee by written instrument, in triplicate, signed by a Servicing Officer, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed. If the Trustee otherwise fails to perform its duties in accordance with the terms of this Agreement, the Servicer may remove the Trustee and appoint a successor Trustee by written instrument, in triplicate, signed by a Servicing Officer, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed.

          The Certificateholders of a majority of the aggregate Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no Offered Certificates then Outstanding, the Controlling Non-Offered Certificateholders, may at any time remove the Trustee and appoint a successor Trustee by delivering to the Trustee to be removed, to the successor Trustee so appointed, to the Depositor and to the Servicer, copies of the record of the act taken by the Certificateholders, as provided for in Section 11.03 hereof.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Servicer shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the Servicer or the Certificateholders of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding (or by the Controlling Non-Offered Certificateholders), the successor Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Trustee and supersede the successor Trustee appointed by the Servicer. If no successor Trustee shall have been so appointed by the Servicer or the Certificateholders and shall have accepted appointment in the manner hereinafter provided, any Certificateholder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

          The Servicer shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Rating Agencies and to the Certificateholders as their names and addresses appear in the Register. Each such notice shall include the name of the successor Trustee and the address of its corporate trust office.

          Section 10.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Servicer on behalf of the Trust and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Servicer or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor Trustee, the Servicer on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          Upon acceptance of appointment by a successor Trustee as provided in this Section 10.10, the Servicer shall mail notice thereof by first-class mail, postage prepaid, to the Certificateholders at their last addresses appearing upon the Register. The Servicer shall send a copy of such notice to the Rating Agencies. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Trust.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this
Article X.

          Section 10.11 Merger, Conversion, Consolidation or Succession to Business of the Trustee .

          Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; PROVIDED, HOWEVER, that such corporation or association shall be otherwise qualified and eligible under this Article X. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

          Section 10.12 REPORTING; WITHHOLDING.

          The Trustee shall timely provide to the Certificateholders the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Tax Matters Person, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Certificateholders, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

          As required by law or upon request of the Tax Matters Person and except as otherwise specifically set forth in subsection (a) above, the Trustee shall timely file all reports prepared by the Servicer and required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Certificateholders, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Trustee shall report to Certificateholders, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Trustee by the Servicer with respect to such allocation of expenses. The Trustee shall, upon request of the Servicer, collect any forms or reports from the Certificateholders determined by the Servicer to be required under applicable federal, state and local tax laws.

          The Servicer covenants and agrees that it shall provide to the Trustee any information necessary to enable the Trustee to meet its obligations under this Section.

          Except as otherwise provided, the Servicer shall have the responsibility for preparation of all returns, forms, reports and other documents referred to in this Section and the Trustee's responsibility shall be to timely execute and file such documents.

          Section 10.13 LIABILITY OF THE TRUSTEE.

          The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to the Depositor, the Seller, the Servicer or any Certificateholder for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Trustee, its directors, officers, employees or agents or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. In addition, the Trustee, and any director, officer, employee or agent of the Trustee, shall be indemnified by the Trust and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred by the Trustee in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from the Servicer's actions or omissions in connection with this Agreement and the Mortgage Loans, (ii) resulting from the Depositor's actions or omissions in connection with this Agreement and the Mortgage Loans (iii) that constitutes a specific liability of the Trustee pursuant to this Agreement or
(iv) incurred by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Trustee and any director, officer, employee or agent of the Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. The provisions of this Section 10.13 shall survive the resignation or removal of the Trustee and the termination of this Agreement and the payment of the outstanding Certificates.

          Section 10.14 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or Property may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Fund or separate Trustee or separate Trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.14, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Section 8.20(a) shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 10.08 and no notice to Certificateholders of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.09.

          Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

                  All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

                  No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and
         (iii) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

          Section 11.01 COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Depositor, the Servicer or the Certificateholders to the Trustee to take any action under any provision of this Agreement, the Trustee may require the requesting party to furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

          Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (including one furnished pursuant to specific requirements of this Agreement relating to a particular application or request) shall include:

                  a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

                  a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 11.02 FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of an Authorized Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Depositor, the Seller or the Servicer, stating that the information with respect to such factual matters is in the possession of the Depositor or the Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

          Section 11.03 ACTS OF CERTIFICATEHOLDERS.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Fund, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

          The ownership of Certificates shall be proved by the Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other action by the Certificateholder of any Certificate shall bind the Certificateholder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust Fund in reliance thereon, whether or not notation of such action is made upon such Certificates.

          Section 11.04 NOTICES, ETC. TO TRUSTEE.

          Any request, demand, authorization, direction, notice, consent, waiver or act of the Certificateholders or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Certificateholder the Depositor or the Seller shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at the Corporate Trust Office.

          Section 11.05 NOTICES AND REPORTS TO CERTIFICATEHOLDERS; WAIVER OF NOTICES.

          Where this Agreement provides for notice to Certificateholders of any event or the mailing of any report to Certificateholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Certificateholder affected by such event or to whom such report is required to be mailed, at the address of such Certificateholder as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Certificateholders is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Certificateholder shall affect the sufficiency of such notice or report with respect to other Certificateholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. Notwithstanding the foregoing, if the Servicer is removed or resigns or the Trust Fund is terminated, notice of any such events shall be made by overnight courier, registered mail or telecopy followed by a telephone call.

          Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Certificateholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Certificateholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

          Section 11.06 RULES BY TRUSTEE.

          The Trustee may make reasonable rules for any meeting of Certificateholders.

          Section 11.07 SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

          Section 11.08 SEVERABILITY.

          In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 11.09 BENEFITS OF AGREEMENT.

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          Section 11.10 LEGAL HOLIDAYS.

          In any case where the date of any Determination Date, any Distribution Date, any other date on which any distribution to any Certificateholder is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Determination Date, such Distribution Date, or such other date for the payment of any distribution to any Certificateholder or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

          Section 11.11 GOVERNING LAW.

          This Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

          Section 11.12 COUNTERPARTS.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 11.13 [INTENTIONALLY OMITTED].

          Section 11.14 AMENDMENTS.

          The Trustee, the Depositor and the Servicer may, at any time and from time to time, and without notice to or the consent of the Certificateholders amend this Agreement, subject to the provisions of Section 11.16 and 11.17 and the Trustee shall consent to such amendment, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or adding provisions hereto which are not inconsistent with the provisions hereof; (ii) upon receipt of an opinion of counsel experienced in federal income tax matters to the effect that no entity-level tax will be imposed on the Trust Fund or upon the transferor of a Residual Certificate as a result of the ownership of any Residual Certificate by a Disqualified Organization, removing the restriction on transfer set forth in the first paragraph of Section 5.08 hereof or (iii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder including any amendments necessary to maintain REMIC status or (iv) for any other purpose, provided that in the case of this clause (iv) such amendment shall not adversely affect in any material respect any Certificateholder. Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder of an Offered Certificate if there is delivered to the Trustee written notification from each Rating Agency that such amendment will not cause such Rating Agency to reduce its then current rating assigned to the Class of the Offered Certificates owned by such Certificateholder. The Trustee, the Depositor and the Servicer may also amend this Agreement from time to time with the consent of Certificateholders of 662/3% of the Offered Certificates, by then-outstanding Certificate Principal Balance (or if the Offered Certificates are no longer outstanding, with the consent of the Controlling Non-Offered Certificateholders), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders. Notwithstanding anything to the contrary herein, no such amendment shall (a) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Certificateholder without the consent of the Certificateholder of such Certificate or (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of all of the Certificateholders of the affected Class or Classes then outstanding.

          Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder in the manner set forth in Section 11.05, and to the Rating Agencies.

          The Rating Agencies shall be provided by the Servicer with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

          The Trustee may refuse to execute any amendment that adversely affects its own interests, and shall, upon request, be provided with an opinion of counsel that any proposed amendment is authorized or permitted by this Agreement.

          Section 11.15 PAYING AGENT; APPOINTMENT AND ACCEPTANCE OF DUTIES.

          The Trustee is hereby appointed Paying Agent. The Trustee may, subject to the eligibility requirements for the Trustee set forth in Section 10.08 hereof, appoint one or more other Paying Agents or successor Paying Agents.

          Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee.

          Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.02, that such Paying Agent will:

                    (a) allocate all sums received for distribution to the Certificateholders of Certificates of each Class for which it is acting as Paying Agent on each Distribution Date among such Certificateholders in the proportion specified by the Trustee; and

                  (b) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

          Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent and signed by the Trustee.

          In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

          Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificateholders by mailing notice thereof at their addresses appearing on the Register.

          Section 11.16 REMIC STATUS.

          The parties hereto intend that REMIC I and REMIC II (exclusive of the Capitalized Interest Account and the Pre-Funding Account) shall constitute, and that the affairs of each such REMIC shall be conducted so as to qualify it as, a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the Servicer or such other person designated pursuant to Section 11.18 hereof shall act as agent for the Trust Fund and as "tax matters person" (as defined in the REMIC Provisions) for the Trust Fund and in such capacity it shall: (i) prepare or cause to be prepared, in a timely manner, annual tax returns and any other tax return required to be filed by REMIC I and REMIC II established hereunder using a calendar year as the taxable year for REMIC I and REMIC II established hereunder; (ii) in the related first such tax return, make (or cause to be made) an election satisfying the requirements of the REMIC Provisions, on behalf of REMIC I and REMIC II for each to be treated as a REMIC; (iii) prepare or cause to be prepared all information, reports or tax returns required with respect to the REMIC I or REMIC II as, when and in the form required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including, without limitation, information reports relating to "original issue discount" as defined in the Code based upon the prepayment assumption and calculated by using the "Issue Price" (within the meaning of Section 1273 of the Code) of the Certificates of the related Class; (iv) represent the Trust Fund and REMIC I and REMIC II in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust Fund or the REMIC I or REMIC II, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund or the REMIC I or REMIC II, and otherwise act on behalf of the Trust Fund or the REMICs therein in relation to any tax matter involving the Trust Fund or any REMIC therein; (v) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this
Section 11.16, including, without limitation, providing all notices and other information to the Internal Revenue Service and Certificateholders of Residual Certificates required of a "tax matters person" pursuant to subtitle F of the Code and the Treasury Regulations thereunder; (vi) make available information necessary for the computation of any tax imposed (A) on transferors of residual interests to certain Disqualified Organizations or (B) on pass-through entities, any interest in which is held by a Disqualified Organization or in the case of an Aelecting large partnership" (within the meaning of Section 15 of the Code) is treated as being held by a Disqualified Organization; and (vii) acquire and hold the Tax Matters Person Residual Interest. The obligations of the Servicer or such other designated Tax Matters Person pursuant to this Section 11.16 shall survive the termination or discharge of this Agreement.

          The Depositor, the Trustee, the Servicer and the Tax Matters Person covenant and agree for the benefit of the Certificateholders (i) not to take any action (or omit to take any action) which would result in the termination of "REMIC" status for REMIC I or REMIC II, (ii) not to engage in, or permit REMIC I or REMIC II to engage in, any activity that would result in a tax on a "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code, (iii) not to engage in, or permit REMIC I or REMIC II to engage in, any other action which may result in the imposition on the Trust Fund of any other taxes under the Code and (iv) to cause the Seller not to take or engage in any such action, to the extent the Seller are aware of any such proposed action by the Servicer.

          REMIC I and REMIC II shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

          Except as otherwise permitted by Section 7.05(b), no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article IX hereof).

          Neither the Depositor nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, other than as expressly contemplated by this Agreement.

          Each of the Servicer, the Trustee and the Tax Matters Person agree to indemnify Trust Fund and one another for any tax imposed on the Trust Fund or REMIC I or REMIC II as a result of their negligence.

          Section 11.17 ADDITIONAL LIMITATION ON ACTION AND IMPOSITION OF TAX.

          Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained an opinion of counsel experienced in federal income tax matters reasonably acceptable to the Trustee to the effect that such transaction does not result in a tax imposed on the Trust Fund or REMIC I or REMIC II or cause a termination of REMIC status for REMIC I or REMIC II, (i) sell any assets in the Trust Fund, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any modification of this Agreement. In the event that any tax is imposed on "prohibited transactions" of REMIC I or REMIC II created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in
Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations hereunder,
(ii) by the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations hereunder, or otherwise (iii) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom.

          Section 11.18 APPOINTMENT OF TAX MATTERS PERSON.

          A Tax Matters Person will be appointed for REMIC I and REMIC II for all purposes of the Code and such Tax Matters Person will perform, or cause to be performed, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code. The Tax Matters Person for REMIC I and REMIC II shall be WMC Mortgage Corp. as long as it owns a Residual Certificate from each such REMIC. If WMC Mortgage Corp. does not own a Residual Certificate from either such REMIC, the Tax Matters Person may be any other entity that owns a Residual Certificate from such REMIC and accepts a designation hereunder as Tax Matters Person by delivering an affidavit in the form of Exhibit I. The Servicer shall notify the Trustee in writing of the name and address of another person who accepts a designation as Tax Matters Person hereunder.

          Section 11.19 NOTICES.

          All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Trustee:              The First National Bank of Chicago
                                   Corporate Trust Services Division
                                   One First National Plaza, Suite 0126
                                   Chicago, IL 60670-0126
                                   Attention: Corporate Trust Services Division
                                   Tel: (312) 407-1964
                                   Fax (312) 407-1708

        The Depositor:            Credit Suisse First Boston Mortgage
                                  Securities Corp.
                                  11 Madison Avenue, 20th Floor
                                  New York, New York 10010
                                  Attention: Nita S. Cherry
                                  Telephone: (212) 325-2000
                                  Telecopy: (212) 325-8259

         The Servicer:            WMC Mortgage Corp.
                                  6320 Canoga Avenue, Suite 1300
                                  Woodland Hills, California  91367
                                  Attention: Todd R. Wallace
                                  Telephone: (800) 662-3032
                                  Telecopy: (818) 592-4107

         With a copy to:          WMC Mortgage Corp.
                                  6320 Canoga Avenue, Suite 1300
                                  Woodland Hills, California 91367
                                  Attention: Jules B. Vogel, Esq.
                                  Telephone: (818) 592-2621
                                  Telecopy: (818) 592-2605

        S&P:                      Standard & Poor's Ratings Services
                                  26 Broadway, 15th Floor
                                  New York, New York 10010
                                  Attention: Residential Mortgage Group
                                  Tel: (212) 208-8000
                                  Fax: (212) 412-0224

      Moody's:                    Moody's Investors Service, Inc.
                                  99 Church Street, 4th Floor
                                  New York, New York  10007
                                  Attention: The Mortgage Monitoring Department
                                  Tel: (212) 553-0300
                                  Fax: (212) 553-4773

     Fitch:                       Fitch ICBA, Inc.
                                  One State Street Plaza
                                  New York, New York  10004
                                  Tel:  (800) 753-4824
                                  Fax:  (212) 376-6964

    Underwriters:                 Credit Suisse First Boston
                                  as representative for the several
                                  Underwriters
                                  11 Madison Avenue
                                  New York, New York  10010
                                  Attention:  Asset Finance
                                  Tel:  (212) 325-2000
                                  Fax:  (212) 325-8261

    Certificateholders:           As set forth in the Register.

          IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                  CREDIT SUISSE FIRST BOSTON
                                  MORTGAGE SECURITIES CORP., as Depositor

                                 By: /s/ Nita S. Cherry
                                 Title: Vice President


                                  WMC MORTGAGE CORPORATION, as
                                     Servicer

                                 By: /s/ Scott A. McAfee
                                 Title: President and Chief Executive Officer


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee By: Title:

                                 By: /s/ Richard Tarnas
                                 Title: Vice President

STATE OF NEW YORK                   ):
                                    ss.:
COUNTY OF NEW YORK                  )


          On the 10th day of December, 1997, before me personally came
Nita S. Cherry, to me known, who, being by me duly sworn, did depose and say that she is an Authorized Signatory of Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation; and that she signed her name thereto by order of the Board of Directors of said entity.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                      /s/ Megan Walsh
                                                      Notary Public

STATE OF CALIFORNIA              ):
                               ss.:
COUNTY OF LOS ANGELES            )


          On the 5th day of December, 1997, before me personally came
Scott A. McAfee, to me known, who, being by me duly sworn, did depose and say that he resides at Corona del Mar; that he is an authorized signatory of WMC Mortgage Corporation, a California Corporation; and that he signed his name thereto by order of the Board of Directors of said entity.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

 NOTARIAL SEAL

                                                      /s/ Ellen Mallek
                                                      Notary Public

STATE OF NEW YORK                   ):
                                    ss.:
COUNTY OF NEW YORK                  )


          On the 10th day of December, 1997, before me personally came Richard Tarnas, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The First National Bank of Chicago, a national bank corporation; and that he signed his name thereto by order of the Board of Directors of said entity.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                      /s/ Megan Walsh
                                                      Notary Public

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                                   EXHIBIT A-1

                           FORM OF CLASS A CERTIFICATE


          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

          NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

==============================================================================

CLASS A                                              NO. 1

------------------------------------------------------------------------------
Initial Cut-Off Date:
  December 1, 1997                       Class A Pass-Through Rate.1

First Distribution Date:
  January 20, 1998                       Initial Certificate Principal Balance

Servicer:  WMC Mortgage Corp.            Aggregate Initial Certificate Principal
                                         Balance of All Class A Certificate:
                                         $316,000,000

CUSIP:  [22540A EF1]                     Maturity Date:  March 20, 2029

Issue Date:  December 10, 1997

------------
1 On each Distribution Date, the Class A Pass-Through Rate will be equal to the lesser of (x) with respect to any Distribution DAte which occurs on or prior to the Clean-Up Call Date (as defined herein), LIBOR plus 0.240% per annum and for any Distribution Date thereafter, LIBOR plus 0.480% per annum, and
       (y) the Available Funds Cap Rate.


                                WMC Mortgage Loan
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2


          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, WMC, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance for all Certificates of this Class as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Certificates of this Class in the Trust Fund relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, which consists primarily of the Mortgage Loans. The Trust Fund has been created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as Servicer (the "Servicer"), and The First National Bank of Chicago, as Trustee (the "Trustee"). This Certificate is one of the Certificates described in the Pooling and Servicing Agreement and is issued pursuant and subject to the Pooling and Servicing Agreement. By acceptance of this Certificate, the holder assents to and becomes bound by the Pooling and Servicing Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          Issued under the Pooling and Servicing Agreement are Certificates designated as WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Class A (the "Class A Certificates"), Class M-1 (the "Class M-1 Certificates"), Class M-2 (the "Class M-2 Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class R- 1 (the "Class R-1 Certificates") and Class R-2 (the "Class R-2 Certificates"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates are collectively referred to as the "Offered Certificates." The Class C Certificates, the Class R-1 Certificates and the Class R-2 Certificates are collectively referred to as the "Non-Offered Certificates." The Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates are collectively referred to as the "Subordinate Certificates" and the Offered Certificates and the Non-Offered Certificates are collectively referred to herein as the "Certificates."

          The Pooling and Servicing Agreement contemplates, subject to its terms, payments of interest and principal to be made on the twentieth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Distribution Date") of each calendar month commencing in January 1998, so long as the Pooling and Servicing Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least five Business Days prior to the applicable Record Date (as defined below)) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (each a "Record Date"), in an amount, with respect to each Class of Certificates, as set forth in the Pooling and Servicing Agreement. The Maturity Date of this Certificate is March 20, 2029.

          For each Distribution Date, interest due with respect to the Offered Certificates will be the interest which has accrued thereon at the applicable Pass-Through Rate from the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date plus certain interest amounts remaining unpaid from prior Distribution Dates. Each period referred to above relating to the accrual of interest is the "Accrual Period" for the related Class of Offered Certificates. All calculations of interest on the Offered Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days. A "Business Day" is any day other than a Saturday, Sunday or a day on which banking institutions in New York City, or in the city in which the Corporate Trust Office of the Trustee is located, or in the city in which the servicing operations of the Servicer are conducted, are authorized or obligated by law or executive order to close.

          With respect to each Distribution Date (a) before the Stepdown Date or
(b) with respect to which a Trigger Event is in effect, Holders of the Class A Certificates will be entitled to receive payment of 100% of the Principal Distribution Amount for such Distribution Date until the Class A Certificate Principal Balance has been reduced to zero.

          With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as to which a Trigger Event is not in effect and is not continuing, the Holders of all Classes of the Offered Certificates will be entitled to receive payments of principal, in the order of priority, in the amounts set forth in the Pooling and Servicing Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to assets in the Trust Fund to the extent available for distribution to the Certificateholder as provided in the Pooling and Servicing Agreement for payment hereunder and that none of the Depositor, the Seller, the Servicer, or the Trustee or any of its subsidiaries or affiliates, are personally liable to the Certificateholder for any amounts payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Pooling and Servicing Agreement.

          The Trustee is required to pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Certificateholder shall be considered as having been paid by the Trustee to such Certificateholder for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          The Pooling and Servicing Agreement provides that the Trust Fund will terminate upon the payment to the Holders of all Certificates of all amounts required to be paid to such Holders upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement also provides that the Servicer will have the right to purchase all the Mortgage Loans (a "Clean-Up Call") on any Determination Date after the month in which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to less than 10% of the Original Aggregate Loan Balance of the Mortgage Loans as of the Closing Date (the "Clean-Up Call Date"). In addition, if the Servicer does not exercise its Clean-Up Call rights within two Distribution Dates after the Clean-Up Call Date, the Holders of the Non-Offered Certificates shall thereafter have the right to declare a Clean-Up Call. The party that chooses to exercise its right to declare a Clean-Up Call shall purchase from the Trust Fund all (but not fewer than all) remaining Mortgage Loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund at a price and in the manner set forth in the Pooling and Servicing Agreement.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder in the manner set forth therein.

          The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A Certificates are issuable only as registered Certificates in denominations of $1,000.00 original principal amount and integral multiples of $1.00 in excess thereof, the Subordinate Certificates and the Class C Certificates shall be issued in denominations of no less than $25,000 and integral multiples of $1.00 in excess thereof, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth. Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate principal amount.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Pooling and Servicing Agreement and all amendments thereto will be provided to any Certificateholder upon written request to the Trustee.

          As provided in the Pooling and Servicing Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Depositor, the Servicer and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust Fund referenced herein and authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:            December 10, 1997


                                     THE FIRST NATIONAL BANK
                                     OF CHICAGO, as Trustee

                                      By:      ________________________________
                                               Name:
                                               Title:


Trustee Certificate of Authentication:

This is one of the Class A Certificates described in the above-referenced Pooling and Servicing Agreement.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee


By:      ____________________
         Name:
         Title:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the attached WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ________ ___, ______         By:      ________________________________
                                             Signature

                                   EXHIBIT A-2

                          FORM OF CLASS M-1 CERTIFICATE

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

          NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY (A) EMPLOYEE BENEFITS PLANS (AS DEFINED IN
SECTION 3(3) OF ERISA) SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) PLANS DESCRIBED IN SECTION 4975(E) (1) OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, OR (C) ANY ENTITIES WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH A PLAN'S INVESTMENT IN SUCH ENTITIES.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

          NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

===============================================================================

CLASS M-1                                             NO. 1

-------------------------------------------------------------------------------
Initial Cut-Off Date:
   December 1, 1997               Class M-1 Pass-Through Rate:1
-------------------------------------------------------------------------------

First Distribution Date:
   January 20, 1998               Initial Certificate Principal Balance:
                                            $31,000,000
-------------------------------------------------------------------------------

Servicer:  WMC Mortgage Corp.     Aggregate Initial Certificate Principal
                                  Balance of All Class M-1 Certificates:
                                         $31,000,000
-------------------------------------------------------------------------------

CUSIP: [22540A EG 9]              Maturity Date: March 20, 2029
-------------------------------------------------------------------------------

Issue Date: December 10, 1997
===============================================================================

------------
1 On each Distribution Date, the Class A Pass-Through Rate will be equal to the lesser of (x) with respect to any Distribution DAte which occurs on or prior to the Clean-Up Call Date (as defined herein), LIBOR plus 0.240% per annum and for any Distribution Date thereafter, LIBOR plus 0.480% per annum, and
       (y) the Available Funds Cap Rate.



                                WMC Mortgage Loan
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2


          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, WMC, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance for all Certificates of this Class as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Certificates of this Class in the Trust Fund relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, which consists primarily of the Mortgage Loans. The Trust Fund has been created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as Servicer (the "Servicer"), and The First National Bank of Chicago, as Trustee (the "Trustee"). This Certificate is one of the Certificates described in the Pooling and Servicing Agreement and is issued pursuant and subject to the Pooling and Servicing Agreement. By acceptance of this Certificate, the holder assents to and becomes bound by the Pooling and Servicing Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          Issued under the Pooling and Servicing Agreement are Certificates designated as WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Class A (the "Class A Certificates"), Class M-1 (the "Class M-1 Certificates"), Class M-2 (the "Class M-2 Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class R- 1 (the "Class R-1 Certificates") and Class R-2 (the "Class R-2 Certificates"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates are collectively referred to as the "Offered Certificates." The Class C Certificates, the Class R-1 Certificates and the Class R-2 Certificates are collectively referred to as the "Non-Offered Certificates." The Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates are collectively referred to as the "Subordinate Certificates" and the Offered Certificates and the Non-Offered Certificates are collectively referred to herein as the "Certificates."

          No transfer of this Certificate, or any interest therein shall be made to any (a) employee benefit plans (as defined in Section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include assets of a plan described in (a) or
(b) above by reason of such a plan's investment in such entities (each a APlan"). The Certificateholder, by its acceptance of this Certificate, represents and warrants it is not a Plan.

          The Pooling and Servicing Agreement contemplates, subject to its terms, payments of interest and principal to be made on the twentieth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Distribution Date") of each calendar month commencing in January 1998, so long as the Pooling and Servicing Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least five Business Days prior to the applicable Record Date (as defined below)) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (each a "Record Date"), in an amount, with respect to each Class of Certificates, as set forth in the Pooling and Servicing Agreement. The Maturity Date of this Certificate is March 20, 2029.

          For each Distribution Date, interest due with respect to the Offered Certificates will be the interest which has accrued thereon at the applicable Pass-Through Rate from the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date plus certain interest amounts remaining unpaid from prior Distribution Dates. Each period referred to above relating to the accrual of interest is the "Accrual Period" for the related Class of Offered Certificates. All calculations of interest on the Offered Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days. A "Business Day" is any day other than a Saturday, Sunday or a day on which banking institutions in New York City, or in the city in which the Corporate Trust Office of the Trustee is located, or in the city in which the servicing operations of the Servicer are conducted, are authorized or obligated by law or executive order to close.

          With respect to each Distribution Date (a) before the Stepdown Date or
(b) with respect to which a Trigger Event is in effect, Holders of the Class A Certificates will be entitled to receive payment of 100% of the Principal Distribution Amount for such Distribution Date until the Class A Certificate Principal Balance has been reduced to zero.

          With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as to which a Trigger Event is not in effect and is not continuing, the Holders of all Classes of the Offered Certificates will be entitled to receive payments of principal, in the order of priority, in the amounts set forth in the Pooling and Servicing Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to assets in the Trust Fund to the extent available for distribution to the Certificateholder as provided in the Pooling and Servicing Agreement for payment hereunder and that none of the Depositor, the Seller, the Servicer, or the Trustee or any of its subsidiaries or affiliates, are personally liable to the Certificateholder for any amounts payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Pooling and Servicing Agreement.

          The Trustee is required to pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Certificateholder shall be considered as having been paid by the Trustee to such Certificateholder for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          The Pooling and Servicing Agreement provides that the Trust Fund will terminate upon the payment to the Holders of all Certificates of all amounts required to be paid to such Holders upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement also provides that the Servicer will have the right to purchase all the Mortgage Loans (a "Clean-Up Call") on any Determination Date after the month in which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to less than 10% of the Original Aggregate Loan Balance of the Mortgage Loans as of the Closing Date (the "Clean-Up Call Date"). In addition, if the Servicer does not exercise its Clean-Up Call rights within two Distribution Dates after the Clean-Up Call Date, the Holders of the Non-Offered Certificates shall thereafter have the right to declare a Clean-Up Call. The party that chooses to exercise its right to declare a Clean-Up Call shall purchase from the Trust Fund all (but not fewer than all) remaining Mortgage Loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund at a price and in the manner set forth in the Pooling and Servicing Agreement.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder in the manner set forth therein.

          The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A Certificates are issuable only as registered Certificates in denominations of $1,000.00 original principal amount and integral multiples of $1.00 in excess thereof, the Subordinate Certificates and the Class C Certificates shall be issued in denominations of no less than $25,000 and integral multiples of $1.00 in excess thereof, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth. Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate principal amount.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Pooling and Servicing Agreement and all amendments thereto will be provided to any Certificateholder upon written request to the Trustee.

          As provided in the Pooling and Servicing Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Depositor, the Servicer and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust Fund referenced herein and authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:            December 10, 1997


                                   THE FIRST NATIONAL BANK
                                   OF CHICAGO, as Trustee

                        By:      ________________________________
                                 Name:
                                 Title:


Trustee Certificate of Authentication:

This is one of the Class M-1 Certificates described in the above-referenced Pooling and Servicing Agreement.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee


By:      ____________________
         Name:
         Title:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the attached WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:    ________ ___, ______        By:      ________________________________
                                               Signature

                                   EXHIBIT A-3

                          FORM OF CLASS M-2 CERTIFICATE

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

          NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY (A) EMPLOYEE BENEFITS PLANS (AS DEFINED IN
SECTION 3(3) OF ERISA) SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) PLANS DESCRIBED IN SECTION 4975(E) (1) OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, OR (C) ANY ENTITIES WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH A PLAN'S INVESTMENT IN SUCH ENTITIES.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

          NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

===============================================================================

CLASS M-2                                                              NO. 1

-------------------------------------------------------------------------------
Initial Cut-Off Date:
  December 1, 1997                     Class M-2 Pass-Through Rate:1
-------------------------------------------------------------------------------

First Distribution Date:
  January 20, 1998                     Initial Certificate Principal Balance:
                                                 $29,000,000
-------------------------------------------------------------------------------

Servicer:  WMC Mortgage Corp.          Aggregate Initial Certificate Principal
                                       Balance of All Class M-2 Certificates:
                                                 $29,000,000
-------------------------------------------------------------------------------

CUSIP: [22540A EH 7]                   Maturity Date: March 20, 2029
-------------------------------------------------------------------------------

Issue Date: December 10, 1997
===============================================================================

--------

1 On each Distribution Date, the Class M-2 Pass-Through Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the CleanUp Call Date (as defined herein), LIBOR plus 0.750% per annum and for any Distribution Date thereafter, LIBOR plus 1.125% per annum, and
     (y) the Available Funds Cap Rate.

                                WMC Mortgage Loan
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2


          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, WMC, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance for all Certificates of this Class as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Certificates of this Class in the Trust Fund relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, which consists primarily of the Mortgage Loans. The Trust Fund has been created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as Servicer (the "Servicer"), and The First National Bank of Chicago, as Trustee (the "Trustee"). This Certificate is one of the Certificates described in the Pooling and Servicing Agreement and is issued pursuant and subject to the Pooling and Servicing Agreement. By acceptance of this Certificate, the holder assents to and becomes bound by the Pooling and Servicing Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          Issued under the Pooling and Servicing Agreement are Certificates designated as WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Class A (the "Class A Certificates"), Class M-1 (the "Class M-1 Certificates"), Class M-2 (the "Class M-2 Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class R- 1 (the "Class R-1 Certificates") and Class R-2 (the "Class R-2 Certificates"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates are collectively referred to as the "Offered Certificates." The Class C Certificates, the Class R-1 Certificates and the Class R-2 Certificates are collectively referred to as the "Non-Offered Certificates." The Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates are collectively referred to as the "Subordinate Certificates" and the Offered Certificates and the Non-Offered Certificates are collectively referred to herein as the "Certificates."

          No transfer of this Certificate, or any interest therein shall be made to any (a) employee benefit plans (as defined in Section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include assets of a plan described in (a) or
(b) above by reason of such a plan's investment in such entities (each a APlan"). The Certificateholder, by its acceptance of this Certificate, represents and warrants it is not a Plan.

          The Pooling and Servicing Agreement contemplates, subject to its terms, payments of interest and principal to be made on the twentieth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Distribution Date") of each calendar month commencing in January 1998, so long as the Pooling and Servicing Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least five Business Days prior to the applicable Record Date (as defined below)) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (each a "Record Date"), in an amount, with respect to each Class of Certificates, as set forth in the Pooling and Servicing Agreement. The Maturity Date of this Certificate is March 20, 2029.

          For each Distribution Date, interest due with respect to the Offered Certificates will be the interest which has accrued thereon at the applicable Pass-Through Rate from the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date plus certain interest amounts remaining unpaid from prior Distribution Dates. Each period referred to above relating to the accrual of interest is the "Accrual Period" for the related Class of Offered Certificates. All calculations of interest on the Offered Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days. A "Business Day" is any day other than a Saturday, Sunday or a day on which banking institutions in New York City, or in the city in which the Corporate Trust Office of the Trustee is located, or in the city in which the servicing operations of the Servicer are conducted, are authorized or obligated by law or executive order to close.

          With respect to each Distribution Date (a) before the Stepdown Date or
(b) with respect to which a Trigger Event is in effect, Holders of the Class A Certificates will be entitled to receive payment of 100% of the Principal Distribution Amount for such Distribution Date until the Class A Certificate Principal Balance has been reduced to zero.

          With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as to which a Trigger Event is not in effect and is not continuing, the Holders of all Classes of the Offered Certificates will be entitled to receive payments of principal, in the order of priority, in the amounts set forth in the Pooling and Servicing Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to assets in the Trust Fund to the extent available for distribution to the Certificateholder as provided in the Pooling and Servicing Agreement for payment hereunder and that none of the Depositor, the Seller, the Servicer, or the Trustee or any of its subsidiaries or affiliates, are personally liable to the Certificateholder for any amounts payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Pooling and Servicing Agreement.

          The Trustee is required to pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Certificateholder shall be considered as having been paid by the Trustee to such Certificateholder for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          The Pooling and Servicing Agreement provides that the Trust Fund will terminate upon the payment to the Holders of all Certificates of all amounts required to be paid to such Holders upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement also provides that the Servicer will have the right to purchase all the Mortgage Loans (a "Clean-Up Call") on any Determination Date after the month in which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to less than 10% of the Original Aggregate Loan Balance of the Mortgage Loans as of the Closing Date (the "Clean-Up Call Date"). In addition, if the Servicer does not exercise its Clean-Up Call rights within two Distribution Dates after the Clean-Up Call Date, the Holders of the Non-Offered Certificates shall thereafter have the right to declare a Clean-Up Call. The party that chooses to exercise its right to declare a Clean-Up Call shall purchase from the Trust Fund all (but not fewer than all) remaining Mortgage Loans, in whole only, and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund at a price and in the manner set forth in the Pooling and Servicing Agreement.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder in the manner set forth therein.

          The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A Certificates are issuable only as registered Certificates in denominations of $1,000.00 original principal amount and integral multiples of $1.00 in excess thereof, the Subordinate Certificates and the Class C Certificates shall be issued in denominations of no less than $25,000 and integral multiples of $1.00 in excess thereof, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth. Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate principal amount.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Pooling and Servicing Agreement and all amendments thereto will be provided to any Certificateholder upon written request to the Trustee.

          As provided in the Pooling and Servicing Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Depositor, the Servicer and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust Fund referenced herein and authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:            December 10, 1997


                                        THE FIRST NATIONAL BANK
                                        OF CHICAGO, as Trustee

                              By:      ________________________________
                                       Name:
                                       Title:


Trustee Certificate of Authentication:

This is one of the Class M-2 Certificates described in the above-referenced Pooling and Servicing Agreement.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee


By:      ____________________
         Name:
         Title:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the attached WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:   ________ ___, ______      By:      ________________________________
                                             Signature

                                   EXHIBIT A-4

                           FORM OF CLASS B CERTIFICATE

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

          NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY (A) EMPLOYEE BENEFITS PLANS (AS DEFINED IN
SECTION 3(3) OF ERISA) SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) PLANS DESCRIBED IN SECTION 4975(E) (1) OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, OR (C) ANY ENTITIES WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH A PLAN'S INVESTMENT IN SUCH ENTITIES.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

          NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

===============================================================================

CLASS B                                                       NO. 1

-------------------------------------------------------------------------------
Initial Cut-Off Date:
  December 1, 1997                     Class B Pass-Through Rate:1
--------------------------------------------------------------------------------

First Distribution Date:
  January 20, 1998                     Initial Certificate Principal Balance:
                                                  $24,000,000
--------------------------------------------------------------------------------

Servicer:  WMC Mortgage Corp.          Aggregate Initial Certificate Principal
                                       Balance of All Class B Certificates:
                                       $24,000,000
-------------------------------------------------------------------------------

CUSIP: [22540A FJ 3]                   Maturity Date: March 20, 2029
-------------------------------------------------------------------------------

Issue Date: December 10, 1997
===============================================================================

---------------
1                 On each Distribution Date, the Class B
            Pass-Through Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the CleanUp Call Date (as defined herein), LIBOR plus 1.150% per annum and for any Distribution Date thereafter, LIBOR plus 1.725% per annum, and (y) the Available Funds Cap Rate.



                                WMC Mortgage Loan
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2


          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, WMC, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance for all Certificates of this Class as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Certificates of this Class in the Trust Fund relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, which consists primarily of the Mortgage Loans. The Trust Fund has been created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as Servicer (the "Servicer"), and The First National Bank of Chicago, as Trustee (the "Trustee"). This Certificate is one of the Certificates described in the Pooling and Servicing Agreement and is issued pursuant and subject to the Pooling and Servicing Agreement. By acceptance of this Certificate, the holder assents to and becomes bound by the Pooling and Servicing Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          Issued under the Pooling and Servicing Agreement are Certificates designated as WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Class A (the "Class A Certificates"), Class M-1 (the "Class M-1 Certificates"), Class M-2 (the "Class M-2 Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class R- 1 (the "Class R-1 Certificates") and Class R-2 (the "Class R-2 Certificates"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates are collectively referred to as the "Offered Certificates." The Class C Certificates, the Class R-1 Certificates and the Class R-2 Certificates are collectively referred to as the "Non-Offered Certificates." The Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates are collectively referred to as the "Subordinate Certificates" and the Offered Certificates and the Non-Offered Certificates are collectively referred to herein as the "Certificates."

          No transfer of this Certificate, or any interest therein shall be made to any (a) employee benefit plans (as defined in Section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include assets of a plan described in (a) or
(b) above by reason of such a plan's investment in such entities (each a APlan"). The Certificateholder, by its acceptance of this Certificate, represents and warrants it is not a Plan.

          The Pooling and Servicing Agreement contemplates, subject to its terms, payments of interest and principal to be made on the twentieth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Distribution Date") of each calendar month commencing in January 1998, so long as the Pooling and Servicing Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least five Business Days prior to the applicable Record Date (as defined below)) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (each a "Record Date"), in an amount, with respect to each Class of Certificates, as set forth in the Pooling and Servicing Agreement. The Maturity Date of this Certificate is March 20, 2029.

          For each Distribution Date, interest due with respect to the Offered Certificates will be the interest which has accrued thereon at the applicable Pass-Through Rate from the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date plus certain interest amounts remaining unpaid from prior Distribution Dates. Each period referred to above relating to the accrual of interest is the "Accrual Period" for the related Class of Offered Certificates. All calculations of interest on the Offered Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days. A "Business Day" is any day other than a Saturday, Sunday or a day on which banking institutions in New York City, or in the city in which the Corporate Trust Office of the Trustee is located, or in the city in which the servicing operations of the Servicer are conducted, are authorized or obligated by law or executive order to close.

          With respect to each Distribution Date (a) before the Stepdown Date or
(b) with respect to which a Trigger Event is in effect, Holders of the Class A Certificates will be entitled to receive payment of 100% of the Principal Distribution Amount for such Distribution Date until the Class A Certificate Principal Balance has been reduced to zero.

          With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as to which a Trigger Event is not in effect and is not continuing, the Holders of all Classes of the Offered Certificates will be entitled to receive payments of principal, in the order of priority, in the amounts set forth in the Pooling and Servicing Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to assets in the Trust Fund to the extent available for distribution to the Certificateholder as provided in the Pooling and Servicing Agreement for payment hereunder and that none of the Depositor, the Seller, the Servicer, or the Trustee or any of its subsidiaries or affiliates, are personally liable to the Certificateholder for any amounts payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Pooling and Servicing Agreement.

          The Trustee is required to pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Certificateholder shall be considered as having been paid by the Trustee to such Certificateholder for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          The Pooling and Servicing Agreement provides that the Trust Fund will terminate upon the payment to the Holders of all Certificates of all amounts required to be paid to such Holders upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement also provides that the Servicer will have the right to purchase all the Mortgage Loans (a "Clean-Up Call") on any Determination Date after the month in which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to less than 10% of the Original Aggregate Loan Balance of the Mortgage Loans as of the Closing Date (the "Clean-Up Call Date"). In addition, if the Servicer does not exercise its Clean-Up Call rights within two Distribution Dates after the Clean-Up Call Date, the Holders of the Non-Offered Certificates shall thereafter have the right to declare a Clean-Up Call. The party that chooses to exercise its right to declare a Clean-Up Call shall purchase from the Trust Fund all (but not fewer than all) remaining Mortgage Loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund at a price and in the manner set forth in the Pooling and Servicing Agreement.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder in the manner set forth therein.

          The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A Certificates are issuable only as registered Certificates in denominations of $1,000.00 original principal amount and integral multiples of $1.00 in excess thereof, the Subordinate Certificates and the Class C Certificates shall be issued in denominations of no less than $25,000 and integral multiples of $1.00 in excess thereof, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth. Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate principal amount.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Pooling and Servicing Agreement and all amendments thereto will be provided to any Certificateholder upon written request to the Trustee.

          As provided in the Pooling and Servicing Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Depositor, the Servicer and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust Fund referenced herein and authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:            December 10, 1997


                                         THE FIRST NATIONAL BANK
                                         OF CHICAGO, as Trustee

                               By:      ________________________________
                                        Name:
                                        Title:


Trustee Certificate of Authentication:

This is one of the Class B Certificates described in the above-referenced Pooling and Servicing Agreement.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee


By:      ____________________
         Name:
         Title:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the attached WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:    ________ ___, ______        By:      ________________________________
                                               Signature

                                   EXHIBIT A-5

                           FORM OF CLASS C CERTIFICATE


          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY (A) EMPLOYEE BENEFITS PLANS (AS DEFINED IN
SECTION 3(3) OF ERISA) SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) PLANS DESCRIBED IN SECTION 4975(E) (1) OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, OR (C) ANY ENTITIES WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH A PLAN'S INVESTMENT IN SUCH ENTITIES.

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

          NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE OFFERED CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

===============================================================================

CLASS C                                         NO. 1

------------------------------------------------------------------------------
Initial Cut-Off Date:
  December 1, 1997                 Class C Pass-Through Rate:
                                   Specified portion of interest as per Treasury
                                   regulations Section 1.860G-1(a)(2)(C) and
                                   described in the Pooling and Servicing
                                   Agreement.
--------------------------------------------------------------------------------

First Distribution Date:
  January 20, 1998                 Initial Certificate Principal Balance: [100%]
                                             Interest
-------------------------------------------------------------------------------

Servicer:  WMC Mortgage Corp.      Aggregate Initial Certificate Principal
                                   Balance of All Class C Certificates: [100%]
                                          Interest
-------------------------------------------------------------------------------

Issue Date: December 10, 1997      Maturity Date: March 20, 2029
--------------------------------------------------------------------------------



                                WMC Mortgage Loan
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2


          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, WMC, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          This certifies that WMC MORTGAGE CORP. is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance for all Certificates of this Class as of the Issue Date), in that certain beneficial ownership interest evidenced by all the Certificates of this Class in the Trust Fund relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, which consists primarily of the Mortgage Loans. The Trust Fund has been created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as Servicer (the "Servicer"), and The First National Bank of Chicago, as Trustee (the "Trustee"). This Certificate is one of the Certificates described in the Pooling and Servicing Agreement and is issued pursuant and subject to the Pooling and Servicing Agreement. By acceptance of this Certificate, the holder assents to and becomes bound by the Pooling and Servicing Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          Issued under the Pooling and Servicing Agreement are Certificates designated as WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Class A (the "Class A Certificates"), Class M-1 (the "Class M-1 Certificates"), Class M-2 (the "Class M-2 Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class R- 1 (the "Class R-1 Certificates") and Class R-2 (the "Class R-2 Certificates"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates are collectively referred to as the "Offered Certificates." The Class C Certificates, the Class R-1 Certificates and the Class R-2 Certificates are collectively referred to as the "Non-Offered Certificates." The Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates are collectively referred to as the "Subordinate Certificates" and the Offered Certificates and the Non-Offered Certificates are collectively referred to herein as the "Certificates."

          No transfer of this Certificate, or any interest therein shall be made to any (a) employee benefit plans (as defined in Section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) plans described in Section 4975(e)
(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include assets of a plan described in (a) or (b) above by reason of such a plan's investment in such entities (each a "Plan"). The Certificateholder, by its acceptance of this Certificate, represents and warrants it is not a Plan.

          The Pooling and Servicing Agreement contemplates, subject to its terms, payments of interest and principal to be made on the twentieth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Distribution Date") of each calendar month commencing in January 1998, so long as the Pooling and Servicing Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least five Business Days prior to the applicable Record Date (as defined below)) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (each a "Record Date"), in an amount, with respect to each Class of Certificates, as set forth in the Pooling and Servicing Agreement. The Maturity Date of this Certificate is March 20, 2029.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to assets in the Trust Fund to the extent available for distribution to the Certificateholder as provided in the Pooling and Servicing Agreement for payment hereunder and that none of the Depositor, the Seller, the Servicer, or the Trustee or any of its subsidiaries or affiliates, are personally liable to the Certificateholder for any amounts payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Pooling and Servicing Agreement.

          The Trustee is required to pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Certificateholder shall be considered as having been paid by the Trustee to such Certificateholder for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          The Pooling and Servicing Agreement provides that the Trust Fund will terminate upon the payment to the Holders of all Certificates of all amounts required to be paid to such Holders upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement also provides that the Servicer will have the right to purchase all the Mortgage Loans (a "Clean-Up Call") on any Determination Date after the month in which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to less than 10% of the Original Aggregate Loan Balance of the Mortgage Loans as of the Closing Date (the "Clean-Up Call Date"). In addition, if the Servicer does not exercise its Clean-Up Call rights within two Distribution Dates after the Clean-Up Call Date, the Holders of the Non-Offered Certificates shall thereafter have the right to declare a Clean-Up Call. The party that chooses to exercise its right to declare a Clean-Up Call shall purchase from the Trust Fund all (but not fewer than all) remaining Mortgage Loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund at a price and in the manner set forth in the Pooling and Servicing Agreement.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder in the manner set forth therein.

          The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A Certificates are issuable only as registered Certificates in denominations of $1,000.00 original principal amount and integral multiples of $1.00 in excess thereof, the Subordinate Certificates and the Class C Certificates shall be issued in denominations of no less than $25,000 and integral multiples of $1.00 in excess thereof, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth. Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate principal amount.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Pooling and Servicing Agreement and all amendments thereto will be provided to any Certificateholder upon written request to the Trustee.

          As provided in the Pooling and Servicing Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Depositor, the Servicer and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust Fund referenced herein and authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:  December 10, 1997


                                        THE FIRST NATIONAL BANK
                                       OF CHICAGO, as Trustee

                              By:      ________________________________
                                        Name:
                                        Title:


Trustee Certificate of Authentication:

This is one of the Class C Certificates described in the above-referenced Pooling and Servicing Agreement.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee


By:      ____________________
         Name:
         Title:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the attached WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ________ ___, ______          By:      ________________________________
                                              Signature

                                   EXHIBIT A-6

                          FORM OF CLASS R-1 CERTIFICATE

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY (A) EMPLOYEE BENEFITS PLANS (AS DEFINED IN
SECTION 3(3) OF ERISA) SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) PLANS DESCRIBED IN SECTION 4975(E) (1) OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, OR (C) ANY ENTITIES WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH A PLAN'S INVESTMENT IN SUCH ENTITIES.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

          NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 86G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 4.2 OF SUCH POOLING AND SERVICING AGREEMENT.

==============================================================================

CLASS R-1                                                   NO. 1

-------------------------------------------------------------------------------
Initial Cut-Off Date:
  December 1, 1997                 Initial Certificate Principal Balance: [100%]
                                               Interest
-------------------------------------------------------------------------------

First Distribution Date:
  January 20, 1998                 Aggregate Initial Certificate Principal
                                   Balance of All Class R-1 Certificates:
                                   [100%] Interest
--------------------------------------------------------------------------------

Servicer:  WMC Mortgage Corp.      Maturity Date: March 20, 2029
-------------------------------------------------------------------------------

Issue Date: December 10, 1997
===============================================================================



                                WMC Mortgage Loan
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2


          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, WMC, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          This certifies that WMC MORTGAGE CORP. is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance for all Certificates of this Class as of the Issue Date), in that certain beneficial ownership interest evidenced by all the Certificates of this Class in the Trust Fund relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, which consists primarily of the Mortgage Loans. The Trust Fund has been created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as Servicer (the "Servicer"), and The First National Bank of Chicago, as Trustee (the "Trustee"). This Certificate is one of the Certificates described in the Pooling and Servicing Agreement and is issued pursuant and subject to the Pooling and Servicing Agreement. By acceptance of this Certificate, the holder assents to and becomes bound by the Pooling and Servicing Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          Issued under the Pooling and Servicing Agreement are Certificates designated as WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Class A (the "Class A Certificates"), Class M-1 (the "Class M-1 Certificates"), Class M-2 (the "Class M-2 Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class R- 1 (the "Class R-1 Certificates") and Class R-2 (the "Class R-2 Certificates"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates are collectively referred to as the "Offered Certificates." The Class C Certificates, the Class R-1 Certificates and the Class R-2 Certificates are collectively referred to as the "Non-Offered Certificates." The Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates are collectively referred to as the "Subordinate Certificates" and the Offered Certificates and the Non-Offered Certificates are collectively referred to herein as the "Certificates."

          No transfer of this Certificate, or any interest therein shall be made to any (a) employee benefit plans (as defined in Section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) plans described in Section 4975(e)
(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include assets of a plan described in (a) or (b) above by reason of such a plan's investment in such entities (each a "Plan"). The Certificateholder, by its acceptance of this Certificate, represents and warrants it is not a Plan.

          The Pooling and Servicing Agreement contemplates, subject to its terms, payments of interest and principal to be made on the twentieth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Distribution Date") of each calendar month commencing in January 1998, so long as the Pooling and Servicing Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least five Business Days prior to the applicable Record Date (as defined below)) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (each a "Record Date"), in an amount, with respect to each Class of Certificates, as set forth in the Pooling and Servicing Agreement. The Maturity Date of this Certificate is March 20, 2029.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to assets in the Trust Fund to the extent available for distribution to the Certificateholder as provided in the Pooling and Servicing Agreement for payment hereunder and that none of the Depositor, the Seller, the Servicer, or the Trustee or any of its subsidiaries or affiliates, are personally liable to the Certificateholder for any amounts payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Pooling and Servicing Agreement.

          The Trustee is required to pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Certificateholder shall be considered as having been paid by the Trustee to such Certificateholder for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          The Pooling and Servicing Agreement provides that the Trust Fund will terminate upon the payment to the Holders of all Certificates of all amounts required to be paid to such Holders upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement also provides that the Servicer will have the right to purchase all the Mortgage Loans (a "Clean-Up Call") on any Determination Date after the month in which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to less than 10% of the Original Aggregate Loan Balance of the Mortgage Loans as of the Closing Date (the "Clean-Up Call Date"). In addition, if the Servicer does not exercise its Clean-Up Call rights within two Distribution Dates after the Clean-Up Call Date, the Holders of the Non-Offered Certificates shall thereafter have the right to declare a Clean-Up Call. The party that chooses to exercise its right to declare a Clean-Up Call shall purchase from the Trust Fund all (but not fewer than all) remaining Mortgage Loans, in whole only, and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund at a price and in the manner set forth in the Pooling and Servicing Agreement.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder in the manner set forth therein.

          The Certificateholders of a majority of the Percentage Interests represented by the Offered Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

          The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Pooling and Servicing Agreement and all amendments thereto will be provided to any Certificateholder upon written request to the Trustee.

          As provided in the Pooling and Servicing Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Depositor, the Servicer and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust Fund referenced herein and authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:            December 10, 1997


                                         THE FIRST NATIONAL BANK
                                         OF CHICAGO, as Trustee

                                By:      ________________________________
                                         Name:
                                         Title:


Trustee Certificate of Authentication:

This is one of the Class R-1 Certificates described in the above-referenced Pooling and Servicing Agreement.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee


By:      ____________________
         Name:
         Title:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the attached WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  ________ ___, ______          By:      ________________________________
                                               Signature

                                   EXHIBIT A-7

                          FORM OF CLASS R-2 CERTIFICATE



          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY (A) EMPLOYEE BENEFITS PLANS (AS DEFINED IN
SECTION 3(3) OF ERISA) SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) PLANS DESCRIBED IN SECTION 4975(E) (1) OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, OR (C) ANY ENTITIES WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH A PLAN'S INVESTMENT IN SUCH ENTITIES.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

          NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 86G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 4.2 OF SUCH POOLING AND SERVICING AGREEMENT.

===============================================================================

CLASS R-2                                                   NO. 1

-------------------------------------------------------------------------------
Initial Cut-Off Date:
  December 1, 1997                Initial Certificate Principal Balance: [100%]
                                          Interest
-------------------------------------------------------------------------------

First Distribution Date:
  January 20, 1998                Aggregate Initial Certificate Principal
                                  Balance of All Class R-2 Certificates:
                                  [100%] Interest
--------------------------------------------------------------------------------

Servicer:  WMC Mortgage Corp.     Maturity Date: March 20, 2029
-------------------------------------------------------------------------------

Issue Date:  December 10, 1997
===============================================================================



                                WMC Mortgage Loan
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2


          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, WMC, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

          This certifies that WMC MORTGAGE CORP. is the registered owner of a Percentage Interest (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance for all Certificates of this Class as of the Issue Date), in that certain beneficial ownership interest evidenced by all the Certificates of this Class in the Trust Fund relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, which consists primarily of the Mortgage Loans. The Trust Fund has been created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as Servicer (the "Servicer"), and The First National Bank of Chicago, as Trustee (the "Trustee"). This Certificate is one of the Certificates described in the Pooling and Servicing Agreement and is issued pursuant and subject to the Pooling and Servicing Agreement. By acceptance of this Certificate, the holder assents to and becomes bound by the Pooling and Servicing Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          Issued under the Pooling and Servicing Agreement are Certificates designated as WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Class A (the "Class A Certificates"), Class M-1 (the "Class M-1 Certificates"), Class M-2 (the "Class M-2 Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class R- 1 (the "Class R-1 Certificates") and Class R-2 (the "Class R-2 Certificates"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates are collectively referred to as the "Offered Certificates." The Class C Certificates, the Class R-1 Certificates and the Class R-2 Certificates are collectively referred to as the "Non-Offered Certificates." The Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates are collectively referred to as the "Subordinate Certificates" and the Offered Certificates and the Non-Offered Certificates are collectively referred to herein as the "Certificates."

          No transfer of this Certificate, or any interest therein shall be made to any (a) employee benefit plans (as defined in Section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) plans described in Section 4975(e)
(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include assets of a plan described in (a) or (b) above by reason of such a plan's investment in such entities (each a "Plan"). The Certificateholder, by its acceptance of this Certificate, represents and warrants it is not a Plan.

          The Pooling and Servicing Agreement contemplates, subject to its terms, payments of interest and principal to be made on the twentieth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Distribution Date") of each calendar month commencing in January 1998, so long as the Pooling and Servicing Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least five Business Days prior to the applicable Record Date (as defined below)) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (each a "Record Date"), in an amount, with respect to each Class of Certificates, as set forth in the Pooling and Servicing Agreement. The Maturity Date of this Certificate is March 20, 2029.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to assets in the Trust Fund to the extent available for distribution to the Certificateholder as provided in the Pooling and Servicing Agreement for payment hereunder and that none of the Depositor, the Seller, the Servicer, or the Trustee or any of its subsidiaries or affiliates, are personally liable to the Certificateholder for any amounts payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Pooling and Servicing Agreement.

          The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Certificateholder shall be considered as having been paid by the Trustee to such Certificateholder for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          The Pooling and Servicing Agreement provides that the Trust Fund will terminate upon the payment to the Holders of all Certificates of all amounts required to be paid to such Holders upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Fund and (c) at any time when a Qualified Liquidation of the Trust Fund is effected as described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement also provides that the Servicer will have the right to purchase all the Mortgage Loans (a "Clean-Up Call") on any Determination Date after the month in which the aggregate Loan Balances of the Mortgage Loans in the Trust Fund has declined to less than 10% of the Original Aggregate Loan Balance of the Mortgage Loans as of the Closing Date (the "Clean-Up Call Date"). In addition, if the Servicer does not exercise its Clean-Up Call rights within two Distribution Dates after the Clean-Up Call Date, the Holders of the Non-Offered Certificates shall thereafter have the right to declare a Clean-Up Call. The party that chooses to exercise its right to declare a Clean-Up Call shall purchase from the Trust Fund all (but not fewer than all) remaining Mortgage Loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund at a price and in the manner set forth in the Pooling and Servicing Agreement.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder in the manner set forth therein.

          The Certificateholders of a majority of the Percentage Interests represented by the Offered Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

          The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A Certificates are issuable only as registered Certificates in denominations of $1,000.00 original principal amount and integral multiples of $1.00 in excess thereof, the Subordinate Certificates and the Class C Certificates shall be issued in denominations of no less than $25,000 and integral multiples of $1.00 in excess thereof, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth. Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate principal amount.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Pooling and Servicing Agreement and all amendments thereto will be provided to any Certificateholder upon written request to the Trustee.

          As provided in the Pooling and Servicing Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Depositor, the Servicer and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust Fund referenced herein and authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:  December 10, 1997


                                        THE FIRST NATIONAL BANK
                                        OF CHICAGO, as Trustee

                                  By:      ________________________________
                                           Name:
                                           Title:


Trustee Certificate of Authentication:

This is one of the Class R-2 Certificates described in the above-referenced Pooling and Servicing Agreement.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee


By:      ____________________
         Name:
         Title:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the attached WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ________ ___, ______           By:      ________________________________
                                               Signature

                                    EXHIBIT B

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT C

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                                [NOT APPLICABLE]

                                    EXHIBIT E

                            FORM OF TRUSTEE'S RECEIPT

                                                           ________ __, 199_
Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010

WMC Mortgage Corporation
6320 Canoga Avenue
Woodland Hills, CA 91367

Re: Pooling and Servicing Agreement, dated as of December 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, WMC Mortgage Corporation, as Servicer, and The First National Bank of Chicago, as Trustee, regarding WMC Mortgage Loan Pass-Through CERTIFICATES, SERIES 1997-2

Ladies and Gentlemen:

          In accordance with the provisions of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan Listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the exceptions report attachment hereto), it has reviewed the documents delivered to it pursuant to the Pooling and Servicing Agreement and has determined that (i) all Mortgages Notes required to be delivered to it pursuant to the above referenced Pooling and Servicing Agreement are in its possession and (ii) each such Mortgage Note has been reviewed by it and appears regular on its face, appears to bear original signatures, and has not been mutilated, damaged, torn or otherwise physically altered and relates to such Mortgage Loan. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations or warranties as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above captioned Pooling and Servicing Agreement.

                 THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

By:
                                    Name:-------------------------------
                                    Title:

                                    EXHIBIT F

                           FORM OF POOL CERTIFICATION

POOL CERTIFICATION

          WHEREAS, the undersigned is of The First National Bank of Chicago, a national banking corporation, acting in its capacity as trustee (the "Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Trustee, pursuant to that certain Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, WMC Mortgage Corp. as Servicer, and The First National Bank of Chicago, as Trustee; and

          WHEREAS, the Trustee is required, pursuant to Section 3.06(a) of the Pooling and Servicing Agreement, to review the Files relating to the Pool within a specified period following the Startup Day and to notify the Seller promptly of any defects with respect to the Pool, and the Seller is required to remedy such defects or take certain other action, all as contemplated in Section 3.03 of the Pooling and Servicing Agreement; and

          WHEREAS, Section 3.06(a) of the Pooling and Servicing Agreement requires the Trustee to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

          NOW, THEREFORE, the Trustee hereby certifies that it has determined that all required documents listed in Section 3.05 of the Pooling and Servicing Agreement have been executed or received, and that such documents relate to the Loans identified in the Schedule or, in the event that such documents have not been executed and received or do not so relate to such Loans, any remedial action by the Seller as contempated by Section 3.03 of the Pooling and Servicing Agreement has been completed (except as mandated on a schedule attached hereto). The Trustee makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

By:------------------------------
Name:
Title:----------------------------

                                    EXHIBIT G

                             FORM OF DELIVERY ORDER

                                 DELIVERY ORDER

The First National Bank of Chicago, as Trustee
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Corporate Trustee Department

Dear Sirs:

          Pursuant to Section 4.01 of the Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, WMC Mortgage Corp., a California Corporation (AWMC"), as a Seller and the Servicer, and The First National Bank of Chicago, a national banking corporation, as Trustee (the ATrustee"), WMC HEREBY CERTIFIES that all conditions precedent to the issuance of the WMC Mortgage Loan Pass-Through Certificate, Series 1997-2, Class A, Class M-1, Class M-2, Class B, Class C, Class R-1, and Class R-2 (the "Certificates"), HAVE BEEN SATISFIED, and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the owners thereof, or otherwise upon their order. Very truly yours,

                                                     WMC Mortgage Corp.,


                                                     By:---------------------
                                                     Title:------------------

Dated: December __, 1997

                                    EXHIBIT H

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT I

                FORM OF RESIDUAL TAX MATTERS TRANSFER CERTIFICATE

                    AFFIDAVIT PURSUANT TO SECTION 860E(e) OF

                  THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


STATE OF                   )

                           ) ss:

COUNTY OF                  )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit.

          2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income.);
(ii) it is not acquiring the Class [R-1] [R-2] Certificate for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class [R-1] [R-2] Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Class [R-1] [R-2] Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

          3. The Investor is a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (unless, in the case of a partnership, future Treasury regulations provide otherwise) an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust other than a Aforeign trust," as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______, 199_.

                                                 [NAME OF INVESTOR]
                                                 By:______________________
                                                 [Name of Officer]
                                                 [Title of Officer]

[Corporate Seal]

Attest:


[Assistant] Secretary

          Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor. Subscribed and sworn before me this __________ day of __________, _______.


-----------------
NOTARY PUBLIC



COUNTY OF_________________

STATE OF_________________

My commission expires the _________ day of ________, _______.